                                                                    EXHIBIT 10.0

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                                CREDIT AGREEMENT




                          DATED AS OF DECEMBER 20, 2001




                                      AMONG




                          CHECK TECHNOLOGY CANADA LTD.,




                  THE LENDERS FROM TIME TO TIME PARTIES HERETO,




         THE PARENT AND THE GUARANTORS FROM TIME TO TIME PARTIES HERETO,




                                       AND




                         HARRIS TRUST AND SAVINGS BANK,
                             AS ADMINISTRATIVE AGENT





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






                                TABLE OF CONTENTS

SECTION                                           DESCRIPTION                                                    PAGE

SECTION 1.                 THE CREDIT FACILITIES..................................................................1

       Section 1.1.        Term Loan Commitments..................................................................1
       Section 1.2.        Revolving Credit Commitments...........................................................1
       Section 1.3.        Letters of Credit......................................................................2
       Section 1.4.        Applicable Interest Rates..............................................................4
       Section 1.5.        Minimum Borrowing Amounts; Maximum Eurodollar Loans....................................6
       Section 1.6.        Manner of Borrowing Loans and Designating Applicable Interest Rates....................6
       Section 1.7.        Interest Periods.......................................................................9
       Section 1.8.        Maturity of Loans.....................................................................10
       Section 1.9.        Prepayments...........................................................................10
       Section 1.10.       Default Rate..........................................................................13
       Section 1.11.       The Notes.............................................................................13
       Section 1.12.       Funding Indemnity.....................................................................14
       Section 1.13.       Commitment Terminations...............................................................15
       Section 1.14.       Substitution of Lenders...............................................................15

SECTION 2.                 FEES..................................................................................16

       Section 2.1.        Fees..................................................................................16

SECTION 3.                 PLACE AND APPLICATION OF PAYMENTS.....................................................17

       Section 3.1.        Place and Application of Payments.....................................................17

SECTION 4.                 THE COLLATERAL AND GUARANTIES.........................................................18

       Section 4.1.        Collateral............................................................................18
       Section 4.2.        Guaranties............................................................................19
       Section 4.3.        Further Assurances....................................................................19

SECTION 5.                 DEFINITIONS; INTERPRETATION...........................................................20

       Section 5.1.        Definitions...........................................................................20
       Section 5.2.        Interpretation........................................................................34
       Section 5.3.        Change in Accounting Principles.......................................................34

SECTION 6.                 REPRESENTATIONS AND WARRANTIES........................................................34

       Section 6.1.        Organization and Qualification........................................................34
       Section 6.2.        Subsidiaries..........................................................................35
       Section 6.3.        Authority and Validity of Obligations.................................................35
       Section 6.4.        Use of Proceeds; Margin Stock.........................................................36
       Section 6.5.        Financial Reports.....................................................................36

       Section 6.6.        No Material Adverse Change............................................................36
       Section 6.7.        Full Disclosure.......................................................................36
       Section 6.8.        Trademarks, Franchises, and Licenses..................................................37
       Section 6.9.        Governmental Authority and Licensing..................................................37
       Section 6.10.       Good Title............................................................................37
       Section 6.11.       Litigation and Other Controversies....................................................37
       Section 6.12.       Taxes.................................................................................37
       Section 6.13.       Approvals.............................................................................38
       Section 6.14.       Affiliate Transactions................................................................38
       Section 6.15.       Investment Company; Public Utility Holding Company....................................38
       Section 6.16.       ERISA; Canadian Benefit Plan Obligations..............................................38
       Section 6.17.       Compliance with Laws..................................................................38
       Section 6.18.       Other Agreements......................................................................39
       Section 6.19.       Solvency..............................................................................39
       Section 6.20.       No Default............................................................................39
       Section 6.21.       Delphax Asset Purchase Agreement......................................................39

SECTION 7.                 CONDITIONS PRECEDENT..................................................................40

       Section 7.1.        All Credit Events.....................................................................40
       Section 7.2.        Initial Credit Event..................................................................40

SECTION 8.                 COVENANTS.............................................................................43

       Section 8.1.        Maintenance of Existence..............................................................43
       Section 8.2.        Maintenance of Properties and Business................................................43
       Section 8.3.        Taxes and Assessments.................................................................43
       Section 8.4.        Insurance.............................................................................44
       Section 8.5.        Financial Reports.....................................................................44
       Section 8.6.        Inspection............................................................................46
       Section 8.7.        Borrowings and Guaranties.............................................................47
       Section 8.8.        Liens.................................................................................47
       Section 8.9.        Investments, Acquisitions, Loans and Advances.........................................48
       Section 8.10.       Mergers, Consolidations and Sales.....................................................49
       Section 8.11.       Maintenance of Subsidiaries...........................................................50
       Section 8.12.       Dividends and Certain Other Restricted Payments.......................................50
       Section 8.13.       ERISA; Canadian Benefit Plan Obligations..............................................51
       Section 8.14.       Compliance with Laws..................................................................51
       Section 8.15.       Burdensome Contracts with Affiliates..................................................52
       Section 8.16.       No Changes in Fiscal Year.............................................................52
       Section 8.17.       Formation of Subsidiaries.............................................................52
       Section 8.18.       Change in the Nature of Business......................................................52
       Section 8.19.       Use of Loan Proceeds..................................................................53
       Section 8.20.       No Restrictions.......................................................................53
       Section 8.21.       Total Funded Debt to EBITDA Ratio.....................................................53
       Section 8.22.       Net Worth.............................................................................53
       Section 8.23.       Fixed Charge Coverage Ratio...........................................................53

       Section 8.24.       Operating Leases......................................................................54
       Section 8.25.       Interest Rate Protection..............................................................54

SECTION 9.                 EVENTS OF DEFAULT AND REMEDIES........................................................54

       Section 9.1.        Events of Default.....................................................................54
       Section 9.2.        Non-Bankruptcy Defaults...............................................................57
       Section 9.3.        Bankruptcy Defaults...................................................................57
       Section 9.4.        Collateral for Undrawn Letters of Credit..............................................57
       Section 9.5.        Notice of Default.....................................................................58
       Section 9.6.        Expenses..............................................................................58

SECTION 10.                CHANGE IN CIRCUMSTANCES...............................................................58

       Section 10.1.       Change of Law.........................................................................58
       Section 10.2.       Unavailability of Deposits or Inability to Ascertain, or Inadequacy of,
                               LIBOR.............................................................................59
       Section 10.3.       Increased Cost and Reduced Return.....................................................59
       Section 10.4.       Lending Offices.......................................................................60
       Section 10.5.       Discretion of Lender as to Manner of Funding..........................................61

SECTION 11.                THE ADMINISTRATIVE AGENT..............................................................61

       Section 11.1.       Appointment and Authorization of Administrative Agent.................................61
       Section 11.2.       Administrative Agent and Its Affiliates...............................................61
       Section 11.3.       Action by Administrative Agent........................................................61
       Section 11.4.       Consultation with Experts.............................................................62
       Section 11.5.       Liability of Administrative Agent; Credit Decision....................................62
       Section 11.6.       Indemnity.............................................................................63
       Section 11.7.       Resignation of Administrative Agent and Successor Administrative Agent................63
       Section 11.8.       L/C Issuer............................................................................63
       Section 11.9.       Hedging Liability and ACH and Overdraft Liability Arrangements........................64
       Section 11.10.      Designation of Additional Agents......................................................64

SECTION 12.                THE GUARANTEES........................................................................64

       Section 12.1.       The Guarantees........................................................................64
       Section 12.2.       Guarantee Unconditional...............................................................65
       Section 12.3.       Discharge Only upon Payment in Full; Reinstatement in Certain
                               Circumstances.....................................................................66
       Section 12.4.       Subrogation...........................................................................66
       Section 12.5.       Waivers...............................................................................66
       Section 12.6.       Limit on Recovery.....................................................................66
       Section 12.7.       Stay of Acceleration..................................................................66

SECTION 13.                MISCELLANEOUS.........................................................................67

       Section 13.1.       Withholding Taxes.....................................................................67
       Section 13.2.       No Waiver, Cumulative Remedies........................................................68
       Section 13.3.       Non-Business Days.....................................................................68
       Section 13.4.       Documentary Taxes.....................................................................68
       Section 13.5.       Survival of Representations...........................................................69
       Section 13.6.       Survival of Indemnities...............................................................69
       Section 13.7.       Sharing of Set-Off....................................................................69
       Section 13.8.       Notices...............................................................................69
       Section 13.9.       Counterparts..........................................................................70
       Section 13.10.      Successors and Assigns................................................................70
       Section 13.11.      Participants..........................................................................70
       Section 13.12.      Assignments...........................................................................71
       Section 13.13.      Amendments............................................................................72
       Section 13.14.      Headings..............................................................................72
       Section 13.15.      Costs and Expenses; Indemnification...................................................72
       Section 13.16.      Set-off...............................................................................73
       Section 13.17.      Entire Agreement......................................................................74
       Section 13.18.      Governing Law.........................................................................74
       Section 13.19.      Severability of Provisions............................................................74
       Section 13.20.      Excess Interest.......................................................................74
       Section 13.21.      Construction..........................................................................75
       Section 13.22.      Lender's Obligations Several..........................................................75
       Section 13.23.      Submission to Jurisdiction; Waiver of Jury Trial......................................75
       Section 13.24.      Judgment Currency.....................................................................75

Signature Page...................................................................................................76




EXHIBIT A            --        Notice of Payment Request
EXHIBIT B            --        Notice of Borrowing
EXHIBIT C            --        Notice of Continuation/Conversion
EXHIBIT D-1          --        Term Note
EXHIBIT D-2          --        Revolving Note
EXHIBIT E            --        Borrowing Base Certificate
EXHIBIT F            --        Compliance Certificate
EXHIBIT G            --        Assignment and Acceptance
EXHIBIT H            --        Additional Guarantor Supplement

                                CREDIT AGREEMENT

         This Credit Agreement (this "Agreement") is entered into as of December 20, 2001 by and among Check Technology Canada Ltd., an Ontario corporation (the "Borrower"), the Parent (as defined below) and each of the Subsidiaries of the Borrower or subsidiaries of the Parent from time to time becoming party hereto, as Guarantors, the several financial institutions from time to time party to this Agreement, as Lenders, and Harris Trust and Savings Bank, as Administrative Agent as provided herein. All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in Section 5.1 hereof.


                              PRELIMINARY STATEMENT

         The Borrower has requested, and the Lenders have agreed to extend, certain credit facilities on the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.           THE CREDIT FACILITIES.

      Section 1.1. Term Loan Commitments. Subject to the terms and conditions hereof, each Lender, by its acceptance hereof, severally agrees to make a loan (individually a "Term Loan" and collectively for all the Lenders the "Term Loans") in U.S. Dollars to the Borrower in the amount of such Lender's Term Loan Commitment. The Term Loans shall be advanced in a single Borrowing on the Closing Date and shall be made ratably by the Lenders in proportion to their respective Term Loan Percentages. As provided in Section 1.6(a) hereof, the Borrower may elect that of the Term Loans be outstanding as Base Rate Loans or Eurodollar Loans. No amount repaid or prepaid on any Term Loan may be borrowed again.

      Section 1.2. Revolving Credit Commitments. Subject to the terms and conditions hereof, each Lender, by its acceptance hereof, severally agrees to make a loan or loans (individually a "Revolving Loan" and collectively the "Revolving Loans") in U.S. Dollars to the Borrower from time to time on a revolving basis up to the amount of such Lender's Revolving Credit Commitment, subject to any reductions thereof pursuant to the terms hereof, before the Revolving Credit Termination Date. The sum of the aggregate principal amount of Revolving Loans and L/C Obligations at any time outstanding shall not exceed the lesser of (i) the Revolving Credit Commitments in effect at such time and (ii) the Borrowing Base as then determined and computed. Each Borrowing of Revolving Loans shall be made ratably by the Lenders in proportion to their respective Revolver Percentages. As provided in Section 1.6(a) hereof, the Borrower may elect that each Borrowing of Revolving Loans be either Base Rate Loans or Eurodollar Loans, provided that, as more fully described in Section 1.6 hereof, a certain portion of the principal amount of the Revolving Loans will remain outstanding at a fixed rate.

Revolving Loans may be repaid and the principal amount thereof reborrowed before the Revolving Credit Termination Date, subject to the terms and conditions hereof.

      Section 1.3.    Letters of Credit.

         (a) General Terms. Subject to the terms and conditions hereof, as part of the Revolving Credit, the L/C Issuer shall issue standby and commercial letters of credit (each a "Letter of Credit") for the Borrower's account or for the account of the Borrower and one or more of the Subsidiaries in an aggregate undrawn face amount up to the L/C Sublimit, provided that the aggregate L/C Obligations at any time outstanding shall not exceed the difference between the Revolving Credit Commitments in effect at such time and the aggregate principal amount of Revolving Loans then outstanding. Each Letter of Credit shall be issued by the L/C Issuer, but each Lender shall be obligated to reimburse the L/C Issuer for such Lender's Revolver Percentage of the amount of each drawing thereunder and, accordingly, each Letter of Credit shall constitute usage of the Revolving Credit Commitment of each Lender pro rata in an amount equal to its Revolver Percentage of the L/C Obligations then outstanding.

         (b) Applications. At any time before the Revolving Credit Termination Date, the L/C Issuer shall, at the request of the Borrower, issue one or more Letters of Credit in U.S. Dollars, in a form satisfactory to the L/C Issuer, with expiration dates no later than the earlier of 12 months from the date of issuance (or which are cancelable not later than 12 months from the date of issuance and each renewal) or the Revolving Credit Termination Date, in an aggregate face amount as set forth above, upon the receipt of an application duly executed by the Borrower and, if such Letter of Credit is for the account of one if the Subsidiaries, such Subsidiary for the relevant Letter of Credit in the form then customarily prescribed by the L/C Issuer for the Letter of Credit requested (each an "Application"). Notwithstanding anything contained in any Application to the contrary: (i) the Borrower shall pay fees in connection with each Letter of Credit as set forth in Section 2.1 hereof, (ii) except as otherwise provided in Section 1.9 hereof, before the occurrence of a Default or an Event of Default, the L/C Issuer will not call for the funding by the Borrower of any amount under a Letter of Credit before being presented with a drawing thereunder, and (iii) if the L/C Issuer is not timely reimbursed for the amount of any drawing under a Letter of Credit on the date such drawing is paid, the Borrower's obligation to reimburse the L/C Issuer for the amount of such drawing shall bear interest (which the Borrower hereby promises to pay) from and after the date such drawing is paid at a rate equal to the sum of 2.0% per annum plus the Base Rate from time to time in effect (computed on the basis of a year of 360 days, and the actual number of days elapsed). If the L/C Issuer issues any Letter of Credit with an expiration date that is automatically extended unless the L/C Issuer gives notice that the expiration date will not so extend beyond its then scheduled expiration date, unless the Required Lenders instruct the L/C Issuer otherwise, the L/C Issuer will give such notice of non-renewal before the time necessary to prevent such automatic extension if before such required notice date: (i) the expiration date of such Letter of Credit if so extended would be after the Revolving Credit Termination Date, (ii) the Revolving Credit Commitments have been terminated, or (iii) a Default or an Event of Default exists and the Administrative Agent, at the request or with the consent of the Required Lenders, has given the L/C Issuer instructions not to so permit the extension of the expiration date of such Letter of Credit. The L/C Issuer agrees to issue amendments to the Letter(s) of Credit increasing the amount, or extending the expiration date, thereof at the request of the Borrower subject to the conditions of Section 7 hereof and the other terms of this Section 1.3.

         (c) The Reimbursement Obligations. Subject to Section 1.3(b) hereof, the obligation of the Borrower to reimburse the L/C Issuer for all drawings under a Letter of Credit (a "Reimbursement Obligation") shall be governed by the Application related to such Letter of Credit, except that reimbursement shall be made by no later than 12:00 Noon (Chicago time) on the date when each drawing is to be paid if the Borrower has been informed of such drawing by the L/C Issuer on or before 11:30 a.m. (Chicago time) on the date when such drawing is to be paid or, if notice of such drawing is given to the Borrower after 11:30 a.m. (Chicago time) on the date when such drawing is to be paid, by the end of such day, in immediately available funds at the Administrative Agent's principal office in Chicago, Illinois or such other office as the Administrative Agent may designate in writing to the Borrower (who shall thereafter cause to be distributed to the L/C Issuer such amount(s) in like funds). If the Borrower does not make any such reimbursement payment on the date due and the Participating Lenders fund their participations therein in the manner set forth in Section 1.3(d) below, then all payments thereafter received by the Administrative Agent in discharge of any of the relevant Reimbursement Obligations shall be distributed in accordance with Section 1.3(d) below.

         (d) The Participating Interests. Each Lender (other than the Lender acting as L/C Issuer in issuing the relevant Letter of Credit), by its acceptance hereof, severally agrees to purchase from the L/C Issuer, and the L/C Issuer hereby agrees to sell to each such Lender (a "Participating Lender"), an undivided percentage participating interest (a "Participating Interest"), to the extent of its Revolver Percentage, in each Letter of Credit issued by, and each Reimbursement Obligation owed to, the L/C Issuer. Upon any failure by the Borrower to pay any Reimbursement Obligation at the time required on the date the related drawing is to be paid, as set forth in Section 1.3(c) above, or if the L/C Issuer is required at any time to return to the Borrower or to a trustee, receiver, liquidator, custodian or other Person any portion of any payment of any Reimbursement Obligation, each Participating Lender shall, not later than the Business Day it receives a certificate in the form of Exhibit A hereto from the L/C Issuer (with a copy to the Administrative Agent) to such effect, if such certificate is received before 1:00 p.m. (Chicago time), or not later than 1:00 p.m. (Chicago time) the following Business Day, if such certificate is received after such time, pay to the Administrative Agent for the account of the L/C Issuer an amount equal to such Participating Lender's Revolver Percentage of such unpaid or recaptured Reimbursement Obligation together with interest on such amount accrued from the date the related payment was made by the L/C Issuer to the date of such payment by such Participating Lender at a rate per annum equal to: (i) from the date the related payment was made by the L/C Issuer to the date 2 Business Days after payment by such Participating Lender is due hereunder, the Federal Funds Rate for each such day and (ii) from the date 2 Business Days after the date such payment is due from such Participating Lender to the date such payment is made by such Participating Lender, the Base Rate in effect for each such day. Each such Participating Lender shall thereafter be entitled to receive its Revolver Percentage of each payment received in respect of the relevant Reimbursement Obligation and of interest paid thereon, with the L/C Issuer retaining its Revolver Percentage thereof as a Lender hereunder.

         The several obligations of the Participating Lenders to the L/C Issuer under this Section 1.3 shall be absolute, irrevocable and unconditional under any and all circumstances whatsoever and shall not be subject to any set-off, counterclaim or defense to payment which any Participating Lender may have or have had against the Borrower, the L/C Issuer, the Administrative Agent, any Lender or any other Person whatsoever. Without limiting the generality of the foregoing, such obligations shall not be affected by any Default or Event of Default or by any reduction or termination of any Commitment of any Lender, and each payment by a Participating Lender under this Section 1.3 shall be made without any offset, abatement, withholding or reduction whatsoever.

         (e) Indemnification. The Participating Lenders shall, to the extent of their respective Revolver Percentages, indemnify the L/C Issuer (to the extent not reimbursed by the Borrower) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from the L/C Issuer's gross negligence or willful misconduct) that the L/C Issuer may suffer or incur in connection with any Letter of Credit issued by it. The obligations of the Participating Lenders under this Section 1.3(e) and all other parts of this Section 1.3 shall survive termination of this Agreement and of all Applications, Letters of Credit, and all drafts and other documents presented in connection with drawings thereunder.

      Section 1.4.    Applicable Interest Rates.

         (a) Base Rate Loans. Each Base Rate Loan made or maintained by a Lender shall bear interest during each Interest Period it is outstanding (computed on the basis of a year of 360 days, and the actual days elapsed) on the unpaid principal amount thereof from the date such Loan is advanced, continued or created by conversion from a Eurodollar Loan until maturity (whether by acceleration or otherwise) at a rate per annum equal to the Base Rate from time to time in effect, payable on the last day of its Interest Period and at maturity (whether by acceleration or otherwise).

         "Base Rate" means for any day the greater of: (i) the rate of interest announced or otherwise established by the Administrative Agent from time to time as its prime commercial rate, as in effect on such day, with any change in the Base Rate resulting from a change in said prime commercial rate to be effective as of the date of the relevant change in said prime commercial rate (it being acknowledged and agreed that such rate may not be the Administrative Agent's best or lowest rate) and (ii) the sum of (x) the rate determined by the Administrative Agent to be the average (rounded upward, if necessary, to the next higher 1/100 of 1%) of the rates per annum quoted to the Administrative Agent at approximately 10:00 a.m. (Chicago time) (or as soon thereafter as is practicable) on such day (or, if such day is not a Business Day, on the immediately preceding Business Day) by two or more Federal funds brokers selected by the Administrative Agent for sale to the Administrative Agent at face value of Federal funds in the secondary market in an amount equal or comparable to the principal amount owed to the Administrative Agent for which such rate is being determined, plus (y) 1/2 of 1%.

         (b) Eurodollar Loans. Each Eurodollar Loan made or maintained by a Lender shall, subject to the provisions of Section 1.4(d) hereof, bear interest during each Interest Period it is outstanding (computed on the basis of a year of 360 days and actual days elapsed) on the unpaid principal amount thereof from the date such Loan is advanced, continued or created by conversion from a Base Rate Loan until maturity (whether by acceleration or otherwise) at a rate per annum equal to the sum of 3.0% per annum plus the Adjusted LIBOR applicable for such Interest Period, payable on the last day of the Interest Period and at maturity (whether by acceleration or otherwise), and, if the applicable Interest Period is longer than three months, on each day occurring every three months after the commencement of such Interest Period.

         "Adjusted LIBOR" means, for any Borrowing of Eurodollar Loans, a rate per annum determined in accordance with the following formula:

         Adjusted LIBOR    =                   LIBOR
                                 ---------------------------------
                                 1 - Eurodollar Reserve Percentage

         "Eurodollar Reserve Percentage" means, for any Borrowing of Eurodollar Loans, the daily average for the applicable Interest Period of the maximum rate, expressed as a decimal, at which reserves (including, without limitation, any supplemental, marginal, and emergency reserves) are imposed during such Interest Period by the Board of Governors of the Federal Reserve System (or any successor) on "eurocurrency liabilities", as defined in such Board's Regulation D (or in respect of any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Loans is determined or any category of extensions of credit or other assets that include loans by non-United States offices of any Lender to United States residents), subject to any amendments of such reserve requirement by such Board or its successor, taking into account any transitional adjustments thereto. For purposes of this definition, the Eurodollar Loans shall be deemed to be "eurocurrency liabilities" as defined in Regulation D without benefit or credit for any prorations, exemptions or offsets under Regulation D.

         "LIBOR" means, for an Interest Period for a Borrowing of Eurodollar Loans, (a) the LIBOR Index Rate for such Interest Period, if such rate is available, and (b) if the LIBOR Index Rate cannot be determined, the arithmetic average of the rates of interest per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) at which deposits in U.S. Dollars in immediately available funds are offered to the Administrative Agent at 11:00 a.m. (London, England time) 2 Business Days before the beginning of such Interest Period by 3 or more major banks in the interbank eurodollar market selected by the Administrative Agent for delivery on the first day of and for a period equal to such Interest Period and in an amount equal or comparable to the principal amount of the Eurodollar Loan scheduled to be made by the Administrative Agent as part of such Borrowing.

         "LIBOR Index Rate" means, for any Interest Period, the rate per annum (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) for deposits in U.S. Dollars for a period equal to such Interest Period, which appears on the Telerate Page 3750 as of 11:00 a.m. (London, England time) on the day 2 Business Days before the commencement of such Interest Period.

         "Telerate Page 3750" means the display designated as "Page 3750" on the Telerate Service (or such other page as may replace Page 3750 on that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for U.S. Dollar deposits).

         (c) Fixed Rate Loan. The Fixed Rate Loan shall bear interest as described in Section 1.6(f) hereof, payable on the last day of each calendar quarter and on the Revolving Credit Termination Date.

         (d) Deemed LIBOR. Notwithstanding the provisions of Section 1.4(b) above, the Lenders agree that, as long as the Borrower maintains at least $5,000,000 in principal amount of Eurodollar Loans outstanding under the Revolving Credit with an Interest Period of three months and no Event of Default exists, LIBOR as a component of the interest rate applicable to such $5,000,000 outstanding principal amount shall be deemed, for the purpose of the calculation of such interest rate, to be the lesser of (x) LIBOR as otherwise calculated pursuant to Section 1.4(b) hereof and (y) 5.00% per annum. The provisions of this Section 1.4(d) shall not be understood to prevent the Lenders from charging the rates of interest set forth in Section 1.10 hereof at any time when such rates would otherwise be applicable to the principal amount of the Revolving Loans described in the preceding sentence.

         (e) Rate Determinations. The Administrative Agent shall determine each interest rate applicable to the Loans and the Reimbursement Obligations hereunder, and its determination thereof shall be conclusive and binding except in the case of manifest error.

         Section 1.5. Minimum Borrowing Amounts; Maximum Eurodollar Loans. Each Borrowing of Base Rate Loans advanced under a Credit shall be in an amount not less than $100,000 with increments of $100,000 in excess thereof. Each Borrowing of Eurodollar Loans advanced, continued or converted under a Credit shall be in an amount equal to $500,000 or such greater amount which is an integral multiple of $100,000. Without the Administrative Agent's consent, there shall not be more than five Borrowings of Eurodollar Loans outstanding under a Credit at any one time.

      Section 1.6. Manner of Borrowing Loans and Designating Applicable Interest Rates.

         (a) Notice to the Administrative Agent. The Borrower shall give notice to the Administrative Agent by no later than 12:00 noon (Chicago time): (i) at least 3 Business Days before the date on which the Borrower requests the Lenders to advance a Borrowing of Eurodollar Loans and (ii) on the date the Borrower requests the Lenders to advance a Borrowing of Base Rate Loans. The Loans included in each Borrowing shall bear interest initially at the type of rate specified in such notice of a new Borrowing. Thereafter, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Borrowing or, subject to Section 1.5's minimum amount requirement for each outstanding Borrowing, a portion thereof, as follows: (i) if such Borrowing is of Eurodollar Loans, on the last day of the Interest Period applicable thereto, the Borrower may continue part or all of such Borrowing as Eurodollar Loans or convert part or all of such Borrowing into Base Rate Loans or (ii) if such Borrowing is of Base Rate Loans, on any Business Day, the Borrower may convert all or part of such Borrowing into Eurodollar Loans for an Interest Period or Interest Periods specified by the Borrower. The Borrower shall give all such notices requesting the advance, continuation or conversion of a Borrowing to the Administrative Agent by telephone or telecopy (which notice shall be irrevocable once given and, if by telephone, shall be promptly confirmed in writing), substantially in the form attached hereto as Exhibit B (Notice of Borrowing) or Exhibit C (Notice of Continuation/Conversion), as applicable, or in such other form acceptable to the Administrative Agent. Notice of the continuation of a Borrowing of Eurodollar Loans for an additional Interest Period or of the conversion of part or all of a Borrowing of Base Rate Loans into Eurodollar Loans must be given by no later than 12:00 noon (Chicago time) at least 3 Business Days before the date of the requested continuation or conversion. All such notices concerning the advance, continuation or conversion of a Borrowing shall specify the date of the requested advance, continuation or conversion of a Borrowing (which shall be a Business Day), the amount of the requested Borrowing to be advanced, continued or converted, the type of Loans to comprise such new, continued or converted Borrowing and, if such Borrowing is to be comprised of Eurodollar Loans, the Interest Period applicable thereto. The Borrower agrees that the Administrative Agent may rely on any such telephonic or telecopy notice given by any person the Administrative Agent in good faith believes is an Authorized Representative without the necessity of independent investigation and in the event any such notice by telephone conflicts with any written confirmation, such telephonic notice shall govern if the Administrative Agent has acted in reliance thereon.

         (b) Notice to the Lenders. The Administrative Agent shall give prompt telephonic or telecopy notice to each Lender of any notice from the Borrower received pursuant to Section 1.6(a) above and, if such notice requests the Lenders to make Eurodollar Loans, the Administrative Agent shall give notice to the Borrower and each Lender by like means of the interest rate applicable thereto promptly after the Administrative Agent has made such determination.

         (c) Borrower's Failure to Notify; Automatic Continuations and Conversions. Any outstanding Borrowing of Base Rate Loans shall automatically be continued for an additional Interest Period on the last day of its then current Interest Period unless the Borrower has notified the Administrative Agent within the period required by Section 1.6(a) that the Borrower intends to convert such Borrowing, subject to Section 7.1 hereof, into a Borrowing of Eurodollar Loans or such Borrowing is prepaid in accordance with Section 1.9(a). If the Borrower fails to give notice pursuant to Section 1.6(a) above of the continuation or conversion of any outstanding principal amount of a Borrowing of Eurodollar Loans before the last day of its then current Interest Period within the period required by Section 1.6(a) or, whether or not such notice has been given, one or more of the conditions set forth in Section 7.1 for the continuation or conversion of a Borrowing of Eurodollar Loans would not be satisfied, and such Borrowing is not prepaid in accordance with Section 1.9(a), such Borrowing shall automatically be converted into a Borrowing of Base Rate Loans. In the event the Borrower fails to give notice pursuant to Section 1.6(a) above of a Borrowing equal to the amount of a Reimbursement Obligation and has not notified the Administrative Agent by 1:00 p.m. (Chicago time) on the day such Reimbursement Obligation becomes due that it intends to repay such Reimbursement Obligation through funds not borrowed under this Agreement, the Borrower shall be deemed to have requested a Borrowing of Base Rate Loans under the Revolving Credit on such day in the amount of the Reimbursement Obligation then due, which Borrowing shall be applied to pay the Reimbursement Obligation then due.

         (d) Disbursement of Loans. Not later than 1:00 p.m. (Chicago time) on the date of any requested advance of a new Borrowing, subject to Section 7 hereof, each Lender shall make available its Loan comprising part of such Borrowing in funds immediately available at the principal office of the Administrative Agent in Chicago, Illinois. The Administrative Agent shall make the proceeds of each new Borrowing available to the Borrower at the Administrative Agent's principal office in Chicago, Illinois.

         (e) Administrative Agent Reliance on Lender Funding. Unless the Administrative Agent shall have been notified by a Lender prior to (or, in the case of a Borrowing of Base Rate Loans, by 1:00 p.m. (Chicago time) on) the date on which such Lender is scheduled to make payment to the Administrative Agent of the proceeds of a Loan (which notice shall be effective upon receipt) that such Lender does not intend to make such payment, the Administrative Agent may assume that such Lender has made such payment when due and the Administrative Agent may in reliance upon such assumption (but shall not be required to) make available to the Borrower the proceeds of the Loan to be made by such Lender and, if any Lender has not in fact made such payment to the Administrative Agent, such Lender shall, on demand, pay to the Administrative Agent the amount made available to the Borrower attributable to such Lender together with interest thereon in respect of each day during the period commencing on the date such amount was made available to the Borrower and ending on (but excluding) the date such Lender pays such amount to the Administrative Agent at a rate per annum equal to: (i) from the date the related advance was made by the Administrative Agent to the date 2 Business Days after payment by such Lender is due hereunder, the Federal Funds Rate for each such day and (ii) from the date 2 Business Days after the date such payment is due from such Lender to the date such payment is made by such Lender, the Base Rate in effect for each such day. If such amount is not received from such Lender by the Administrative Agent immediately upon demand, the Borrower will, on demand, repay to the Administrative Agent the proceeds of the Loan attributable to such Lender with interest thereon at a rate per annum equal to the interest rate applicable to the relevant Loan, but without such payment being considered a payment or prepayment of a Loan under
Section 1.12 hereof so that the Borrower will have no liability under such Section with respect to such payment.

         (f) Notwithstanding any other provisions of this Section 1.6 or any other Section of this Agreement, $3,000,000 in principal amount of the Revolving Loans (hereinafter, such portion of the Revolving Loans the "Fixed Rate Loan") will bear interest during the term of this Agreement at a fixed rate equal to 7.35% per annum, provided that if the Fixed Rate Loan or any part thereof is not paid when due (whether by lapse of time, acceleration or otherwise) the principal balance thereof shall bear interest, whether before or after judgment, until payment in full thereof of all amounts then due at the rate per annum determined by adding 2% per annum to the interest rate that would otherwise be applicable thereto. The entire principal amount of the Fixed Rate Loan will remain outstanding until the Revolving Credit Termination Date; any prepayment by the Borrower of any portion thereof (including, without limitation, any mandatory prepayment whether due to acceleration or otherwise) will subject the Borrower to payment of the funding indemnity amount set forth in Section 1.12(b) hereof.

      Section 1.7. Interest Periods. As provided in Section 1.6(a) hereof, at the time of each request to advance, continue or create by conversion a Borrowing of Eurodollar Loans, the

Borrower shall select an Interest Period applicable to such Loans from among the available options. The term "Interest Period" means the period commencing on the date a Borrowing of Loans is advanced, continued or created by conversion and ending: (a) in the case of Base Rate Loans, on the last day of the calendar quarter (i.e., the last day of March, June, September or December, as applicable) in which such Borrowing is advanced, continued or created by conversion (or on the last day of the following calendar quarter if such Loan is advanced, continued or created by conversion on the last day of a calendar quarter) and (b) in the case of a Eurodollar Loan, 1, 2, 3 or 6 months thereafter; provided, however, that:

                   (a) any Interest Period for a Borrowing of Revolving Loans consisting of Base Rate Loans that otherwise would end after the Revolving Credit Termination Date shall end on the Revolving Credit Termination Date, and any Interest Period for a Borrowing of Term Loans consisting of Base Rate Loans that otherwise would end after the final maturity date of the Term Loans shall end on the final maturity date of the Term Loans;

                   (b) no Interest Period with respect to any portion of the Revolving Loans shall extend beyond the Revolving Credit Termination Date, no Interest Period with respect to any portion of the Term Loans shall extend beyond the final maturity date of the Term Loans;

                   (c) no Interest Period with respect to any portion of the Term Loans consisting of Eurodollar Loans shall extend beyond a date on which the Borrower is required to make a scheduled payment of principal on the Term Loans, unless the sum of (a) the aggregate principal amount of Term Loans that are Base Rate Loans plus (b) the aggregate principal amount of Term Loans that are Eurodollar Loans with Interest Periods expiring on or before such date equals or exceeds the principal amount to be paid on the Term Loans on such payment date;

                   (d) whenever the last day of any Interest Period would otherwise be a day that is not a Business Day, the last day of such Interest Period shall be extended to the next succeeding Business Day, provided that, if such extension would cause the last day of an Interest Period for a Borrowing of Eurodollar Loans to occur in the following calendar month, the last day of such Interest Period shall be the immediately preceding Business Day; and

                   (e) for purposes of determining an Interest Period for a Borrowing of Eurodollar Loans, a month means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month; provided, however, that if there is no numerically corresponding day in the month in which such an Interest Period is to end or if such an Interest Period begins on the last Business Day of a calendar month, then such Interest Period shall end on the last Business Day of the calendar month in which such Interest Period is to end.

      Section 1.8.    Maturity of Loans

         (a) Scheduled Payments of Term Loans. The Borrower shall make principal payments on the Term Loans in installments on the last day of each March, June, September, and December in each year, commencing with the calendar quarter ending June 30, 2002, with the amount of each such principal installment to equal the amount set forth in Column B below shown opposite of the relevant due date as set forth in Column A below:

              COLUMN A                                   COLUMN B

                                                  SCHEDULED PRINCIPAL
            PAYMENT DATE                         PAYMENT ON TERM LOANS
              06/30/02                                   $250,000
              09/30/02                                   $250,000
              12/31/02                                   $250,000
              03/31/03                                   $250,000
              06/30/03                                   $250,000
              09/30/03                                   $250,000
              12/31/03                                   $250,000
              03/31/04                                   $250,000
              06/30/04                                   $250,000
              09/30/04                                   $250,000

, it being agreed that the final payment of both principal and interest not sooner paid on the Term Loans shall be due and payable on December 19, 2004 the final maturity thereof. Each such principal payment shall be applied to the Lenders holding the Term Loans pro rata based upon their Term Loan Percentages.

         (b) Revolving Loans. Each Revolving Loan, both for principal and interest, shall mature and become due and payable by the Borrower on the Revolving Credit Termination Date.

      Section 1.9.    Prepayments.

         (a) Optional. The Borrower shall have the privilege of prepaying without premium or penalty (except as set forth in Section 1.12 below) and in whole or in part (but, if in part, then: (i) if such Borrowing is of Base Rate Loans, in an amount not less than $100,000, (ii) if such Borrowing is of Eurodollar Loans or of the Fixed Rate Loan, in an amount not less than $500,000, and (iii) in each case, in an amount such that the minimum amount required for a Borrowing pursuant to Section 1.5 hereof remains outstanding) any Borrowing of Eurodollar Loans or the Fixed Rate Loan at any time upon 3 Business Days prior notice by the Borrower to the Administrative Agent or, in the case of a Borrowing of Base Rate Loans, notice delivered by the Borrower to the Administrative Agent no later than 10:00 a.m. (Chicago time) on the date of prepayment, such prepayment to be made by the payment of the principal amount to be prepaid and, in the case of any Term Loans, the Fixed Rate Loan or Eurodollar Loans, accrued interest thereon to the date fixed for prepayment plus, in the case of any Eurodollar Loans or the Fixed Rate Loan, any amounts due the Lenders under Section 1.12 hereof.

         (b) Mandatory. (i) If the Parent, the Borrower or any Subsidiary shall at any time or from time to time make or agree to make a Disposition or shall suffer an Event of Loss resulting in Net Cash Proceeds in excess of $1,000,000 (or the equivalent thereof in another currency) individually or on a cumulative basis in any fiscal year of the Parent, then (x) the Borrower shall promptly notify the Administrative Agent of such proposed Disposition or Event of Loss (including the amount of the estimated Net Cash Proceeds to be received by the Parent, the Borrower or such Subsidiary in respect thereof) and (y) promptly upon receipt by the Parent, the Borrower or the Subsidiary of the Net Cash Proceeds of such Disposition or Event of Loss, the Borrower shall prepay the Term Loans in an aggregate amount equal to 100% of the amount of all such Net Cash Proceeds (or to all outstanding Loans and L/C Obligations if an Event of Default exists); provided that in the case of each Disposition and Event of Loss, if the Parent or the Borrower states in its notice of such event that the Parent, the Borrower or the applicable Subsidiary intends to reinvest, within 90 days of the applicable Disposition or receipt of Net Cash Proceeds from an Event of Loss, the Net Cash Proceeds thereof in assets similar to the assets which were subject to such Disposition or Event of Loss, then so long as no Default or Event of Default then exists, the Borrower shall not be required to make a mandatory prepayment under this Section in respect of such Net Cash Proceeds to the extent such Net Cash Proceeds are actually reinvested in such similar assets with such 90-day period. Promptly after the end of such 90-day period, the Borrower shall notify the Administrative Agent whether the Parent, the Borrower or such Subsidiary has reinvested such Net Cash Proceeds in such similar assets, and to the extent such Net Cash Proceeds have not been so reinvested, the Borrower shall promptly prepay the Term Loans in the amount of such Net Cash Proceeds not so reinvested (or to all outstanding Loans and L/C Obligations if an Event of Default exists). The amount of each such prepayment shall be applied on a ratable basis among the relevant outstanding Obligations of the several Lenders based on the principal amounts thereof. If a Default or Event of Default exists, all proceeds of such Disposition or Event of Loss shall be deposited with the Administrative Agent and held by it in the Collateral Account. So long as no Default or Event of Default exists, the Administrative Agent is authorized to disburse amounts representing such proceeds from the Collateral Account to or at the Borrower's direction for application to or reimbursement for the costs of replacing, rebuilding or restoring such Property.

        (ii) If after the Closing Date the Parent, the Borrower or any Subsidiary shall issue new equity securities (whether common or preferred stock or otherwise), other than equity securities issued in connection with the exercise of employee stock options, the Borrower shall promptly notify the Administrative Agent of the estimated Net Cash Proceeds of such issuance to be received by or for the account of the Parent, the Borrower or such Subsidiary in respect thereof. Promptly upon receipt by the Parent, the Borrower or such Subsidiary of Net Cash Proceeds of such issuance, the Borrower shall prepay the Term Loans (or to all outstanding Loans and L/C Obligations if an Event of Default exists) in an aggregate amount equal to 100% of the amount of such Net Cash Proceeds. The amount of each such prepayment shall be applied on a ratable basis among the relevant outstanding Obligations of the several Lenders based on the principal amounts thereof. The Borrower acknowledges that its performance hereunder shall not limit the rights and remedies of the Lenders for any breach of Section 8.11 hereof or any other terms of this Agreement.

       (iii) If after the Closing Date the Parent, the Borrower or any Subsidiary shall issue any Indebtedness for Borrowed Money, other than Indebtedness for Borrowed Money permitted by Section 8.7(a), (b), (c), (d), (e) or (g) hereof, the Borrower shall promptly notify the Administrative Agent of the estimated Net Cash Proceeds of such issuance to be received by or for the account of the Parent, the Borrower or such Subsidiary in respect thereof. Promptly upon receipt by the Parent, the Borrower or such Subsidiary of Net Cash Proceeds of such issuance, the Borrower shall prepay the Term Loans (or to all outstanding Loans and L/C Obligations if an Event of Default exists) in an aggregate amount equal to 100% of the amount of such Net Cash Proceeds. The amount of each such prepayment shall be applied on a ratable basis among the relevant outstanding Obligations of the several Lenders based on the principal amounts thereof. The Borrower acknowledges that its performance hereunder shall not limit the rights and remedies of the Lenders for any breach of Section 8.7 hereof or any other terms of this Agreement.

        (iv) The Borrower shall, on each date the Revolving Credit Commitments are reduced pursuant to Section 1.13 hereof, prepay the Revolving Loans and, if necessary, prefund the L/C Obligations by the amount, if any, necessary to reduce the sum of the aggregate principal amount of Revolving Loans and L/C Obligations then outstanding to the amount to which the Revolving Credit Commitments have been so reduced.

         (v) If at any time the sum of the unpaid principal balance of the Revolving Loans and the L/C Obligations then outstanding shall be in excess of the Borrowing Base as then determined and computed, the Borrower shall immediately and without notice or demand pay over the amount of the excess to the Administrative Agent for the account of the Lenders as and for a mandatory prepayment on such Obligations, with each such prepayment first to be applied to the Revolving Loans until payment in full thereof with any remaining balance to be held by the Administrative Agent in the Collateral Account as security for the Obligations owing with respect to the Letters of Credit.

        (vi) Unless the Borrower otherwise directs, prepayments of Loans under this Section 1.9(b) shall be applied first to Borrowings of Base Rate Loans until payment in full thereof, then to Borrowings of Eurodollar Loans in the order in which their Interest Periods expire, then to the Fixed Rate Loan. Each prepayment of Loans under this Section 1.9(b) shall be made by the payment of the principal amount to be prepaid and, in the case of any Term Loans, the Fixed Rate Loan or Eurodollar Loans, accrued interest thereon to the date of prepayment together with, in the case of any Eurodollar Loans or the Fixed Rate Loan, any amounts due the Lenders under Section 1.12 hereof. Each prefunding of L/C Obligations shall be made in accordance with Section 9.4 hereof.

         (c) The Administrative Agent will promptly advise each Lender of any notice of prepayment it receives from or for the account of the Borrower. Any amount of Revolving Loans paid or prepaid before the Revolving Credit Termination Date may, subject to the terms and conditions of this Agreement, be borrowed, repaid and borrowed again, provided that any portion of the Revolving Loans which is part of the Fixed Rate Loan will, if repaid and reborrowed, be reborrowed as a Eurodollar Loan or a Base Rate Loan and not at a fixed rate. No amount of the Term Loans paid or prepaid may be reborrowed, and, in the case of any partial prepayment of Term Loans, such prepayment shall be applied to the relevant remaining amortization payments thereon in the reverse order of maturity.

     Section 1.10. Default Rate. Notwithstanding anything to the contrary contained in Section 1.4 hereof, while any Event of Default exists or after acceleration, the Borrower shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all Loans owing by it at a rate per annum equal to:

                  (a) for any Base Rate Loan, the sum of 2.0% per annum plus the Base Rate from time to time in effect;

                  (b) for any Eurodollar Loan, the sum of 2.0% per annum plus the rate of interest in effect thereon at the time of such default until the end of the Interest Period applicable thereto and, thereafter, at a rate per annum equal to the sum of 2.0% per annum plus the Base Rate from time to time in effect; and

                  (c) for the Fixed Rate Loan, the sum of 2.0% per annum plus the rate of interest otherwise applicable thereto.

provided, however, that in the absence of acceleration, any adjustments pursuant to this Section shall be made at the election of the Administrative Agent, acting at the request or with the consent of the Required Lenders, with written notice to the Borrower. While any Event of Default exists or after acceleration, interest shall be paid on demand of the Administrative Agent at the request or with the consent of the Required Lenders.

     Section 1.11. The Notes. (a) The Term Loan made to the Borrower by a Lender shall be evidenced by a single promissory note of the Borrower issued to such Lender in the form of Exhibit D-1 hereto. Each such promissory note is hereinafter referred to as a "Term Note" and collectively such promissory notes are referred to as the "Term Notes."

         (b) The Revolving Loans, including without limitation the Fixed Rate Loan, made to the Borrower by a Lender shall be evidenced by a single promissory note of the Borrower issued to such Lender in the form of Exhibit D-2 hereto. Each such promissory note is hereinafter referred to as a "Revolving Note" and collectively such promissory notes are referred to as the "Revolving Notes."

         (c) Each Lender shall record on its books and records or on a schedule to its appropriate Note the amount of each Loan advanced, continued or converted by it, all payments of principal and interest and the principal balance from time to time outstanding thereon, the type of such Loan, and, for any Eurodollar Loan, the Interest Period and the interest rate applicable thereto. The record thereof, whether shown on such books and records of a Lender or on a schedule to the relevant Note, shall be prima facie evidence as to all such matters; provided, however, that the failure of any Lender to record any of the foregoing or any error in any such record shall not limit or otherwise affect the obligation of the Borrower to repay all Loans made to it hereunder together with accrued interest thereon. At the request of any Lender and upon such Lender tendering to the Borrower the appropriate Note to be replaced, the Borrower shall furnish a new Note to such Lender to replace any outstanding Note, and at such time the first notation appearing on a schedule on the reverse side of, or attached to, such Note shall set forth the aggregate unpaid principal amount of all Loans, if any, then outstanding thereon.

      Section 1.12.    Funding Indemnity.

         (a) Eurodollar Loans. If any Lender shall incur any loss, cost or expense (including, without limitation, any loss of profit, and any loss, cost or expense incurred by reason of the liquidation or re-employment of deposits or other funds acquired by such Lender to fund or maintain any Eurodollar Loan or the relending or reinvesting of such deposits or amounts paid or prepaid to such Lender) as a result of:

                  (i) any payment, prepayment or conversion of a Eurodollar Loan on a date other than the last day of its Interest Period,

                  (ii) any failure (because of a failure to meet the conditions of Section 7 or otherwise) by the Borrower to borrow or continue a Eurodollar Loan, or to convert a Base Rate Loan into a Eurodollar Loan, on the date specified in a notice given pursuant to Section 1.6(a) hereof,

                  (iii) any failure by the Borrower to make any payment of principal on any Eurodollar Loan when due (whether by acceleration or otherwise), or

                  (iv) any acceleration of the maturity of a Eurodollar Loan as a result of the occurrence of any Event of Default hereunder,

then, upon the demand of such Lender, the Borrower shall pay to such Lender such amount as will reimburse such Lender for such loss, cost or expense. If any Lender makes such a claim for compensation, it shall provide to the Borrower, with a copy to the Administrative Agent, a certificate setting forth the amount of such loss, cost or expense in reasonable detail (including an explanation of the basis for and the computation of such loss, cost or expense) and the amounts shown on such certificate shall be conclusive if reasonably determined.

         (b) Fixed Rate Loan. If the Borrower prepays any principal amount of the Fixed Rate Loan before its scheduled due date (whether as the result of an acceleration, mandatory or voluntary prepayment, or otherwise), the Borrower shall pay to the Administrative Agent for the benefit of the Lenders a funding indemnity equal to the cost to the Administrative Agent of then acquiring an interest rate swap agreement (or an equivalent instrument or instruments) with another interest rate swap dealer of the highest credit standing in a notional principal amount equal to the amount of such prepayment (including any scheduled amortization of such amount) to the scheduled due date of such prepaid amount under which the Administrative Agent would pay quarterly a floating rate of interest based upon three-month LIBOR and such other dealer would pay to the Administrative Agent on the regularly scheduled payment dates for the Fixed Rate Loan a fixed rate of interest equal to the interest rate on the Fixed Rate Loan.

         (c) Minimum Revolving Credit Commitments. If at any time the Revolving Credit Commitments of the Lenders are reduced to an amount less than $8,000,000 in the aggregate (whether due to a termination of such Revolving Credit Commitments following an Event of Default or otherwise), the Borrower shall prepay a portion of the LIBOR Determination Fee equal to the Agreed Fee Payment Amount. As used herein, "Agreed Fee Prepayment Amount" is an amount equal to the unpaid portion of the entire $310,000 LIBOR Determination Fee at the time of determination, multiplied by a fraction where the numerator of such fraction is the excess of $8,000,000 over the amount to which the aggregate Revolving Credit Commitments of the Lenders have been reduced, and the denominator of such fraction is $5,000,000.

      Section 1.13.    Commitment Terminations.

         (a) Optional Revolving Credit Terminations. The Borrower shall have the right at any time and from time to time, upon 5 Business Days' prior written notice to the Administrative Agent, to terminate the Revolving Credit Commitments without premium or penalty and in whole or in part, any partial termination to be (i) in an amount not less than $500,000 and multiples thereof, and (ii) allocated ratably among the Lenders in proportion to their respective Revolver Percentages, provided that the Revolving Credit Commitments may not be reduced to an amount less than the sum of the aggregate principal amount of Revolving Loans and of L/C Obligations then outstanding. Any termination of the Revolving Credit Commitments below the L/C Sublimit then in effect shall reduce the L/C Sublimit by a like amount. The Administrative Agent shall give prompt notice to each Lender of any such termination of the Revolving Credit Commitments.

         (b) Mandatory Revolving Credit Terminations.

                   (i) Net Cash Proceeds. If at any time Net Cash Proceeds remain after the prepayment of the Term Loans in full pursuant to
         Section 1.9(b) hereof, the Revolving Credit Commitments shall ratably terminate by an amount equal to 100% of such excess proceeds.

                  (ii) Scheduled. The aggregate Revolving Credit Commitments of the Lenders shall be permanently reduced by the amount of $250,000 on the last day of each calendar quarter during the term of this Agreement, commencing on June 30, 2002.

                  (c) Any termination of the Revolving Credit Commitments pursuant to this Section 1.13 may not be reinstated.

      Section 1.14. Substitution of Lenders. Upon the receipt by the Borrower of (a) a claim from any Lender for compensation under Section 10.3 or 13.1 hereof, (b) notice by any Lender to the Borrower of any illegality pursuant to
Section 10.1 hereof or (c) in the event any Lender is in default in any material respect with respect to its obligations under the Loan Documents (any such Lender referred to in clause (a), (b) or (c) above being hereinafter referred to as an "Affected

Lender"), the Borrower may, in addition to any other rights the Borrower may have hereunder or under applicable law, require, at its expense, any such Affected Lender to assign, at par plus accrued interest and fees, without recourse, all of its interest, rights, and obligations hereunder (including all of its Commitments and the Loans and participation interests in Letters of Credit and other amounts at any time owing to it hereunder and the other Loan Documents) to a bank or other institutional lender specified by the Borrower, provided that (i) such assignment shall not conflict with or violate any law, rule or regulation or order of any court or other governmental authority, (ii) the Borrower shall have received the written consent of the Administrative Agent, which consent shall not be unreasonably withheld, to such assignment,
(iii) the Borrower shall have paid to the Affected Lender all monies (together with amounts due such Affected Lender under Section 1.12 hereof as if the Loans owing to it were prepaid rather than assigned) other than such principal, interest, and fees accrued and owing to it hereunder, and (iv) the assignment is entered into in accordance with the other requirements of Section 13.12 hereof.

SECTION 2.           FEES.

      Section 2.1.    Fees.

         (a) Revolving Credit Commitment Fee. The Borrower shall pay to the Administrative Agent for the ratable account of the Lenders in accordance with their Revolver Percentages a commitment fee at the rate of 0.50% per annum (computed on the basis of a year of 360 days and the actual number of days elapsed) on the average daily Unused Revolving Credit Commitments. Such commitment fee shall be payable quarterly in arrears on the last day of each March, June, September, and December in each year (commencing on the first such date occurring after the date hereof) and on the Revolving Credit Termination Date, unless the Revolving Credit Commitments are terminated in whole on an earlier date, in which event the commitment fee for the period to the date of such termination in whole shall be paid on the date of such termination.

         (b) Letter of Credit Fees. On the date of issuance or extension, or increase in the amount, of any Standby Letter of Credit pursuant to Section 1.3 hereof, the Borrower shall pay to the L/C Issuer for its own account an issuance fee equal to 0.125% of the face amount of (or of the increase in the face amount of) such Letter of Credit. Quarterly in arrears, on the last day of each March, June, September, and December, commencing on the first such date occurring after the date hereof, the Borrower shall pay to the Administrative Agent, for the ratable benefit of the Lenders in accordance with their Revolver Percentages, a letter of credit fee at the rate of 3.0% per annum (computed on the basis of a year of 360 days and the actual number of days elapsed) in effect during each day of such quarter applied to the daily average face amount of Letters of Credit outstanding during such quarter. In addition, the Borrower shall pay to the L/C Issuer for its own account the L/C Issuer's standard issuance fees for commercial letters of credit and standard drawing, negotiation, amendment, and other administrative fees for each Letter of Credit. Such standard fees referred to in the preceding sentence may be established by the L/C Issuer from time to time.

         (c) Administrative Agent Fees. The Borrower shall pay to the Administrative Agent, for its own use and benefit, the fees agreed to between the Administrative Agent and the

Borrower in a fee letter and related summary of terms dated November 29, 2001, or as otherwise agreed to in writing between them.

         (d) Audit Fees. The Borrower shall pay to the Administrative Agent for its own use and benefit charges for audits of the Collateral performed by the Administrative Agent or its agents or representatives in such amounts as the Administrative Agent may from time to time request (the Administrative Agent acknowledging and agreeing that such charges shall be computed in the same manner as it at the time customarily uses for the assessment of charges for similar collateral audits); provided, however, that in the absence of any Default and Event of Default, the Borrower shall not be required to pay the Administrative Agent for more than two such audits per calendar year.

         (e) LIBOR Determination Fee. In consideration of Lenders' agreement pursuant to Section 1.4(d) hereof with respect to the determination of LIBOR on the principal amount of the Revolving Credit Loans described therein, the Borrower agrees to pay to the Administrative Agent for the benefit of the Lenders a fee (the "LIBOR Determination Fee") in the aggregate amount of $310,000, of which (x) $15,500 will be due and payable on the Closing Date, (y) $15,500 will be due and payable on April 1, 2002 and on the first day of each calendar quarter commencing thereafter, and (z) the remaining unpaid balance will be due and payable on the Revolving Credit Termination Date or such later date as is agreed upon by the Borrower and the Lenders. Payment of the LIBOR Determination Fee may be accelerated pursuant to the provisions of Section 1.12(c) hereof.

SECTION 3.           PLACE AND APPLICATION OF PAYMENTS.

      Section 3.1. Place and Application of Payments. All payments of principal of and interest on the Loans and the Reimbursement Obligations, and of all other Obligations payable by the Borrower under this Agreement and the other Loan Documents, shall be made by the Borrower to the Administrative Agent by no later than 12:00 Noon (Chicago time) on the due date thereof at the office of the Administrative Agent in Chicago, Illinois (or such other location as the Administrative Agent may designate to the Borrower) for the benefit of the Lender or Lenders entitled thereto. Any payments received after such time shall be deemed to have been received by the Administrative Agent on the next Business Day. All such payments shall be made in U.S. Dollars, in immediately available funds at the place of payment, in each case without set-off or counterclaim. The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest on Loans and on Reimbursement Obligations in which the Lenders have purchased Participating Interests ratably to the Lenders and like funds relating to the payment of any other amount payable to any Lender to such Lender, in each case to be applied in accordance with the terms of this Agreement.

         Anything contained herein to the contrary notwithstanding, all payments and collections received in respect of the Obligations and all proceeds of the Collateral received, in each instance, by the Administrative Agent or any of the Lenders after the occurrence and during the continuation of an Event of Default shall be remitted to the Administrative Agent and distributed as follows:

                   (a) first, to the payment of any outstanding costs and expenses incurred by the Administrative Agent, and any security trustee therefor, in monitoring, verifying, protecting, preserving or enforcing the Liens on the Collateral, in protecting, preserving or enforcing rights under the Loan Documents, and in any event all costs and expenses of a character which the Borrower has agreed to pay the Administrative Agent under Section 13.15 hereof (such funds to be retained by the Administrative Agent for its own account unless it has previously been reimbursed for such costs and expenses by the Lenders, in which event such amounts shall be remitted to the Lenders to reimburse them for payments theretofore made to the Administrative Agent);

                   (b) second, to the payment of any outstanding interest and fees due under the Loan Documents to be allocated pro rata in accordance with the aggregate unpaid amounts owing to each holder thereof;

                   (c) third, to the payment of principal on the Notes, unpaid Reimbursement Obligations, together with amounts to be held by the Administrative Agent as collateral security for any outstanding L/C Obligations pursuant to Section 9.4 hereof (until the Administrative Agent is holding an amount of cash equal to the then outstanding amount of all such L/C Obligations), and Hedging Liability, the aggregate amount paid to, or held as collateral security for, the Lenders and, in the case of Hedging Liability, their Affiliates to be allocated pro rata in accordance with the aggregate unpaid amounts owing to each;

                   (d) fourth, to the payment of all other unpaid Obligations and all other indebtedness, obligations, and liabilities of the Borrower and the Subsidiaries secured by the Collateral Documents (including, without limitation, ACH and Overdraft Liability) to be allocated pro rata in accordance with the aggregate unpaid amounts owing to each holder thereof; and

                   (e) fifth, to the Borrower or whoever else may be lawfully entitled thereto.

SECTION 4.           THE COLLATERAL AND GUARANTIES.

      Section 4.1. Collateral. The Obligations shall be secured by (a) valid, perfected and enforceable Liens on all right, title, and interest of the Parent, the Borrower and each Subsidiary in all capital stock and other equity interests held by such Person in each of its subsidiaries, whether now owned or hereafter formed or acquired, and all proceeds thereof, and (b) valid, perfected, and enforceable Liens on all right, title, and interest of the Parent, the Borrower and each Domestic Subsidiary in all personal property and fixtures whether now owned or hereafter acquired or arising, and all proceeds thereof; provided, however, that: (i) the Lien of the Administrative Agent on Property subject to a Capital Lease or conditional sale agreement or subject to a purchase money lien, in each instance to the extent permitted hereby, shall be subject to the rights of the lessor or lender thereunder, (ii) until a Default or Event of Default has occurred and is continuing and thereafter until otherwise required by the Administrative Agent or the Required Lenders, Liens on local petty cash deposit accounts maintained by the Parent, the Borrower and the Subsidiaries in proximity to their operations need not be perfected provided that the total amount on deposit at any one time not so perfected shall not exceed $500,000 (or the equivalent thereof in another currency) in the aggregate and Liens on payroll accounts maintained by the Parent, the Borrower and the Subsidiaries need not be perfected provided the total amount on deposit at any time does not exceed the current amount of their payroll obligations, (iii) until a Default or Event of Default has occurred and is continuing and thereafter until otherwise required by the Administrative Agent or the Required Lenders, Liens on notes and notes receivable and Liens on vehicles which are subject to a certificate of title law need not be perfected provided that the total value of such property at any one time not so perfected shall not exceed $250,000 (or the equivalent thereof in another currency) in the aggregate, and (iv) unless otherwise required by the Administrative Agent or the Required Lenders during the existence of any Event of Default, Liens on the capital stock or other equity interests of a Foreign Subsidiary (other than the Borrower) which, if granted, would cause a material adverse effect on the Parent's federal income tax liability shall be limited to 66% of the total outstanding Voting Stock of such Foreign Subsidiary. Each of the Parent and the Borrower acknowledges and agrees that the Liens on the Collateral shall be granted to the Administrative Agent for the benefit of the holders of the Obligations, the Hedging Liability, and the ACH and Overdraft Liability and shall be valid and perfected first priority Liens subject, however, to the proviso appearing at the end of the immediately preceding sentence, in each case pursuant to one or more Collateral Documents from such Persons, each in form and substance satisfactory to the Administrative Agent.

      Section 4.2. Guaranties. The payment and performance of the Obligations, Hedging Obligations, and ACH and Overdraft Liability shall at all times be guaranteed by the Parent and each direct and indirect Subsidiary of the Parent pursuant to Section 12 of this Agreement, as the same may be amended, modified or supplemented from time to time (individually a "Guaranty" and collectively the "Guaranties"); provided, however, that unless otherwise required by the Administrative Agent or the Required Lenders during the existence of any Event of Default, Foreign Subsidiaries shall not be required to be guarantors hereunder if providing such Guaranty would cause a material adverse effect on the Parent's federal income tax liability.

      Section 4.3. Further Assurances. Each of the Parent and the Borrower agrees that it shall, and shall cause each Subsidiary to, from time to time at the request of the Administrative Agent or the Required Lenders, execute and deliver such documents and do such acts and things as the Administrative Agent or the Required Lenders may reasonably request in order to provide for or perfect or protect such Liens on the Collateral. In the event the Parent, the Borrower or any Subsidiary forms or acquires any other Subsidiary after the date hereof, the Parent or the Borrower shall promptly upon such formation or acquisition cause such newly formed or acquired Subsidiary to execute a Guaranty and such Collateral Documents as the Administrative Agent may then require, and the Parent or the Borrower shall also deliver to the Administrative Agent, or cause such Subsidiary to deliver to the Administrative Agent, at the Parent's or the Borrower's cost and expense, such other instruments, documents, certificates, and opinions reasonably required by the Administrative Agent in connection therewith.

SECTION 5.           DEFINITIONS; INTERPRETATION.

      Section 5.1. Definitions. The following terms when used herein shall have the following meanings:

         "ACH and Overdraft Liability" means the liability of the Parent, the Borrower or any of the Subsidiaries owing to any of the Lenders, or any Affiliates of such Lenders, arising out of the processing of incoming and outgoing transfers of funds by automatic clearing house transfer, wire transfer, or otherwise pursuant to agreement or arising from overdrafts or other related deposit and cash management services afforded to the Parent, the Borrower or any such Subsidiary by any such financial institution.

         "Adjusted LIBOR" is defined in Section 1.4(b) hereof.

         "Administrative Agent" means Harris Trust and Savings Bank and any successor pursuant to Section 11.7 hereof.

         "Affiliate" means any Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, another Person. A Person shall be deemed to control another Person for the purposes of this definition if such Person possesses, directly or indirectly, the power to direct, or cause the direction of, the management and policies of the other Person, whether through the ownership of voting securities, common directors, trustees or officers, by contract or otherwise; provided that, in any event for purposes of this definition, any Person that owns, directly or indirectly, 5% or more of the securities having the ordinary voting power for the election of directors or governing body of a corporation or 5% or more of the partnership or other ownership interest of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person.

         "Agreement" means this Credit Agreement, as the same may be amended, modified, or supplemented from time to time pursuant to the terms hereof.

         "Application" is defined in Section 1.3(b) hereof.

         "Asset Purchase Agreement" means that certain Asset Purchase Agreement dated November 30, 2001 by and among the Borrower and the Sellers pursuant to which the Borrower has agreed to purchase certain assets comprising the Sellers' high-speed electron beam imaging digital printing system business.

         "Authorized Representative" means those persons shown on the list of officers provided by the Borrower pursuant to Section 7.2 hereof or on any update of any such list provided by the Borrower to the Administrative Agent, or any further or different officers of the Borrower so named by any Authorized Representative of the Borrower in a written notice to the Administrative Agent.

         "Base Rate" is defined in Section 1.4(a) hereof.

         "Base Rate Loan" means a Loan bearing interest at a rate specified in
Section 1.4(a) hereof.

         "Borrower" is defined in the introductory paragraph of this Agreement.

         "Borrowing" means the total of Loans of a single type advanced, continued for an additional Interest Period, or converted from a different type into such type by the Lenders under a Credit on a single date and, in the case of Eurodollar Loans, for a single Interest Period. Borrowings of Loans are made and maintained ratably from each of the Lenders under a Credit according to their Percentages of such Credit. A Borrowing is "advanced" on the day Lenders advance funds comprising such Borrowing to the Borrower, is "continued" on the date a new Interest Period for the same type of Loans commences for such Borrowing, and is "converted" when such Borrowing is changed from one type of Loans to the other, all as requested by the Borrower pursuant to Section 1.6(a) hereof.

         "Borrowing Base" means, as of any time it is to be determined, the sum of:

                  (a) 85% of the then outstanding unpaid amount of Eligible Receivables; plus

                  (b) the lesser of (x) $7,000,000 and (y) 50% of the value (computed at the lower of market or cost using the first-in/first-out method of inventory valuation applied in accordance with GAAP) of Eligible Inventory;

provided that (i) the Borrowing Base shall be computed only as against and on so much of the Collateral as is included on the Borrowing Base Certificates furnished from time to time by the Borrower pursuant to the terms hereof and, if required by the Administrative Agent or the Required Lenders pursuant to any of the terms hereof or any Collateral Document, as verified by such other evidence reasonably required to be furnished to the Administrative Agent or the Lenders pursuant hereto or pursuant to any such Collateral Document, and (ii) the Administrative Agent shall have the right to reduce the advance rates against and to establish appropriate reserves with respect to Eligible Receivables or Eligible Inventory and to reduce the dollar cap on Eligible Inventory in the reasonable exercise of its discretion based on the results of any field audit of any Collateral which reasonably supports any such reduction or establishment.

         "Borrowing Base Certificate" means the certificate in the form of Exhibit E hereto, or in such other form acceptable to the Administrative Agent, to be delivered to the Administrative Agent and the Lenders pursuant to Sections
7.2 and 8.5 hereof.

         "Business Day" means any day (other than a Saturday or Sunday) on which banks are not authorized or required to close in Chicago, Illinois and, if the applicable Business Day relates to the advance or continuation of, or conversion into, or payment of a Eurodollar Loan, on which banks are dealing in U.S. Dollar deposits in the interbank eurodollar market in London, England, and Nassau, Bahamas.

         "Canadian Benefit Plan" means all plans, arrangements, programs, policies, practices or undertakings, whether oral or written, formal or informal, funded or unfunded, insured or uninsured, registered or unregistered which the Borrower is a party to or bound by or under which the Borrower has, or will have, any liability or contingent liability, relating to pension plans (including any and all benefits relating to retirement or retirement savings including, without limitation, pension plans, pensions or supplemental pensions, registered retirement savings plans, "registered pension plans" as defined in the Income Tax Act (Canada) and "retirement compensation arrangements" as defined in the Income Tax Act (Canada)), insurance plans (including any and all benefits relating to disability or wage continuation during periods of absence from work, hospitalization, health, medical or dental treatments or expenses, life insurance, death or survivor's benefits and supplementary employment insurance), or compensation plans (including any and all benefits relating to bonus, incentive pay or compensation, performance compensation, deferred compensation, profit sharing or deferred profit sharing, share purchase, share option, stock appreciation, phantom stock, vacation or vacation pay, sick pay, severance or termination pay, employee loans or separation from service benefits, or any other type of arrangement providing for compensation or benefits additional to base pay or salary), with respect to any of its employees or former employees, or any dependents or beneficiaries of any such employees or former employees, individuals working on contract with the Borrower or other individuals providing services to it of a kind normally provided by employees or eligible dependents of such person.

         "Capital Expenditures" means, with respect to any Person for any period, the aggregate amount of all expenditures (whether paid in cash or accrued as a liability) by such Person during that period for the acquisition or leasing (pursuant to a Capital Lease) of fixed or capital assets or additions to property, plant, or equipment (including replacements, capitalized repairs, and improvements) which should be capitalized on the balance sheet of such Person in accordance with GAAP.

         "Capital Lease" means any lease of Property which in accordance with GAAP is required to be capitalized on the balance sheet of the lessee.

         "Capitalized Lease Obligation" means, for any Person, the amount of the liability shown on the balance sheet of such Person in respect of a Capital Lease determined in accordance with GAAP.

         "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended and in effect from time to time.

         "Change of Control" means any of (a) the acquisition by any "person" or "group" (as such terms are used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) at any time of beneficial ownership of 20% or more of the outstanding capital stock or other equity interests of the Parent on a fully diluted basis, (b) the failure of individuals who are members of the board of directors (or similar governing body) of the Parent on the Closing Date (together with any new or replacement directors whose initial nomination for election was approved by a majority of the directors who were either directors on the Closing Date or previously so approved) to constitute a majority of the board of directors (or similar governing body) of the Parent, or (c) any "Change of Control" (or words of like import), as defined in any agreement or indenture relating to any issue of Indebtedness for Borrowed Money, shall occur.

         "Closing Date" means the date of this Agreement or such later Business Day upon which each condition described in Section 7.2 shall be satisfied or waived in a manner acceptable to the Administrative Agent in its discretion.

         "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute thereto.

         "Collateral" means all properties, rights, interests, and privileges from time to time subject to the Liens granted to the Administrative Agent, or any security trustee therefor, by the Collateral Documents.

         "Collateral Account" is defined in Section 9.4 hereof.

         "Collateral Documents" means the Pledge Agreement, the Security Agreements, and all other mortgages, deeds of trust, security agreements, pledge agreements, assignments, financing statements and other documents as shall from time to time secure or relate to the Obligations, the Hedging Liability, and the ACH and Overdraft Liability or any part thereof.

         "Commitments" means the Revolving Credit Commitments and the Term Loan Commitments.

         "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Parent, are treated as a single employer under Section 414 of the Code.

         "Credit" means either of the Revolving Credit or the Term Credit.

         "Credit Event" means the advancing of any Loan, the continuation of or conversion into a Eurodollar Loan, or the issuance of, or extension of the expiration date or increase in the amount of, any Letter of Credit.

         "Damages" means all damages including, without limitation, punitive damages, liabilities, costs, expenses, losses, diminutions in value, fines, penalties, demands, claims, cost recovery actions, lawsuits, administrative proceedings, orders, response action, removal and remedial costs, compliance costs, investigation expenses, consultant fees, attorneys' and paralegals' fees and litigation expenses.

         "Default" means any event or condition the occurrence of which would, with the passage of time or the giving of notice, or both, constitute an Event of Default.

         "Delphax Acquisition" means the acquisition by the Borrower from the Sellers of certain assets of the Sellers pursuant to the terms of the Asset Purchase Agreement.

         "Delphax Assets" means the assets being conveyed by the Sellers to the Borrower in the Delphax Acquisition.

         "Disposition" means the sale, lease, conveyance or other disposition of Property, other than sales or other dispositions expressly permitted under
Section 8.10(a), (b) or (c) hereof.

         "Dollars" or "$" shall mean U.S. Dollars.

         "Domestic Subsidiary" means a Subsidiary which is not a Foreign Subsidiary.

         "EBITDA" means, with reference to any period, Net Income for such period plus the sum of all amounts deducted in arriving at such Net Income amount in respect of (a) Interest Expense for such period, (b) federal, state, provincial and local income taxes for such period, and (c) depreciation of fixed assets and amortization of intangible assets for such period, all with respect to the Parent and the Subsidiaries on a consolidated basis.

         "Eligible Inventory" means Inventory of the Parent, the Borrower or any Subsidiary in which the Administrative Agent has a perfected first priority security interest and which complies with each of the following requirements:

                  (a) it consists of Inventory which is readily usable or marketable by the Parent, the Borrower or such Subsidiary in the ordinary course of its business;

                  (b) it substantially conforms to such Person's advertised or represented specifications, applicable government standards and regulations and other quality standards and has not been determined by the Administrative Agent to be unacceptable due to age, type, variety, quality, quantity or location;

                  (c) it is not covered by a warehouse receipt or similar document;

                  (d) all warranties of the Parent, the Borrower or such Subsidiary in the Loan Documents are true and correct with respect thereto;

                  (e) it has been identified to the Administrative Agent in the manner required by the Administrative Agent pursuant to the Security Agreement;

                  (f) it is located at a location disclosed to and approved by the Administrative Agent, and if requested by the Administrative Agent, any Person (other than the Parent, the Borrower or such Subsidiary) owning or controlling such location shall have waived all right, title, and interest in and to such Inventory in a manner satisfactory to the Administrative Agent; and

                  (g) it is free and clear of all Liens other than Liens granted in favor of the Administrative Agent.

         "Eligible Line of Business" means any business engaged in as of the date of this Agreement by the Parent, the Borrower or any of the Subsidiaries.

         "Eligible Receivables" means any Receivable of the Parent, the Borrower or any Subsidiary in which the Administrative Agent has a first priority perfected security interest and which complies with each of the following requirements:

                  (a) it arises out of a bona fide sale of Inventory which has been delivered to, or out of the rendition of services fully performed for, the account debtor on said Receivable in the ordinary course of business on ordinary trade terms;

                  (b) all warranties of the Parent, the Borrower or such Subsidiary in the Loan Documents are true and correct with respect thereto;

                  (c) it has been identified to the Administrative Agent in the manner required by the Administrative Agent pursuant to the Security Agreement;

                  (d) it is evidenced by an invoice to the account debtor thereunder dated not more than 5 Business Days subsequent to the shipment date of the relevant Inventory or completion of performance of the relevant services;

                  (e) it has not remained unpaid in whole or in part more than 90 days from and after its due date;

                  (f) it has not remained unpaid in whole or in part more than 120 days from and after its invoice date;

                  (g) it is net of any credit or allowance given by the Parent, the Borrower or such Subsidiary to such account debtor;

                  (h) it is not owing by an account debtor who (i) has become insolvent, (ii) is the subject of any bankruptcy, arrangement, reorganization proceedings or other proceedings for relief of debtors,
         (iii) has admitted its inability to pay its debt generally or has stopped paying its debts generally or (iv) is an Affiliate of the Parent, the Borrower or such Subsidiary;

                  (i) the account debtor is principally located in Canada (excluding Quebec) or the continental United States unless such Receivable is secured by an irrevocable letter of credit issued by a commercial bank located in the United States and which is on terms and conditions acceptable to the Administrative Agent;

                  (j) it is not owing by the United States of America or any other country, or any state or political subdivision thereof, or any department, agency or instrumentality thereof (including, without limitation, the Commodity Credit Corporation) unless the Administrative Agent shall have received evidence satisfactory to the Administrative Agent of compliance with the Assignment of Claims Act or any similar statute relevant to such account debtor;

                  (k) it is not owing by an account debtor who shall have failed to pay 25% or more of all Receivables owed by such account debtor within the periods set forth in subsections (e) and (f) above;

                  (l) it is the valid and legally binding obligation of the account debtor thereof, and it is not subject to any counterclaim or defense asserted by the account debtor thereunder or subject to any offset or contra account payable to the account debtor (unless the amount of such Receivable is net of such counterclaim, defense, offset or contra account established to the satisfaction of the Administrative Agent);

                  (m) it is not evidenced by an instrument or chattel paper unless the same has been endorsed and delivered to the Administrative Agent;

                  (n) it does not arise from a sale to an account debtor on a bill-and-hold, guaranteed sale, sale-or-return, sale-on-approval, consignment or other repurchase or return basis; and

                  (o) it is free and clear of all Liens other than Liens granted in favor of the Administrative Agent.

         "Environmental Claim" means any investigation, notice, violation, demand, allegation, action, suit, injunction, judgment, order, consent decree, penalty, fine, lien, proceeding or claim (whether administrative, judicial or private in nature) arising (a) pursuant to, or in connection with an actual or alleged violation of, any Environmental Law, (b) in connection with any Hazardous Material, (c) from any abatement, removal, remedial, corrective or response action in connection with a Hazardous Material, Environmental Law or order of a governmental authority or (d) from any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment.

         "Environmental Law" means any current or future Legal Requirement pertaining to (a) the protection of health, safety and the indoor or outdoor environment, (b) the conservation, management or use of natural resources and wildlife, (c) the protection or use of surface water or groundwater, (d) the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, Release, threatened Release, abatement, removal, remediation or handling of, or exposure to, any Hazardous Material or (e) pollution (including any Release to air, land, surface water or groundwater), and any amendment, rule, regulation, order or directive issued thereunder.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute thereto.

         "Eurodollar Loan" means a Loan bearing interest at the rate specified in Section 1.4(b) hereof.

         "Eurodollar Reserve Percentage" is defined in Section 1.4(b) hereof.

         "Event of Default" means any event or condition identified as such in
Section 9.1 hereof.

         "Event of Loss" means, with respect to any Property, any of the follows: (a) any loss, destruction or damage of such Property or (b) any condemnation, seizure, or taking, by exercise of the power of eminent domain or otherwise, of such Property, or confiscation of such Property or the requisition of the use of such Property.

         "Federal Funds Rate" means the fluctuating interest rate per annum described in part (x) of clause (ii) of the definition of Base Rate appearing in
Section 1.4(a) hereof.

         "Fixed Charges" means, with reference to any period, the sum of (a) all payments of principal due within four calendar quarters on and after the last day of such period with respect to Indebtedness for Borrowed Money of the Parent, the Borrower and the Subsidiaries, plus (b) cash Interest Expense for such period.

         "Fixed Rate Loan" is defined in Section 1.6(f) hereof.

         "Foreign Subsidiary" means each Subsidiary which (a) is organized under the laws of a jurisdiction other than the United States of America or any state thereof, (b) conducts substantially all of its business outside of the United States of America, and (c) has substantially all of its assets outside of the United States of America.

         "GAAP" means generally accepted accounting principles in the United States as set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

         "Guaranty" and "Guaranties" each is defined in Section 4.2 hereof.

         "Hazardous Material" means any substance, chemical, compound, product, solid, gas, liquid, waste, byproduct, pollutant, contaminant or material which is hazardous or toxic, and includes, without limitation, (a) asbestos, polychlorinated biphenyls and petroleum (including crude oil or any fraction thereof) and (b) any material classified or regulated as "hazardous" or "toxic" or words of like import pursuant to an Environmental Law.

         "Hazardous Material Activity" means any activity, event or occurrence involving a Hazardous Material, including, without limitation, the manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, Release, threatened Release, abatement, removal, remediation, handling of or corrective or response action to any Hazardous Material.

         "Hedging Agreements" means the agreements entered into from time to time by the Parent, the Borrower or any Subsidiary evidencing Hedging Liability or otherwise setting forth the terms and conditions applicable thereto.

         "Hedging Liability" means the liability of the Parent, the Borrower or any Subsidiary to any of the Lenders, or any Affiliates of such Lenders, in respect of any interest rate swap agreements, interest rate cap agreements, interest rate collar agreements, interest rate floor agreements, interest rate exchange agreements, foreign currency contracts, currency swap contracts, or other similar interest rate or currency hedging arrangements as the Parent, the Borrower or such Subsidiary, as the case may be, may from time to time enter into with any one or more of the Lenders party to this Agreement or their Affiliates.

         "Indebtedness for Borrowed Money" means for any Person (without duplication) (a) all indebtedness of such Person for borrowed money, whether current or funded, or secured or unsecured, (b) all indebtedness for the deferred purchase price of Property or services, (c) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of a default are limited to repossession or sale of such Property), (d) all indebtedness secured by a purchase money mortgage or other Lien to secure all or part of the purchase price of Property subject to such mortgage or Lien, (e) all obligations under leases which shall have been or must be, in accordance with GAAP or Canadian generally accepted accounting principles, recorded as Capital Leases in respect of which such Person is liable as lessee, (f) any liability in respect of banker's acceptances or letters of credit, and (g) any indebtedness, whether or not assumed, secured by Liens on Property acquired by such Person at the time of acquisition thereof, it being understood that the term "Indebtedness for Borrowed Money" shall not include trade payables arising in the ordinary course of business.

         "Interest Expense" means, with reference to any period, the sum of all interest charges (including imputed interest charges with respect to Capitalized Lease Obligations and all amortization of debt discount and expense) of the Parent, the Borrower and the Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

         "Interest Period" is defined in Section 1.7 hereof.

         "Inventory" means all finished goods and raw materials (other than packaging, crating, and supplies inventory) held for sale in which the Parent, the Borrower or the relevant Subsidiary now has or hereafter acquires title to.

         "L/C Issuer" means Harris Trust and Savings Bank.

         "L/C Obligations" means the aggregate undrawn face amounts of all outstanding Letters of Credit and all unpaid Reimbursement Obligations.

         "L/C Sublimit" means $1,000,000, as reduced pursuant to the terms hereof.

         "Legal Requirement" means any treaty, convention, statute, law, regulation, ordinance, license, permit, governmental approval, injunction, judgment, order, consent decree or other requirement of any governmental authority, whether federal, state, provincial, or local.

         "Lenders" means and includes Harris Trust and Savings Bank and the other financial institutions from time to time party to this Agreement, including each assignee Lender pursuant to Section 13.12 hereof.

         "Lending Office" is defined in Section 10.4 hereof.

         "Letter of Credit" is defined in Section 1.3(a) hereof.

         "LIBOR" is defined in Section 1.4(b) hereof.

         "LIBOR Determination Fee" is defined in Section 2.1(e) hereof.

         "Lien" means any mortgage, lien, security interest, pledge, charge or encumbrance of any kind in respect of any Property, including the interests of a vendor or lessor under any conditional sale, Capital Lease or other title retention arrangement.

         "Loan" means any Revolving Loan or Term Loan whether outstanding as a Base Rate Loan, Eurodollar Loan, Fixed Rate Loan or otherwise, each of which is a "type" of Loan hereunder.

         "Loan Documents" means this Agreement, the Notes, the Applications, the Collateral Documents, and each other instrument or document to be delivered hereunder or thereunder or otherwise in connection therewith.

         "Material Adverse Effect" means (a) a material adverse change in, or material adverse effect upon, the operations, business, Property, condition (financial or otherwise) or prospects of the Parent and the Borrower on a combined basis or of the Parent, the Borrower and the Subsidiaries taken as a whole, (b) a material impairment of the ability of the Parent, the Borrower or any Subsidiary to perform its obligations under any Loan Document or (c) a material adverse effect upon (i) the legality, validity, binding effect or enforceability against the Parent, the Borrower or any Subsidiary of any Loan Document or the rights and remedies of the Administrative Agent and the Lenders thereunder or (ii) the perfection or priority of any Lien granted under any Collateral Document.

         "Moody's" means Moody's Investors Service, Inc.

         "Net Cash Proceeds" means, as applicable, (a) with respect to any Disposition by a Person, cash and cash equivalent proceeds received by or for such Person's account, net of (i) reasonable direct costs relating to such Disposition and (ii) sale, use or other transactional taxes paid or payable by such Person as a direct result of such Disposition, (b) with respect to any Event of Loss of a Person, cash and cash equivalent proceeds received by or for such Person's account (whether as a result of payments made under any applicable insurance policy therefor or in connection with condemnation proceedings or otherwise), net of reasonable direct costs incurred in connection with the collection of such proceeds, awards or other payments, and (c) with respect to any offering of equity securities of a Person or the issuance of any Indebtedness for Borrowed Money by a Person, cash and cash equivalent proceeds received by or for such Person's account, net of reasonable legal, underwriting, and other fees and expenses incurred as a direct result thereof.

         "Net Income" means, with reference to any period, the net income (or net loss) of the Parent, the Borrower and the Subsidiaries for such period computed on a consolidated basis in accordance with GAAP; provided that there shall be excluded from Net Income (a) the net income (or net loss) of any Person accrued prior to the date it becomes a Subsidiary of, or has merged into or consolidated with, the Parent, the Borrower or another Subsidiary, and (b) the net income (or net loss) of any Person (other than a Subsidiary) in which the Parent, the Borrower or any of the Subsidiaries has a equity interest in, except to the extent of the amount of dividends or other distributions actually paid to the Parent, the Borrower or any of the Subsidiaries during such period.

         "Net Worth" means, for any Person and at any time the same is to be determined, total shareholder's equity (including capital stock, additional paid-in capital, and retained earnings after deducting treasury stock) which would appear on the balance sheet of such Person in accordance with GAAP.

         "Notes" means and includes the Revolving Notes and the Term Notes.

         "Obligations" means all obligations of the Borrower to pay principal and interest on the Loans, all Reimbursement Obligations owing under the Applications, all fees and charges payable hereunder, and all other payment obligations of the Parent, the Borrower or any of the Subsidiaries arising under or in relation to any Loan Document, in each case whether now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired.

         "Parent" means Check Technology Corporation, a Minnesota corporation.

         "Participating Interest" is defined in Section 1.3(d) hereof.

         "Participating Lender" is defined in Section 1.3(d) hereof.

         "PBGC" means the Pension Benefit Guaranty Corporation or any Person succeeding to any or all of its functions under ERISA.

         "Percentage" means for any Lender its Revolver Percentage or Term Loan Percentage, as applicable.

         "Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization or any other entity or organization, including a government or agency or political subdivision thereof.

         "Plan" means any employee pension benefit plan covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code that either (a) is maintained by a member of the Controlled

Group for employees of a member of the Controlled Group or (b) is maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

         "Pledge Agreement" means that certain Pledge Agreement dated the date of this Agreement among the Parent, certain of the Subsidiaries and the Administrative Agent, as the same may be amended, modified, supplemented or restated from time to time.

         "PPSA" means the Personal Property Security Act (Ontario).

         "Premises" means the real property owned or leased by the Parent, the Borrower or any Subsidiary.

         "Property" means, as to any Person, all types of real, personal, tangible, intangible or mixed property owned by such Person whether or not included in the most recent balance sheet of such Person and the subsidiaries under GAAP or Canadian generally accepted accounting principles, if applicable.

         "RCRA" means the Resource Conservation and Recovery Act of 1976, as amended and in effect from time to time.

         "Receivables" means all accounts, instruments, chattel paper, and general intangibles in which the Parent, the Borrower or any of the Subsidiaries now has or hereafter acquires title to.

         "Reimbursement Obligation" is defined in Section 1.3(c) hereof.

         "Required Lenders" means, as of the date of determination thereof, Lenders whose outstanding Loans and interests in Letters of Credit and Unused Revolving Credit Commitments constitute more than 66-2/3% of the sum of the total outstanding Loans, interests in Letters of Credit, and Unused Revolving Credit Commitments of the Lenders.

         "Revolver Percentage" means, for each Lender, the percentage of the Revolving Credit Commitments represented by such Lender's Revolving Credit Commitment or, if the Revolving Credit Commitments have been terminated, the percentage held by such Lender (including through participation interests in Reimbursement Obligations) of the aggregate principal amount of all Revolving Loans and L/C Obligations then outstanding.

         "Revolving Credit" means the credit facility for making Revolving Loans and issuing Letters of Credit described in Sections 1.2 and 1.3 hereof.

         "Revolving Credit Commitment" means, as to any Lender, the obligation of such Lender to make Revolving Loans and to participate in Letters of Credit issued for the account of the Borrower hereunder in an aggregate principal or face amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on its signature page hereto and made a part hereof, as the same may be reduced or modified at any time or from time to time pursuant to the terms hereof. The Borrower and the Lenders acknowledge and agree that the Revolving Credit Commitments of the Lenders aggregate $15,000,000 on the date hereof.

         "Revolving Credit Termination Date" means December 19, 2004, or such earlier date on which the Revolving Credit Commitments are terminated in whole pursuant to Section 1.13, 9.2 or 9.3 hereof.

         "Revolving Loan" is defined in Section 1.2 hereof and, as so defined, includes a Base Rate Loan, a Eurodollar Loan and the Fixed Rate Loan, each of which is a "type" of Revolving Loan hereunder.

         "Revolving Note" is defined in Section 1.11 hereof.

         "S&P" means Standard & Poor's Ratings Services Group, a division of The McGraw-Hill Companies, Inc.

         "Security Agreements" means, collectively, (i) that certain Security Agreement dated the date of this Agreement among the Borrower and certain of the Subsidiaries and the Administrative Agent, (ii) that certain Security Agreement dated the date of this Agreement among the Parent and certain of the Subsidiaries and the Administrative Agent, and (iii) any security agreements relating specifically to patents, trademarks or other intellectual property among the Parent, the Borrower or one or more Subsidiaries and the Administrative Agent, as each of the same may be amended, modified, supplemented or restated from time to time, each of which may be referred to individually from time to time as a "Security Agreement."

         "Sellers" means, collectively, Delphax Systems, Inc. and Delphax Systems, a Massachusetts general partnership.

         "Subsidiary" means, as to any particular parent corporation or organization, any other corporation or organization more than 50% of the outstanding Voting Stock of which is at the time directly or indirectly owned by such parent corporation or organization or by any one or more other entities which are themselves subsidiaries of such parent corporation or organization. Unless otherwise expressly noted herein, the term "Subsidiary" means a subsidiary of the Borrower or of the Parent or of any of their direct or indirect Subsidiaries, and unless otherwise expressly indicated, the term "Subsidiary" shall include the Borrower.

         "Term Credit" means the credit facility for the Term Loans described in
Section 1.1(a) hereof.

         "Term Loan" is defined in Section 1.1(a) hereof and, as so defined, includes a Base Rate Loan or a Eurodollar Loan, each of which is a "type" of Term Loan hereunder.

         "Term Loan Commitment" means, as to any Lender, the obligation of such Lender to make its Term Loan on the Closing Date in the principal amount not to exceed the amount set forth opposite such Lender's name on its signature page hereto and made a part hereof. The

Borrower and the Lenders acknowledge and agree that the Term Loan Commitments of the Lenders aggregate $4,000,000 on the date hereof.

         "Term Loan Percentage" means, for each Lender, the percentage of the Term Loan Commitments represented by such Lender's Term Loan Commitment or, if the Term Loan Commitments have been terminated or have expired, the percentage held by such Lender of the aggregate principal amount of all Term Loans then outstanding.

         "Term Note" is defined in Section 1.11 hereof.

         "Total Funded Debt" means, at any time the same is to be determined, the aggregate of all Indebtedness for Borrowed Money of the Parent, the Borrower and the Subsidiaries at such time, including all Indebtedness for Borrowed Money of any other Person which is directly or indirectly guaranteed by the Parent, the Borrower or any of the Subsidiaries or which the Parent, the Borrower or any of the Subsidiaries has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which the Parent, the Borrower or any of the Subsidiaries has otherwise assured a creditor against loss.

         "Total Funded Debt to EBITDA Ratio" means the ratio of (a) Total Funded Debt outstanding at such time to (b) EBITDA for the four fiscal quarters of the Parent then ended, provided that, for the purposes of calculating EBITDA for the five fiscal quarters of the Parent ending on September 30, 2001, December 31, 2001, March 31, 2002, June 30, 2002 and September 30, 2002, EBITDA attributable to the Delphax Assets for the fiscal quarters ending on December 31, 2000, March 31, 2001, June 30, 2001, September 30, 2001 and December 31, 2001 is deemed by the parties hereto to be $1,400,000 per fiscal quarter.

         "Unfunded Vested Liabilities" means, for any Plan at any time, the amount (if any) by which the present value of all vested nonforfeitable accrued benefits under such Plan exceeds the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the Controlled Group to the PBGC or the Plan under Title IV of ERISA.

         "Unused Revolving Credit Commitments" means, at any time, the difference between the Revolving Credit Commitments then in effect and the aggregate outstanding principal amount of Revolving Loans and L/C Obligations.

         "U.S. Dollars" and "$" each means the lawful currency of the United States of America.

         "Voting Stock" of any Person means capital stock or other equity interests of any class or classes (however designated) having ordinary power for the election of directors or other similar governing body of such Person, other than stock or other equity interests having such power only by reason of the happening of a contingency.

         "Welfare Plan" means a "welfare plan" as defined in Section 3(1) of ERISA.

         "Wholly-owned Subsidiary" means a Subsidiary of which all of the issued and outstanding shares of capital stock (other than directors' qualifying shares as required by law) or other equity interests are owned by the Parent, the Borrower and/or one or more Wholly-owned Subsidiaries within the meaning of this definition.

         Section 5.2. Interpretation. The foregoing definitions are equally applicable to both the singular and plural forms of the terms defined. The words "hereof", "herein", and "hereunder" and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All references to time of day herein are references to Chicago, Illinois, time unless otherwise specifically provided. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, it shall be done in accordance with GAAP except where such principles are inconsistent with the specific provisions of this Agreement.

         Section 5.3. Change in Accounting Principles. If, after the date of this Agreement, there shall occur any change in GAAP from those used in the preparation of the financial statements referred to in Section 6.5 hereof and such change shall result in a change in the method of calculation of any financial covenant, standard or term found in this Agreement, either the Borrower or the Required Lenders may by notice to the Lenders and the Borrower, respectively, require that the Lenders and the Borrower negotiate in good faith to amend such covenants, standards, and term so as equitably to reflect such change in accounting principles, with the desired result being that the criteria for evaluating the financial condition of the Parent, the Borrower and the Subsidiaries shall be the same as if such change had not been made. No delay by the Borrower or the Required Lenders in requiring such negotiation shall limit their right to so require such a negotiation at any time after such a change in accounting principles. Until any such covenant, standard, or term is amended in accordance with this Section 5.3, financial covenants shall be computed and determined in accordance with GAAP in effect prior to such change in accounting principles. Without limiting the generality of the foregoing, (i) the Parent and the Borrower shall neither be deemed to be in compliance with any financial covenant hereunder nor out of compliance with any financial covenant hereunder if such state of compliance or noncompliance, as the case may be, would not exist but for the occurrence of a change in accounting principles after the date hereof, and (ii) the parties acknowledge that FASB 142 relating to impairment of goodwill is effective for fiscal years ending after December 15, 2001 and will be taken into account in determining covenant compliance under the terms of this Agreement.

SECTION 6.           REPRESENTATIONS AND WARRANTIES.

         Each of the Parent and the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

      Section 6.1. Organization and Qualification. Each of the Parent and the Borrower is duly organized, validly existing and in good standing as a corporation under the laws of its jurisdiction of incorporation, has full and adequate power to own its Property and conduct its business as now conducted, and is duly licensed or qualified and in good standing in each jurisdiction in which the nature of the business conducted by it or the nature of the Property owned or leased by it requires such licensing or qualifying, except where the failure to do so would not have a Material Adverse Effect.

      Section 6.2. Subsidiaries. Each Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized, as the case may be, has full and adequate power to own its Property and conduct its business as now conducted, and is duly licensed or qualified and in good standing in each jurisdiction in which the nature of the business conducted by it or the nature of the Property owned or leased by it requires such licensing or qualifying, except where the failure to do so would not have a Material Adverse Effect. Schedule 6.2 hereto identifies each Subsidiary, the jurisdiction of its incorporation or organization, as the case may be, the percentage of issued and outstanding shares of each class of its capital stock or other equity interests owned by the Parent, the Borrower and the other Subsidiaries and, if such percentage is not 100% (excluding directors' qualifying shares as required by law), a description of each class of its authorized capital stock and other equity interests and the number of shares of each class issued and outstanding. All of the outstanding shares of capital stock and other equity interests of each Subsidiary are validly issued and outstanding and fully paid and nonassessable and all such shares and other equity interests indicated on Schedule 6.2 as owned by the Parent, the Borrower or another Subsidiary are owned, beneficially and of record, by the Parent, the Borrower or such Subsidiary free and clear of all Liens other than the Liens granted in favor of the Administrative Agent pursuant to the Collateral Documents. There are no outstanding commitments or other obligations of the Borrower or any Subsidiary to issue, and no options, warrants or other rights of any Person to acquire, any shares of any class of capital stock or other equity interests of the Borrower or any Subsidiary.

      Section 6.3. Authority and Validity of Obligations. The Borrower has full right and authority to enter into this Agreement and the other Loan Documents executed by it, to make the borrowings herein provided for, to issue its Notes in evidence thereof, to grant to the Administrative Agent the Liens described in the Collateral Documents executed by the Borrower, and to perform all of its obligations hereunder and under the other Loan Documents executed by it. Each of the Parent and each Subsidiary has full right and authority to enter into the Loan Documents executed by it, to guarantee the Obligations, Hedging Liability, and ACH and Overdraft Liability to grant to the Administrative Agent the Liens described in the Collateral Documents executed by such Person, and to perform all of its obligations under the Loan Documents executed by it. The Loan Documents delivered by the Parent, the Borrower and by each Subsidiary have been duly authorized, executed, and delivered by such Person and constitute valid and binding obligations of such Person enforceable against it in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law); and this Agreement and the other Loan Documents do not, nor does the performance or observance by the Parent, the Borrower or any Subsidiary of any of the matters and things herein or therein provided for, (a) contravene or constitute a default under any provision of law or any judgment, injunction, order or decree binding upon the Parent, the Borrower or any Subsidiary or any provision of the charter, articles of incorporation or by-laws, articles of association or operating agreement, partnership agreement, or other organizational document of the Parent, the Borrower or any Subsidiary, (b) contravene or constitute a default under any covenant, indenture or agreement of or affecting the Parent, the Borrower or any Subsidiary or any of its Property, in each case where such contravention or default, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or (c) result in the creation or imposition of any Lien on any Property of the Parent, the Borrower or any Subsidiary other than the Liens granted in favor of the Administrative Agent pursuant to the Collateral Documents.

      Section 6.4. Use of Proceeds; Margin Stock. The Borrower shall use the proceeds of the Term Loans and approximately $10,500,000 of the proceeds of the Revolving Credit to pay the purchase price for the Delphax Acquisition, to refinance existing indebtedness in an amount not to exceed $500,000; and the Borrower shall use the balance of the proceeds of the Revolving Credit for capital expenditures, for its general working capital purposes and for such other legal and proper purposes as are consistent with all applicable laws. Neither the Parent, the Borrower nor any Subsidiary is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Loan or any other extension of credit made hereunder will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock. Margin stock (as hereinabove defined) constitutes less than 25% of the assets of the Parent, the Borrower and the Subsidiaries which are subject to any limitation on sale, pledge or other restriction hereunder.

      Section 6.5. Financial Reports. The consolidated balance sheet of the Parent and the Subsidiaries as at September 30, 2001, and the related consolidated statements of income, retained earnings and cash flows of the Parent, the Borrower and the Subsidiaries for the fiscal year then ended, and accompanying notes thereto, which financial statements are accompanied by the audit report of Ernst & Young, independent public accountants, heretofore furnished to the Administrative Agent and the Lenders, fairly present the consolidated financial condition of the Parent, the Borrower and the Subsidiaries as at said date and the consolidated results of their operations and cash flows for the period then ended in conformity with GAAP applied on a consistent basis. Neither the Parent, the Borrower nor any other Subsidiary has contingent liabilities which are material to it other than as indicated on such financial statements or, with respect to future periods, on the financial statements furnished pursuant to Section 8.5 hereof.

      Section 6.6. No Material Adverse Change. Since September 30, 2001, there has been no change in the condition (financial or otherwise) or business prospects of the Parent, the Borrower or any Subsidiary except those occurring in the ordinary course of business, none of which individually or in the aggregate have been materially adverse.

      Section 6.7. Full Disclosure. The statements and information furnished to the Administrative Agent and the Lenders in connection with the negotiation of this Agreement and the other Loan Documents and the commitments by the Lenders to provide all or part of the financing contemplated hereby do not contain any untrue statements of a material fact or omit a material fact necessary to make the material statements contained herein or therein not misleading, the Administrative Agent and the Lenders acknowledging that as to any projections furnished to the Administrative Agent and the Lenders, the Parent and the Borrower only represent that the same were prepared on the basis of information and estimates the Parent and the Borrower believed to be reasonable.

      Section 6.8. Trademarks, Franchises, and Licenses. The Parent, the Borrower and the Subsidiaries own, possess, or have the right to use all necessary patents, licenses, franchises, trademarks, trade names, trade styles, copyrights, trade secrets, know how, and confidential commercial and proprietary information to conduct their businesses as now conducted, without known conflict with any patent, license, franchise, trademark, trade name, trade style, copyright or other proprietary right of any other Person.

      Section 6.9. Governmental Authority and Licensing. The Parent, the Borrower and the Subsidiaries have received all licenses, permits, and approvals of all federal, state, or provincial, as applicable, and local governmental authorities (including, without limitation, any approval of the Competition Bureau in connection with the Delphax Acquisition), if any, necessary to conduct their businesses, in each case where the failure to obtain or maintain the same could reasonably be expected to have a Material Adverse Effect. No investigation or proceeding which, if adversely determined, could reasonably be expected to result in revocation or denial of any material license, permit or approval is pending or, to the knowledge of the Parent or the Borrower, threatened.

     Section 6.10. Good Title. The Parent, the Borrower and the Subsidiaries have good and defensible title (or valid leasehold interests) to their assets as reflected on the most recent consolidated balance sheet of the Parent, the Borrower and the Subsidiaries furnished to the Administrative Agent and the Lenders (except for sales of assets in the ordinary course of business), subject to no Liens other than such thereof as are permitted by Section 8.8 hereof.

     Section 6.11. Litigation and Other Controversies. Except as set forth on
Schedule 6.11 hereto, there is no litigation or governmental proceeding or labor controversy pending, nor to the knowledge of the Parent or the Borrower threatened, against the Parent, the Borrower or any Subsidiary which if adversely determined, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

      Section 6.12. Taxes. All tax returns required to be filed by the Parent, the Borrower or any Subsidiary in any jurisdiction have, in fact, been filed, and all taxes, assessments, fees, and other governmental charges upon the Parent, the Borrower or any Subsidiary or upon any of its Property, income or franchises, which are shown to be due and payable in such returns, have been paid, except such taxes, assessments, fees and governmental charges, if any, as are being contested in good faith and by appropriate proceedings which prevent enforcement of the matter under contest and as to which adequate reserves established in accordance with GAAP or Canadian generally accepted accounting principles, as applicable, have been provided. Neither the Parent nor the Borrower knows of any proposed additional tax assessment against it or any Subsidiaries for which adequate provisions in accordance with GAAP or Canadian generally accepted accounting principles, as applicable, have not been made on their accounts. Adequate provisions in accordance with GAAP or Canadian generally accepted accounting principles, as applicable, for taxes on the books of the Borrower and each Subsidiary have been made for all open years, and for its current fiscal period.

      Section 6.13. Approvals. No authorization, consent, license or exemption from, or filing or registration with, any court or governmental department, agency or instrumentality, nor any approval or consent of any other Person, is or will be necessary to the valid execution, delivery or performance by the Parent, the Borrower or any Subsidiary of any Loan Document, except for such approvals which have been obtained prior to the date of this Agreement and remain in full force and effect.

     Section 6.14. Affiliate Transactions. Neither the Parent, the Borrower nor any Subsidiary is a party to any contracts or agreements with any of its Affiliates (other than with Wholly-owned Subsidiaries) on terms and conditions which are less favorable to the Parent, the Borrower or such Subsidiary than would be usual and customary in similar contracts or agreements between Persons not affiliated with each other.

     Section 6.15. Investment Company; Public Utility Holding Company.
Neither the Parent, the Borrower nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "public utility holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     Section 6.16. ERISA; Canadian Benefit Plan Obligations. The Parent and each other member of its Controlled Group has fulfilled its obligations under the minimum funding standards of and is in compliance in all material respects with ERISA and the Code to the extent applicable to it and has not incurred any liability to the PBGC or a Plan under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA. All employer or employee payments, contributions and premiums required to be remitted, paid to or in respect of each Canadian Benefit Plan have been paid or remitted in a timely fashion in accordance with the terms thereof and all applicable laws, and no taxes, penalties or fees are owing or exigible under the Canadian Benefit Plan. Neither the Parent, the Borrower nor any Subsidiary has any contingent liabilities with respect to any post-retirement benefits under a Welfare Plan, other than liability for continuation coverage described in article 6 of Title I of ERISA. None of the Canadian Benefit Plans, other than those which are "registered pension plans" as defined under the Income Tax Act (Canada), provide benefits beyond retirement or other termination of service to employees or former employees of the Borrower or to the beneficiaries or dependents of such employees.

     Section 6.17. Compliance with Laws. The Parent, the Borrower and the Subsidiaries are in compliance with the requirements of all United States and Canadian federal, state, provincial and local laws, rules and regulations applicable to or pertaining to their Property or business operations (including, without limitation, the Occupational Safety and Health Act of 1970, the Americans with Disabilities Act of 1990, the Workplace Safety and Insurance Act (Ontario) and Occupational Health and Safety Act (Ontario), and laws and regulations establishing quality criteria and standards for air, water, land and toxic or hazardous wastes and substances), where any such non-compliance, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Neither the Parent, the Borrower nor any Subsidiary has received notice to the effect that its operations are not in compliance with any of the requirements of applicable federal, state, provincial or local environmental, health, and safety statutes and regulations or is the subject of any governmental investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, where any such non-compliance or remedial action, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

      Section 6.18. Other Agreements. Neither the Parent, the Borrower nor any Subsidiary is in default under the terms of any covenant, indenture or agreement of or affecting such Person or any of its Property, which default if uncured could reasonably be expected to have a Material Adverse Effect.

      Section 6.19. Solvency. The Parent, the Borrower and the Subsidiaries are, individually and collectively, solvent, able to pay their debts as they become due, and have sufficient capital to carry on their business and all businesses in which they are about to engage.

      Section 6.20. No Default. No Default or Event of Default has occurred and is continuing.

      Section 6.21. Delphax Asset Purchase Agreement. The Borrower has heretofore delivered to the Administrative Agent a true and correct copy of the Asset Purchase Agreement. The Borrower and, to the best of the Borrower's knowledge, the Sellers have all necessary right, power, and authority to consummate the transactions contemplated by the Asset Purchase Agreement and to perform all of their obligations thereunder. The Asset Purchase Agreement constitutes the valid and binding obligation of the Borrower and, to the best of the Borrower's knowledge, the Sellers, enforceable against each of them in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law); and the Asset Purchase Agreement will not, nor will the observance or performance by the Borrower or, to the best of the Borrower's knowledge, the Sellers of any of the matters and things therein provided for, contravene or constitute a default under any provision of law or any judgment, injunction, order, or decree binding upon such Person or any provision of the charter, articles of incorporation, or by-laws of such Person or any covenant, indenture, or agreement of or affecting such Person or any of its Property, or result in the creation or imposition of any Lien on any such Person's Property. Except for an Advance Ruling Certificate from the Competition Bureau of Canada, which has already been received and does not oppose the Delphax Acquisition, no authorization, consent, license, or exemption from, or filing or registration with, any court or governmental department, agency, or instrumentality, nor any approval or consent of any other Person, is or will be necessary to the valid execution, delivery, or performance by the Borrower or, to the best of the Borrower's knowledge, the Sellers of the Asset Purchase Agreement or of any other instrument or document executed and delivered in connection therewith, except for such thereof that have heretofore been obtained and remain in full force and effect. No broker's or finder's fees or commission will be payable with respect to the Asset Purchase Agreement or any of the transactions contemplated thereby.

SECTION 7.           CONDITIONS PRECEDENT.

         The obligation of each Lender to advance, continue or convert any Loan (other than the continuation of, or conversion into, a Base Rate Loan) or of the L/C Issuer to issue, extend the expiration date (including by not giving notice of non-renewal) of or increase the amount of any Letter of Credit under this Agreement, shall be subject to the following conditions precedent:

      Section 7.1. All Credit Events. At the time of each Credit Event hereunder:

                   (a) each of the representations and warranties set forth herein and in the other Loan Documents shall be and remain true and correct as of said time, except to the extent the same expressly relate to an earlier date;

                   (b) the Parent, the Borrower and each Subsidiary shall be in compliance with all of the terms and conditions hereof and of the other Loan Documents, and no Default or Event of Default shall have occurred and be continuing or would occur as a result of such Credit Event;

                   (c) in the case of a Borrowing the Administrative Agent shall have received the notice required by Section 1.6 hereof, in the case of the issuance of any Letter of Credit the L/C Issuer shall have received a duly completed Application for such Letter of Credit together with any fees called for by Section 2.1 hereof, and, in the case of an extension or increase in the amount of a Letter of Credit, a written request therefor in a form acceptable to the L/C Issuer together with fees called for by Section 2.1 hereof; and

                   (d) such Credit Event shall not violate any order, judgment or decree of any court or other authority or any provision of law or regulation applicable to the Administrative Agent or any Lender (including, without limitation, Regulation U of the Board of Governors of the Federal Reserve System) as then in effect.

         Each request for a Borrowing hereunder and each request for the issuance of, increase in the amount of, or extension of the expiration date of, a Letter of Credit shall be deemed to be a representation and warranty by the Borrower on the date on such Credit Event as to the facts specified in subsections (a) and (b) of this Section.

      Section 7.2. Initial Credit Event. Before or concurrently with the initial Credit Event:

                   (a) the Administrative Agent shall have received for each Lender this Agreement duly executed by the Parent, the Borrower, the Guarantors and the Lenders;

                   (b) the Administrative Agent shall have received for each Lender such Lender's duly executed Notes of the Borrower dated the date hereof and otherwise in compliance with the provisions of Section 1.11 hereof;

                   (c) the Administrative Agent shall have received the Security Agreements and the Pledge Agreement duly executed by the respective parties thereto, together with

         (i) original stock certificates or other similar instruments or securities representing all of the issued and outstanding shares of capital stock or other equity interests in the Borrower and each Subsidiary whose stock is being pledged thereunder as of the Closing Date, (ii) stock powers for the Collateral consisting of the stock or other equity interest in each of the Borrower and each Subsidiary whose stock is being pledged thereunder executed in blank and undated, and
         (iii) UCC financing statements, PPSA financing statements, or the equivalent thereof under any applicable law, to be filed against the Parent, the Borrower and each Subsidiary, as debtor, in favor of the Administrative Agent, as secured party, and provided further that the Parent and the Borrower will take such actions on or after the Closing Date as may be necessary to ensure that (x) the Administrative Agent's security interest in the intellectual property owned by the Parent, the Borrower, and each Subsidiary is properly registered in the appropriate governmental offices of any applicable jurisdiction, and (y) the Administrative Agent's security interest in the Parent's stock in Check Technology France S.A. has been perfected;

                   (d) the Administrative Agent shall have received evidence of insurance required to be maintained under the Loan Documents, naming the Administrative Agent as loss payee;

                   (e) the Administrative Agent shall have received for each Lender copies of the Parent's, the Borrower's and each Subsidiary's articles of incorporation and bylaws (or comparable organization documents) and any amendments thereto, certified in each instance by its Secretary or Assistant Secretary;

                   (f) the Administrative Agent shall have received for each Lender copies of resolutions of the Parent's, the Borrower's and each Subsidiary's Board of Directors (or similar governing body) authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, together with specimen signatures of the persons authorized to execute such documents on the Parent's, the Borrower's and each Subsidiary's behalf, all certified in each instance by its Secretary or Assistant Secretary;

                   (g) the Administrative Agent shall have received for each Lender copies of the certificate of good standing or certificate of status, as applicable, for the Parent, the Borrower and each Subsidiary (dated no earlier than 30 days prior to the date hereof) from the office of the secretary of the state of its incorporation or organization and of each state in which it is qualified to do business as a foreign corporation or organization and from the Ministry of Consumer and Business Services (Ontario) and all other Canadian provinces where the Borrower is extra-provincially registered to carry on business;

                   (h) the Administrative Agent shall have received for each Lender a list of the Borrower's Authorized Representatives;

                  (i) the Administrative Agent shall have received for itself and for the Lenders the initial fees called for by Section 2.1 hereof;

                  (j) the terms and conditions of the Asset Purchase Agreement shall be satisfactory to the Administrative Agent in its sole discretion, and the purchase price for the Delphax Acquisition shall not be greater than U.S. $15,000,000, subject to adjustments which, in the sole determination of the Administrative Agent, are not material;

                  (k) the Delphax Acquisition shall have been, or shall, contemporaneously with the initial Credit Event, be consummated in accordance with the terms and conditions of the Asset Purchase Agreement and without waiver by the Parent or the Borrower of any conditions thereunder, and all legal, tax and regulatory matters relating to the Delphax Acquisition and the Parent and the Borrower, after giving effect thereto, shall be satisfactory to the Lenders;

                  (l) all director, shareholder (if any) and regulatory approvals necessary for the consummation of the Delphax Acquisition shall have been given or made, and no litigation or regulatory proceeding challenging or affecting the Delphax Acquisition shall exist or be in effect;

                  (m) the Administrative Agent shall be satisfied, in its sole discretion, with the terms of the John H. Harland Company contracts;

                  (n) each Lender shall have received such evaluations and certifications as it may reasonably require (including a Borrowing Base Certificate and compliance certificate in the forms attached hereto as Exhibits E and F containing calculations of the Borrowing Base and compliance calculations of the financial covenants as of November 30, 2001 in the case of the Borrowing Base Certificate and September 30, 2001 in the case of the compliance certificate after giving effect (on a pro forma basis) to the Delphax Acquisition) in order to satisfy itself as to the value of the Collateral (including, without limitation, the Delphax Assets), the financial condition of the Parent, the Borrower and the Subsidiaries both before and after giving effect to the Delphax Acquisition, and the lack of material contingent liabilities of the Parent, the Borrower and the Subsidiaries both before and after giving effect to the Delphax Acquisition, including without limitation pro forma financial statements of the Parent, the Borrower and the Subsidiaries on a consolidated basis after giving effect to the Delphax Acquisition which are satisfactory in form and substance to the Lenders and do not reflect a financial condition any worse than that reflected in projections previously delivered to the Administrative Agent;

                  (o) the Administrative Agent shall have received financing statement, tax, and judgment lien search results against the Property of the Parent, the Borrower and each Subsidiary and the Delphax Assets evidencing the absence of Liens on such Property except as permitted by
         Section 8.8 hereof;

                  (p) the Administrative Agent shall have received pay-off and lien release letters from secured creditors of the Parent, the Borrower and each Subsidiary (and, if necessary, the Sellers) setting forth, among other things, the total amount of indebtedness outstanding and owing to them (or outstanding letters of credit issued for the account of the Parent, the Borrower or any Subsidiary) and containing an undertaking to cause to be delivered to the Administrative Agent UCC termination statements or PPSA discharge statements and any other lien release instruments necessary to release their Liens on the assets of the Parent, the Borrower and each Subsidiary and the Delphax Assets, which pay-off and lien release letters shall be in form and substance acceptable to the Administrative Agent;

                  (q) the Administrative Agent shall have received for each Lender the favorable written opinion of Canadian and United States counsel to the Parent, the Borrower and each Subsidiary, in form and substance satisfactory to the Administrative Agent; and

                  (r) the Administrative Agent shall have received for the account of the Lenders such other agreements, instruments, documents, certificates, and opinions as the Administrative Agent may reasonably request.

SECTION 8.           COVENANTS.

         The Parent and the Borrower agree that, so long as any credit is available to or in use by the Borrower hereunder, except to the extent compliance in any case or cases is waived in writing pursuant to the terms of
Section 13.13 hereof:

      Section 8.1. Maintenance of Existence. Each of the Parent and the Borrower shall, and shall cause each Subsidiary to, preserve and maintain its existence, except as otherwise provided in Section 8.10(c) hereof.

      Section 8.2. Maintenance of Properties and Business. Each of the Parent and the Borrower shall, and shall cause each Subsidiary to, maintain, preserve, and keep its property, plant, and equipment in good repair, working order and condition (ordinary wear and tear excepted), and shall from time to time make all needful and proper repairs, renewals, replacements, additions, and betterments thereto so that at all times the efficiency thereof shall be fully preserved and maintained, except to the extent that, in the reasonable business judgment of such Person, any such Property is no longer necessary for the proper conduct of the business of such Person. The Parent and the Borrower shall, and shall cause each Subsidiary to, preserve and keep in force and effect all licenses, permits, franchises, approvals, patents, trademarks, trade names, trade styles, copyrights, and other proprietary rights necessary to the proper conduct of its business where the failure to do so could reasonably be expected to have a Material Adverse Effect.

      Section 8.3. Taxes and Assessments. Each of the Parent and the Borrower shall duly pay and discharge, and shall cause each Subsidiary to duly pay and discharge, all taxes, rates, assessments, fees, and governmental charges upon or against it or its Property, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith and by appropriate proceedings which prevent enforcement of the matter under contest and adequate reserves are provided therefor.

      Section 8.4. Insurance. Each of the Parent and the Borrower shall insure and keep insured, and shall cause each Subsidiary to insure and keep insured, with good and responsible insurance companies, all insurable Property owned by it which is of a character usually insured by Persons similarly situated and operating like Properties against loss or damage from such hazards and risks, and in such amounts, as are insured by Persons similarly situated and operating like Properties; and each of the Parent and the Borrower shall insure, and shall cause each Subsidiary to insure, such other hazards and risks (including, without limitation, employers' and public liability risks) with good and responsible insurance companies, as and to the extent usually insured by Persons similarly situated and conducting similar businesses. Each of the Parent and the Borrower shall in any event maintain, and cause each Subsidiary to maintain, insurance on the Collateral to the extent required by the Collateral Documents. The Parent shall, upon the request of the Administrative Agent, furnish to the Administrative Agent and the Lenders a certificate setting forth in summary form the nature and extent of the insurance maintained pursuant to this Section.

      Section 8.5. Financial Reports. Each of the Parent and the Borrower shall, and shall cause each Subsidiary to, maintain a standard system of accounting in accordance with GAAP (or, with respect to statements for the Borrower only, both GAAP (for the purposes of consolidating with the Parent) and Canadian generally accepted accounting principles) and shall furnish to the Administrative Agent, each Lender and each of their duly authorized representatives such information respecting the business and financial condition of the Parent, the Borrower and each Subsidiary as the Administrative Agent or such Lender may reasonably request; and without any request, shall furnish to the Administrative Agent and the Lenders:

                   (a) as soon as available, and in any event within 30 days after the last day of each calendar month, a Borrowing Base Certificate showing the computation of the Borrowing Base in reasonable detail as of the close of business on the last day of such month, prepared by the Parent and certified to by its chief financial officer or another officer of the Parent acceptable to the Administrative Agent;

                   (b) as soon as available, and in any event within 45 days after the last day of each calendar month, a copy of the consolidated and consolidating balance sheet of the Parent, the Borrower and the Subsidiaries as of the last day of such month and the consolidated and consolidating statements of income, retained earnings, and cash flows of the Parent, the Borrower and the Subsidiaries for the month and for the fiscal year-to-date period then ended, each in reasonable detail showing in comparative form the figures for the corresponding date and period in the previous fiscal year, prepared by the Parent in accordance with GAAP (subject to the absence of footnote disclosures and year-end audit adjustments) and certified to by its chief financial officer or another officer of the Parent acceptable to the Administrative Agent;

                   (c) as soon as available, and in any event within 45 days after the close of each fiscal quarter of each fiscal year of the Parent, a copy of the consolidated and consolidating balance sheet of the Parent, the Borrower and the Subsidiaries as of the last day of such fiscal quarter and the consolidated and consolidating statements of income, retained earnings, and cash flows of the Parent, the Borrower and the Subsidiaries for the fiscal quarter and for the fiscal year-to-date period then ended, each in reasonable detail showing in comparative form the figures for the corresponding date and period in the previous fiscal year, prepared by the Parent in accordance with GAAP (subject to the absence of footnote disclosures and year-end audit adjustments) and certified to by its chief financial officer or another officer of the Parent acceptable to the Administrative Agent;

                   (d) as soon as available, and in any event within 90 days after the close of each fiscal year of the Parent, a copy of the consolidated and consolidating balance sheet of the Parent, the Borrower and the Subsidiaries as of the last day of the fiscal year then ended and the consolidated and consolidating statements of income, retained earnings, and cash flows of the Parent, the Borrower and the Subsidiaries for the fiscal year then ended, and accompanying notes thereto, each in reasonable detail showing in comparative form the figures for the previous fiscal year, accompanied in the case of the consolidated financial statements by an unqualified opinion of Ernst & Young or another firm of independent public accountants of recognized standing, selected by the Parent and reasonably satisfactory to the Administrative Agent and the Required Lenders, to the effect that the consolidated financial statements have been prepared in accordance with GAAP and present fairly in accordance with GAAP the consolidated financial condition of the Parent, the Borrower and the Subsidiaries as of the close of such fiscal year and the results of their operations and cash flows for the fiscal year then ended and that an examination of such accounts in connection with such financial statements has been made in accordance with generally accepted auditing standards and, accordingly, such examination included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances;

                   (e) within the period provided in subsection (d) above, the written statement of the accountants who certified the audit report thereby required that in the course of their audit they have obtained no knowledge of any Default or Event of Default, or, if such accountants have obtained knowledge of any such Default or Event of Default, they shall disclose in such statement the nature and period of the existence thereof;

                   (f) promptly after receipt thereof, any additional written reports, management letters or other detailed information contained in writing concerning significant aspects of the Parent's, the Borrower's or any Subsidiary's operations and financial affairs given to it by its independent public accountants;

                   (g) promptly after the sending or filing thereof, copies of each financial statement, report, notice or proxy statement sent by the Parent, the Borrower or any Subsidiary to its stockholders or other equity holders, and copies of each regular, periodic or special report, registration statement or prospectus (including all Form 10-K, Form

         10-Q and Form 8-K reports) filed by the Parent, the Borrower or any Subsidiary with any securities exchange or the Securities and Exchange Commission or equivalent Canadian governmental agency or any successor agency;

                  (h) promptly after receipt thereof, a copy of each audit made by any regulatory agency of the books and records of the Parent, the Borrower or any Subsidiary or of notice of any material noncompliance with any applicable law, regulation or guideline relating to the Parent, the Borrower or any Subsidiary, or its business;

                  (i) as soon as available, and in any event prior to the end of each fiscal year of the Parent, a copy of the Parent's consolidated and consolidating operating budget for the following fiscal year, such operating budget to show the Parent's projected consolidated and consolidating revenues, expenses and balance sheet on quarter-by-quarter basis, such operating budget to be in reasonable detail prepared by the Parent and in form satisfactory to the Administrative Agent (which shall include a summary of all assumptions made in preparing such operating budget);

                  (j) notice of any Change in Control;

                  (k) promptly after knowledge thereof shall have come to the attention of any responsible officer of the Parent or the Borrower, written notice of any threatened or pending litigation or governmental proceeding or labor controversy against the Parent, the Borrower or any Subsidiary which, if adversely determined, could reasonably be expected to have a Material Adverse Effect or of the occurrence of any Default or Event of Default hereunder; and

                  (l) with each of the financial statements furnished to the Lenders pursuant to subsections (c) and (d) above, a written certificate in the form attached hereto as Exhibit F signed by the chief financial officer of the Parent, or another officer of the Parent acceptable to the Administrative Agent, to the effect that to the best of such officer's knowledge and belief no Default or Event of Default has occurred during the period covered by such statements or, if any such Default or Event of Default has occurred during such period, setting forth a description of such Default or Event of Default and specifying the action, if any, taken by the Parent, the Borrower or any Subsidiary to remedy the same. Such certificate shall also set forth the calculations supporting such statements in respect of Sections 8.21, 8.22, 8.23 and 8.24 of this Agreement.

      Section 8.6. Inspection. Each of the Parent and the Borrower shall, and shall cause each Subsidiary to, permit the Administrative Agent, each Lender, and each of their duly authorized representatives and agents to visit and inspect any of its Property, corporate books, and financial records, to examine and make copies of its books of accounts and other financial records, and to discuss its affairs, finances, and accounts with, and to be advised as to the same by, its officers, employees and independent public accountants (and by this provision the Parent hereby authorizes such accountants to discuss with the Administrative Agent and such Lenders the finances and affairs of the Parent, the Borrower and the Subsidiaries) at such reasonable times and intervals as the Administrative Agent or any such Lender may designate and, so long as no Default or Event of Default exists, with reasonable prior notice to the Parent.

      Section 8.7. Borrowings and Guaranties. The Parent shall not, nor shall it permit the Borrower or any other Subsidiary to, issue, incur, assume, create or have outstanding any Indebtedness for Borrowed Money, or be or become liable as endorser, guarantor, surety or otherwise for any debt, obligation or undertaking of any other Person, or otherwise agree to provide funds for payment of the obligations of another, or supply funds thereto or invest therein or otherwise assure a creditor of another against loss, or apply for or become liable to the issuer of a letter of credit which supports an obligation of another, or subordinate any claim or demand it may have to the claim or demand of any other Person; provided, however, that the foregoing shall not restrict nor operate to prevent:

                  (a) the Obligations, Hedging Liability, and ACH and Overdraft Liability of the Parent, the Borrower and the Subsidiaries owing to the Administrative Agent and the Lenders (and their Affiliates);

                  (b) purchase money indebtedness and Capitalized Lease Obligations of the Parent, the Borrower and the Subsidiaries in an amount not to exceed $500,000 (or the equivalent thereof in another currency) in the aggregate at any one time outstanding;

                  (c) obligations of the Parent or the Borrower arising out of interest rate and foreign currency hedging agreements entered into with financial institutions in the ordinary course of business;

                  (d) endorsement of items for deposit or collection of commercial paper received in the ordinary course of business;

                  (e) indebtedness from time to time owing by the Borrower or any Domestic Subsidiary to the Parent, or from the Parent to the Borrower, or from any Domestic Subsidiary to any other Domestic Subsidiary;

                  (f) indebtedness existing on the date hereof and set forth on
         Schedule 8.7 hereto; and

                  (g) unsecured indebtedness of the Parent, the Borrower and the Subsidiaries not otherwise permitted by this Section in an amount not to exceed $500,000 (or the equivalent thereof in another currency) in the aggregate at any one time outstanding.

      Section 8.8. Liens. The Parent shall not, nor shall it permit the Borrower or any other Subsidiary to, create, incur or permit to exist any Lien of any kind on any Property owned by any such Person; provided, however, that the foregoing shall not apply to nor operate to prevent:

                  (a) Liens arising by statute in connection with worker's compensation, unemployment insurance, old age benefits, social security obligations, taxes, assessments, statutory obligations or other similar charges (other then Liens arising under ERISA), good faith cash deposits in connection with tenders, contracts or leases to which the Parent, the Borrower or any Subsidiary is a party or other cash deposits required to be made in the ordinary course of business, provided in each case that the obligation is not for borrowed money and that the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate proceedings which prevent enforcement of the matter under contest and adequate reserves have been established therefor;

                  (b) mechanics', workmen's, materialmen's, landlords', carriers' or other similar Liens arising in the ordinary course of business with respect to obligations which are not due or which are being contested in good faith by appropriate proceedings which prevent enforcement of the matter under contest;

                  (c) the pledge of assets for the purpose of securing an appeal, stay or discharge in the course of any legal proceeding, provided that the aggregate amount of liabilities of the Parent, the Borrower and the Subsidiaries secured by a pledge of assets permitted under this subsection, including interest and penalties thereon, if any, shall not be in excess of $10,000 (or the equivalent thereof in another currency) at any one time outstanding;

                  (d) Liens on property of the Parent, the Borrower or any Subsidiary created solely for the purpose of securing indebtedness permitted by Section 8.7(b) hereof, representing or incurred to finance the purchase price of Property, provided that no such Lien shall extend to or cover other Property of the Parent, the Borrower or such Subsidiary other than the respective Property so acquired, and the principal amount of indebtedness secured by any such Lien shall at no time exceed the purchase price of such Property, as reduced by repayments of principal thereon;

                  (e) any interest or title of a lessor under any operating lease;

                  (f) easements, rights-of-way, restrictions, and other similar encumbrances against real property incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not materially detract from the value of the Property subject thereto or materially interfere with the ordinary conduct of the business of the Parent, the Borrower or any Subsidiary; and

                  (g) the Liens granted in favor of the Administrative Agent pursuant to the Collateral Documents.

      Section 8.9. Investments, Acquisitions, Loans and Advances. The Parent shall not, nor shall it permit the Borrower or any other Subsidiary to, directly or indirectly, make, retain or have outstanding any investments (whether through purchase of stock or obligations or otherwise) in, or loans or advances to, any other Person, or acquire all or any substantial part of the assets or business of any other Person or division thereof; provided, however, that the foregoing shall not apply to nor operate to prevent:

                  (a) investments in direct obligations of the United States of America or of any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America, provided that any such obligations shall mature within one year of the date of issuance thereof;

                  (b) investments in commercial paper rated at least P-1 by Moody's and at least A-1 by S&P maturing within one year of the date of issuance thereof;

                  (c) investments in certificates of deposit issued by any Lender or by any United States commercial bank having capital and surplus of not less than $100,000,000 which have a maturity of one year or less;

                  (d) investments in repurchase obligations with a term of not more than 7 days for underlying securities of the types described in subsection (a) above entered into with any bank meeting the qualifications specified in subsection (c) above, provided all such agreements require physical delivery of the securities securing such repurchase agreement, except those delivered through the Federal Reserve Book Entry System;

                  (e) investments in money market funds that invest solely, and which are restricted by their respective charters to invest solely, in investments of the type described in the immediately preceding subsections (a), (b), (c), and (d) above;

                  (f) the Parent's investment existing on the date of this Agreement in the Borrower and the other Subsidiaries, provided that monies repaid by Foreign Subsidiaries (other than the Borrower) to the Parent and then re-invested by the Parent in such Foreign Subsidiaries shall be considered investments existing on the date of this Agreement to the extent that the amount so re-invested does not exceed the amount so repaid, and additional investments made from time to time by the Parent, the Borrower or any Subsidiary in the Borrower or one or more of the Domestic Subsidiaries;

                  (g) intercompany advances made from time to time from the Parent or the Borrower to the Borrower or any one or more Domestic Subsidiaries in the ordinary course of business to finance working capital needs; and

                  (h) other investments, loans, and advances in addition to those otherwise permitted by this Section in an amount not to exceed $250,000 (or the equivalent thereof in another currency) in the aggregate at any one time outstanding.

In determining the amount of investments, acquisitions, loans, and advances permitted under this Section, investments and acquisitions shall always be taken at the original cost thereof (regardless of any subsequent appreciation or depreciation therein), and loans and advances shall be taken at the principal amount thereof then remaining unpaid.

      Section 8.10. Mergers, Consolidations and Sales. The Parent shall not, nor shall it permit the Borrower or any other Subsidiary to, be a party to any merger or consolidation, or sell, transfer, lease or otherwise dispose of all or any part of its Property, including any disposition of

Property as part of a sale and leaseback transaction, or in any event sell or discount (with or without recourse) any of its notes or accounts receivable; provided, however, that this Section shall not apply to nor operate to prevent:

                  (a) the sale or lease of inventory in the ordinary course of business;

                  (b) the sale, transfer, lease or other disposition of Property of the Parent, the Borrower and the Domestic Subsidiaries to one another in the ordinary course of its business;

                  (c) the merger of any Subsidiary with and into the Parent or any other Domestic Subsidiary, provided that, in the case of any merger involving the Parent, the Parent is the corporation surviving the merger;

                  (d) the sale of delinquent notes or accounts receivable in the ordinary course of business for purposes of collection only (and not for the purpose of any bulk sale or securitization transaction);

                  (e) the sale, transfer or other disposition of any tangible personal property that, in the reasonable business judgment of the Parent, the Borrower or such Subsidiary, has become uneconomical, obsolete or worn out, and which is disposed of in the ordinary course of business; and

                  (f) the sale, transfer, lease or other disposition of Property of the Parent, the Borrower or any Subsidiary (including any disposition of Property as part of a sale and leaseback transaction) aggregating for the Parent, the Borrower and the Subsidiaries not more than $1,000,000 (or the equivalent thereof in another currency) during any fiscal year of the Parent.

So long as no Default or Event of Default has occurred and is continuing or would arise as a result thereof, upon the written request of the Parent or the Borrower, the Administrative Agent shall release its Lien on any Property sold pursuant to the foregoing provisions.

     Section 8.11. Maintenance of Subsidiaries. The Parent shall not assign, sell or transfer, nor shall it permit the Borrower or any other Subsidiary to issue, assign, sell or transfer, any shares of capital stock or other equity interests of a Subsidiary; provided, however, that the foregoing shall not operate to prevent (a) Liens on the capital stock or other equity interests of Subsidiaries granted to the Administrative Agent pursuant to the Collateral Documents, (b) the issuance, sale and transfer to any person of any shares of capital stock of a Subsidiary solely for the purpose of qualifying, and to the extent legally necessary to qualify, such person as a director of such Subsidiary, and (c) any transaction permitted by Section 8.10(c) above.

     Section 8.12. Dividends and Certain Other Restricted Payments. The
Parent shall not, nor shall it permit the Borrower or any other Subsidiary to,
(a) declare or pay any dividends on or make any other distributions in respect of any class or series of its capital stock or other equity interests or (b) directly or indirectly purchase, redeem, or otherwise acquire or retire any of its capital stock or other equity interests or any warrants, options, or similar instruments to acquire the same; provided, however, that the foregoing shall not operate to prevent the making of dividends or distributions by any Wholly-owned Subsidiary of the Parent to its parent corporation, other than dividends or distributions by a Domestic Subsidiary to a Foreign Subsidiary other than the Borrower.

     Section 8.13. ERISA; Canadian Benefit Plan Obligations. The Parent shall, and shall cause the Borrower and each other Subsidiary to, promptly pay and discharge all obligations and liabilities arising under ERISA or under any law applicable to a Canadian Benefit Plan or under the terms of the Canadian Benefit Plan itself of a character which if unpaid or unperformed could reasonably be expected to result in the imposition of a Lien against any of its Property. The Parent shall, and shall cause the Borrower and each other Subsidiary to, promptly notify the Administrative Agent and each Lender of: (a) the occurrence of any reportable event (as defined in ERISA) with respect to a Plan or the occurrence of an event in relation to a Canadian Benefit Plan which would constitute such a "reportable event" if the Canadian Benefit Plan were subject to ERISA, (b) receipt of any notice from the PBGC of its intention to seek termination of any Plan or appointment of a trustee therefor, or receipt from any government or regulatory authority having jurisdiction over a Canadian Benefit Plan of notice of its intention to seek full or partial termination of any Canadian Benefit Plan or notice of the appointment of an administrator therefor, (c) its intention to terminate or withdraw from any Plan or Canadian Benefit Plan, and (d) the occurrence of any event with respect to any Plan or Canadian Benefit Plan which would result in the incurrence by the Parent, the Borrower or any Subsidiary of any material liability, fine or penalty, or any material increase in the contingent liability of the Parent, the Borrower or any Subsidiary with respect to any post-retirement Welfare Plan benefit or Canadian Benefit Plan.

     Section 8.14. Compliance with Laws.

         (a) The Parent shall, and shall cause the Borrower and each other Subsidiary to, comply in all respects with the requirements of all federal, state, or provincial, as applicable, and local laws, rules, regulations, ordinances and orders including, without limitation, Environmental Laws, applicable to or pertaining to its Property or business operations, where any such non-compliance, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or result in a Lien upon any of its Property.

         (b) Without limiting the agreements set forth in Section 8.14(a) above, the Parent shall at all times, and shall cause the Borrower and each other Subsidiary to at all times, do the following to the extent the failure to do so individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect: (i) comply in all material respects with, and maintain each of the Premises in compliance in all material respects with, all applicable Environmental Laws; (ii) require that each tenant and subtenant, if any, of any of the Premises or any part thereof comply in all material respects with all applicable Environmental Laws; (iii) obtain and maintain in full force and effect all material governmental approvals required by any applicable Environmental Law for operations at each of the Premises; (iv) cure any material violation by it or at any of the Premises of applicable Environmental Laws; (v) not allow the presence or operation at any of the Premises of any (1) landfill or dump or (2) hazardous waste management facility or solid waste disposal facility as defined pursuant to RCRA or any comparable state law or law of Canada or any province thereof; (vi) not manufacture, use, generate, transport, treat, store, release, dispose or handle any Hazardous Material at any of the Premises except in the ordinary course of its business and in de minimis amounts; (vii) within 10 Business Days notify the Administrative Agent in writing of and provide any reasonably requested documents upon learning of any of the following in connection with the Parent, the Borrower or any Subsidiary or any of the Premises: (1) any material liability for response or corrective action, natural resource damage or other harm pursuant to CERCLA, RCRA or any comparable state law; (2) any material Environmental Claim; (3) any material violation of an Environmental Law or material release, threatened release or disposal of a Hazardous Material; (4) any restriction on the ownership, occupancy, use or transferability arising pursuant to any (x) release, threatened release or disposal of a Hazardous Substance or (y) Environmental Law; or (5) any environmental, natural resource, health or safety condition, which could reasonably be expected to have a Material Adverse Effect; (viii) conduct at its expense any investigation, study, sampling, testing, abatement, cleanup, removal, remediation or other response action necessary to remove, remediate, clean up or abate any material release, threatened release or disposal of a Hazardous Material as required by any applicable Environmental Law, (ix) abide by and observe any restrictions on the use of the Premises imposed by any governmental authority as set forth in a deed or other instrument affecting the Parent's, the Borrower's or any Subsidiary's interest therein; (x) promptly provide or otherwise make available to the Administrative Agent any reasonably requested environmental record concerning the Premises which the Parent, the Borrower or any Subsidiary possesses or can reasonably obtain; and (xi) perform, satisfy, and implement any operation or maintenance actions required by any governmental authority or Environmental Law, or included in any no further action letter or covenant not to sue issued by any governmental authority under any Environmental Law.

     Section 8.15. Burdensome Contracts with Affiliates. The Parent shall not, nor shall it permit the Borrower or any other Subsidiary to, enter into any contract, agreement or business arrangement with any of its Affiliates (other than with the Borrower or Wholly-owned Subsidiaries which are Domestic Subsidiaries) on terms and conditions which are less favorable to the Parent, the Borrower or such Subsidiary than would be usual and customary in similar contracts, agreements or business arrangements between Persons not affiliated with each other, other than any such contracts, agreements or business arrangements with Foreign Subsidiaries entered into in the ordinary course of business on terms and conditions substantially similar to similar contracts, agreements or business arrangements entered into prior to the Closing Date.

     Section 8.16. No Changes in Fiscal Year. The fiscal year of the Parent, the Borrower and the Subsidiaries ends on September 30 of each year; and the Parent shall not, nor shall it permit the Borrower or any Subsidiary to, change its fiscal year from its present basis.

     Section 8.17. Formation of Subsidiaries. Promptly upon the formation or acquisition of any Subsidiary, the Parent shall provide the Administrative Agent and the Lenders notice thereof and timely comply with the requirements of
Section 4 hereof (at which time Schedule 6.2 shall be deemed amended to include reference to such Subsidiary).

     Section 8.18. Change in the Nature of Business. The Parent shall not, nor shall it permit the Borrower or any other Subsidiary to, engage in any business or activity if as a result the general nature of the business of the Parent, the Borrower or any Subsidiary would be changed in any material respect from the general nature of the business engaged in by it as of the Closing Date.

     Section 8.19. Use of Loan Proceeds. The Borrower shall use the credit extended under this Agreement solely for the purposes set forth in, or otherwise permitted by, Section 6.4 hereof.

     Section 8.20. No Restrictions. Except as provided herein, the Parent shall not, nor shall it permit the Borrower or any other Subsidiary to, directly or indirectly create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of the Parent, the Borrower or any Subsidiary to: (a) pay dividends or make any other distribution on the Borrower's or any Subsidiary's capital stock or other equity interests owned by the Parent, the Borrower or any other Subsidiary, (b) pay any indebtedness owed to the Parent, the Borrower or any other Subsidiary, (c) make loans or advances to the Parent, the Borrower or any other Subsidiary, (d) transfer any of its Property to the Parent, the Borrower or any other Subsidiary or (e) guarantee the Obligations and/or grant Liens on its assets to the Administrative Agent as required by the Loan Documents.

     Section 8.21. Total Funded Debt to EBITDA Ratio. As of the last day of each fiscal quarter of the Parent ending during the periods set forth below, the Parent shall not permit the Total Funded Debt to EBITDA Ratio to be greater than the following:

                                                          TOTAL FUNDED DEBT TO
                                                           EBITDA RATIO SHALL
 FROM AND INCLUDING             TO AND INCLUDING           NOT BE GREATER THAN:

   the date hereof                   6/30/02                   2.75 to 1.0

       7/1/02                        6/30/03                    2.5 to 1.0

       7/1/03              and at all times thereafter          2.0 to 1.0

     Section 8.22. Net Worth. The Parent shall, at all times during the term of this Agreement, maintain Net Worth of the Parent and the Subsidiaries determined on a consolidated basis in an amount not less than the sum of (a) $16,500,000 plus (b) 50% of Net Income (without deduction for losses) for each fiscal quarter of the Parent commencing with the fiscal quarter ending March 31, 2002.

     Section 8.23. Fixed Charge Coverage Ratio. As of the last day of each fiscal quarter of the Parent, the Parent shall maintain a ratio of (a) EBITDA for the four fiscal quarters of the Parent then ended, less Capital Expenditures for the Parent and the Subsidiaries on a consolidated basis for such four fiscal quarters, to (b) Fixed Charges for the same four fiscal quarters then ended of not less than the following:

                                                          FIXED CHARGE COVERAGE
                                                            RATIO SHALL NOT BE
FROM AND INCLUDING           TO AND INCLUDING                   LESS THAN:

  the date hereof                 6/30/02                       1.5 to 1.0

      7/1/02                      6/30/03                      1.75 to 1.0

      7/1/03                      6/30/04                       2.0 to 1.0

      7/1/04            and at all times thereafter            2.25 to 1.0

provided that, for the purposes of calculating rolling four-quarter EBITDA for the five fiscal quarters of the Parent ending on September 30, 2001, December 31, 2001, March 31, 2002, June 30, 2002 and September 30, 2002, EBITDA
attributable to the Delphax Assets for the fiscal quarters ending on December 31, 2000, March 31, 2001, June 30, 2001, September 30, 2001 and December 31,
2001 is deemed by the parties hereto to be $1,400,000 per fiscal quarter.

      Section 8.24. Operating Leases. The Parent shall not, nor shall it permit any Subsidiary to, acquire the use or possession of any Property under a lease or similar arrangement, whether or not the Parent, the Borrower or any Subsidiary has the express or implied right to acquire title to or purchase such Property, at any time if, after giving effect thereto, the aggregate amount of fixed rentals and other consideration payable by the Parent, the Borrower and the Subsidiaries under all such leases and similar arrangements would exceed $2,500,000 (or the equivalent thereof in another currency) during any fiscal year of the Parent. Capital Leases shall not be included in computing compliance with this Section to the extent the Parent's, the Borrower's and the Subsidiaries' liability in respect of the same is permitted by Section 8.7 hereof.

      Section 8.25. Interest Rate Protection. Not later than the Closing
Date, the Borrower will hedge its interest rate risk on at least $5,000,000 of the principal amount of the Revolving Loans outstanding through the use of an interest rate cap with the foregoing to effectively limit the amount of interest that the Borrower must pay on notional amounts of not less than such portion of the Revolving Loans to not more than a rate acceptable to the Administrative Agent in its discretion for a period ending no earlier than 5 calendar years after the Closing Date and to be with the Lenders, their respective Affiliates or with other parties reasonably acceptable to the Administrative Agent.

SECTION 9.           EVENTS OF DEFAULT AND REMEDIES.

      Section 9.1. Events of Default. Any one or more of the following shall constitute an "Event of Default" hereunder:

                  (a) default in the payment when due of all or any part of the principal of or for a period of 2 Business Days in payment of interest on any Note (whether at the stated maturity thereof or at any other time provided for in this Agreement) or of any Reimbursement Obligation or of any fee or other Obligation payable hereunder or under any other Loan Document;

                  (b) default in the observance or performance of any covenant set forth in Sections 8.1, 8.5, 8.7, 8.8, 8.9, 8.10, 8.11, 8.12, 8.16,
         8.19, 8.21, 8.22, 8.23 or 8.24 hereof or of any provision in any Loan Document dealing with the use, disposition or remittance of the proceeds of Collateral or requiring the maintenance of insurance thereon;

                  (c) default in the observance or performance of any other provision hereof or of any other Loan Document which is not remedied within 30 days after the earlier of (i) the date on which such failure shall first become known to any officer of the Parent or the Borrower or (ii) written notice thereof is given to the Parent or the Borrower by the Administrative Agent;

                  (d) any representation or warranty made herein or in any other Loan Document or in any certificate furnished to the Administrative Agent or the Lenders pursuant hereto or thereto or in connection with any transaction contemplated hereby or thereby proves untrue in any material respect as of the date of the issuance or making or deemed making thereof;

                  (e) any event occurs or condition exists (other than those described in subsections (a) through (d) above) which is specified as an event of default under any of the other Loan Documents, or any of the Loan Documents shall for any reason not be or shall cease to be in full force and effect or is declared to be null and void, or any of the Collateral Documents shall for any reason fail to create a valid and perfected first priority Lien in favor of the Administrative Agent in any Collateral purported to be covered thereby except as expressly permitted by the terms thereof, or any Subsidiary takes any action for the purpose of terminating, repudiating or rescinding any Loan Document executed by it or any of its obligations thereunder;

                  (f) default shall occur under any Indebtedness for Borrowed Money issued, assumed or guaranteed by the Parent, the Borrower or any Subsidiary aggregating in excess of $500,000 (or the equivalent thereof in another currency), or under any indenture, agreement or other instrument under which the same may be issued, and such default shall continue for a period of time sufficient to permit the acceleration of the maturity of any such Indebtedness for Borrowed Money (whether or not such maturity is in fact accelerated), or any such Indebtedness for Borrowed Money shall not be paid when due (whether by demand, lapse of time, acceleration or otherwise);

                  (g) any judgment or judgments, writ or writs or warrant or warrants of attachment, or any similar process or processes, shall be entered or filed against the Parent, the Borrower or any Subsidiary, or against any of their Property, in an aggregate amount in excess of $250,000 (or the equivalent thereof in another currency) (except to the extent fully covered by insurance pursuant to which the insurer has accepted liability therefor in writing), and which remains undischarged, unvacated, unbonded, or unstayed for a period of 30 days;

                  (h) the Parent, the Borrower or any Subsidiary, or any member of its Controlled Group, shall fail to pay when due an amount or amounts aggregating in excess of $250,000 which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA or to or in respect of a Canadian Benefit Plan in accordance with its terms or in accordance with applicable law; or notice of intent to terminate a Plan or Plans having aggregate Unfunded Vested Liabilities (or, in the case of a Canadian Benefit Plan, unfunded solvency liabilities) in excess of $250,000 or the equivalent in Canadian Dollars (collectively, a "Material Plan") shall be filed under Title IV of ERISA (or, in the case of a Canadian Benefit Plan, filed with the applicable government or regulatory authority having jurisdiction over the Canadian Benefit
         Plan) by the Parent, the Borrower or any Subsidiary, or any other member of its Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA or under any applicable Canadian law to terminate or to cause a trustee to be appointed to administer any Material Plan or a proceeding shall be instituted by a fiduciary of any Material Plan against the Parent, the Borrower or any Subsidiary, or any member of its Controlled Group, to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC or any Canadian regulatory authority would be entitled to obtain a decree adjudicating that any Material Plan must be terminated;

                  (i) any Change of Control shall occur;

                  (j) the Parent, the Borrower or any Subsidiary shall (i) have entered involuntarily against it an order for relief under the United States Bankruptcy Code, as amended, or the bankruptcy laws of Canada as in effect from time to time, (ii) not pay, or admit in writing its inability to pay, its debts generally as they become due, (iii) make an assignment for the benefit of creditors, (iv) apply for, seek, consent to or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any substantial part of its Property, (v) institute any proceeding seeking to have entered against it an order for relief under the United States Bankruptcy Code, as amended, or the bankruptcy laws of Canada as in effect from time to time, to adjudicate it insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (vi) take any corporate action in furtherance of any matter described in parts (i) through (v) above, or (vii) fail to contest in good faith any appointment or proceeding described in Section 9.1(k) hereof; or

                  (k) a custodian, receiver, trustee, examiner, liquidator or similar official shall be appointed for the Parent, the Borrower or any Subsidiary, or any substantial part of any of its Property, or a proceeding described in Section 9.1(j)(v) shall be instituted against the Parent, the Borrower or any Subsidiary, and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 60 days.

      Section 9.2. Non-Bankruptcy Defaults. When any Event of Default other than those described in subsection (j) or (k) of Section 9.1 hereof has occurred and is continuing, the Administrative Agent shall, by written notice to the
Borrower: (a) if so directed by the Required Lenders, terminate the remaining Commitments and all other obligations of the Lenders hereunder on the date stated in such notice (which may be the date thereof); (b) if so directed by the Required Lenders, declare the principal of and the accrued interest on all outstanding Notes to be forthwith due and payable and thereupon all outstanding Notes, including both principal and interest thereon, shall be and become immediately due and payable together with all other amounts payable under the Loan Documents without further demand, presentment, protest or notice of any kind; and (c) if so directed by the Required Lenders, demand that the Borrower immediately pay to the Administrative Agent the full amount then available for drawing under each or any Letter of Credit, and the Borrower agrees to immediately make such payment and acknowledges and agrees that the Lenders would not have an adequate remedy at law for failure by the Borrower to honor any such demand and that the Administrative Agent, for the benefit of the Lenders, shall have the right to require the Borrower to specifically perform such undertaking whether or not any drawings or other demands for payment have been made under any Letter of Credit. The Administrative Agent, after giving notice to the Borrower pursuant to Section 9.1(c) or this Section 9.2, shall also promptly send a copy of such notice to the other Lenders, but the failure to do so shall not impair or annul the effect of such notice.

      Section 9.3. Bankruptcy Defaults. When any Event of Default described in subsections (j) or (k) of Section 9.1 hereof has occurred and is continuing, then all outstanding Notes shall immediately become due and payable together with all other amounts payable under the Loan Documents without presentment, demand, protest or notice of any kind, the obligation of the Lenders to extend further credit pursuant to any of the terms hereof shall immediately terminate and the Borrower shall immediately pay to the Administrative Agent the full amount then available for drawing under all outstanding Letters of Credit, the Borrower acknowledging and agreeing that the Lenders would not have an adequate remedy at law for failure by the Borrower to honor any such demand and that the Lenders, and the Administrative Agent on their behalf, shall have the right to require the Borrower to specifically perform such undertaking whether or not any draws or other demands for payment have been made under any of the Letters of Credit.

      Section 9.4. Collateral for Undrawn Letters of Credit. (a) If the prepayment of the amount available for drawing under any or all outstanding Letters of Credit is required under Section 1.9(b) or under Section 9.2 or 9.3 above, the Borrower shall forthwith pay the amount required to be so prepaid, to be held by the Administrative Agent as provided in subsection (b) below.

         (b) All amounts prepaid pursuant to subsection (a) above shall be held by the Administrative Agent in one or more separate collateral accounts (each such account, and the credit balances, properties, and any investments from time to time held therein, and any substitutions for such account, any certificate of deposit or other instrument evidencing any of the foregoing and all proceeds of and earnings on any of the foregoing being collectively called the "Collateral Account") as security for, and for application by the Administrative Agent (to the extent available) to, the reimbursement of any payment under any Letter of Credit then or thereafter made by the Administrative Agent, and to the payment of the unpaid balance of any other Obligations. The Collateral Account shall be held in the name of and subject to the exclusive dominion and control of the Administrative Agent for the benefit of the Administrative Agent, the Lenders, and the L/C Issuer. If and when requested by the Borrower, the Administrative Agent shall invest funds held in the Collateral Account from time to time in direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America with a remaining maturity of one year or less, provided that the Administrative Agent is irrevocably authorized to sell investments held in the Collateral Account when and as required to make payments out of the Collateral Account for application to amounts due and owing from the Borrower to the L/C Issuer, the Administrative Agent or the Lenders; provided, however, that if (i) the Borrower shall have made payment of all such obligations referred to in subsection (a) above, (ii) all relevant preference or other disgorgement periods relating to the receipt of such payments have passed, and (iii) no Letters of Credit, Commitments, Loans or other Obligations remain outstanding hereunder, then the Administrative Agent shall release to the Borrower any remaining amounts held in the Collateral Account.

      Section 9.5. Notice of Default. The Administrative Agent shall give notice to the Borrower under Section 9.1(c) hereof promptly upon being requested to do so by any Lender and shall thereupon notify all the Lenders thereof.

      Section 9.6. Expenses. The Borrower agrees to pay to the Administrative Agent and each Lender, and any other holder of any Note outstanding hereunder, all costs and expenses reasonably incurred or paid by the Administrative Agent and such Lender or any such holder, including reasonable attorneys' fees and court costs, in connection with any Default or Event of Default by the Borrower hereunder or in connection with the enforcement of any of the Loan Documents following a Default or an Event of Default (including all such costs and expenses incurred in connection with any proceeding under the United States Bankruptcy Code or the bankruptcy laws of Canada involving the Parent, the Borrower or any Subsidiary as a debtor thereunder).

SECTION 10.          CHANGE IN CIRCUMSTANCES.

     Section 10.1. Change of Law. Notwithstanding any other provisions of this Agreement or any Note, if at any time any change in applicable law or regulation or in the interpretation thereof makes it unlawful for any Lender to make or continue to maintain any Eurodollar Loans or to perform its obligations as contemplated hereby, such Lender shall promptly give notice thereof to the Borrower and such Lender's obligations to make or maintain Eurodollar Loans under this Agreement shall be suspended until it is no longer unlawful for such Lender to make or maintain Eurodollar Loans. The Borrower shall prepay on demand the outstanding principal amount of any such affected Eurodollar Loans, together with all interest accrued thereon and all other amounts then due and payable to such Lender under this Agreement; provided, however, subject to all of the terms and conditions of this Agreement, the Borrower may then elect to borrow the principal amount of the affected Eurodollar Loans from such Lender by means of Base Rate Loans from such Lender, which Base Rate Loans shall not be made ratably by the Lenders but only from such affected Lender.

     Section 10.2. Unavailability of Deposits or Inability to Ascertain, or Inadequacy of, LIBOR. If on or prior to the first day of any Interest Period for any Borrowing of Eurodollar Loans:

                  (a) the Administrative Agent determines that deposits in U.S. Dollars (in the applicable amounts) are not being offered to it in the interbank eurodollar market for such Interest Period, or that by reason of circumstances affecting the interbank eurodollar market adequate and reasonable means do not exist for ascertaining the applicable LIBOR, or

                  (b) the Required Lenders advise the Administrative Agent that
         (i) LIBOR as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Lenders of funding their Eurodollar Loans for such Interest Period or (ii) that the making or funding of Eurodollar Loans become impracticable, then the Administrative Agent shall forthwith give notice thereof to the Borrower and the Lenders, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Lenders to make Eurodollar Loans shall be suspended.

     Section 10.3. Increased Cost and Reduced Return. (a) If, on or after the date hereof, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

                  (i) shall subject any Lender (or its Lending Office) to any tax, duty or other charge with respect to its Eurodollar Loans or Fixed Rate Loan, its Notes, its Letter(s) of Credit, or its participation in any thereof, any Reimbursement Obligations owed to it or its obligation to make Eurodollar Loans or the Fixed Rate Loan, issue a Letter of Credit, or to participate therein, or shall change the basis of taxation of payments to any Lender (or its Lending Office) of the principal of or interest on its Eurodollar Loans or Fixed Rate Loan, Letter(s) of Credit, or participations therein or any other amounts due under this Agreement or any other Loan Document in respect of its Eurodollar Loans or Fixed Rate Loan, Letter(s) of Credit, any participation therein, any Reimbursement Obligations owed to it, or its obligation to make Eurodollar Loans or the Fixed Rate Loan, or issue a Letter of Credit, or acquire participations therein (except for changes in the rate of tax on the overall net income of such Lender or its Lending Office imposed by the jurisdiction in which such Lender's principal executive office or Lending Office is located); or

                  (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Eurodollar Loans any such requirement included in an applicable Eurodollar Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, any Lender (or its Lending Office) or shall impose on any Lender (or its Lending Office) or on the interbank market any other condition affecting its Eurodollar Loans or Fixed Rate Loan, its Notes, its Letter(s) of Credit, or its participation in any thereof, any Reimbursement Obligation owed to it, or its obligation to make Eurodollar Loans or the Fixed Rate Loan, or to issue a Letter of Credit, or to participate therein;

and the result of any of the foregoing is to increase the cost to such Lender (or its Lending Office) of making or maintaining any Eurodollar Loan or Fixed Rate Loan, issuing or maintaining a Letter of Credit, or participating therein, or to reduce the amount of any sum received or receivable by such Lender (or its Lending Office) under this Agreement or under any other Loan Document with respect thereto, by an amount deemed by such Lender to be material, then, within 15 days after demand by such Lender (with a copy to the Administrative Agent), the Borrower shall be obligated to pay to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction.

         (b) If, after the date hereof, any Lender or the Administrative Agent shall have determined that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Lending Office) or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has had the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, within 15 days after demand by such Lender (with a copy to the Administrative Agent), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

         (c) A certificate of a Lender claiming compensation under this Section
10.3 and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive if reasonably determined. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

      Section 10.4. Lending Offices. Each Lender may, at its option, elect to make its Loans hereunder at the branch, office or affiliate specified on the appropriate signature page hereof (each a "Lending Office") for each type of Loan available hereunder or at such other of its branches, offices or affiliates as it may from time to time elect and designate in a written notice to the Borrower and the Administrative Agent.

      Section 10.5. Discretion of Lender as to Manner of Funding. Notwithstanding any other provision of this Agreement, each Lender shall be entitled to fund and maintain its funding of all or any part of its Loans in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder with respect to Eurodollar Loans shall be made as if each Lender had actually funded and maintained each Eurodollar Loan through the purchase of deposits in the interbank eurodollar market having a maturity corresponding to such Loan's Interest Period, and bearing an interest rate equal to LIBOR for such Interest Period.

SECTION 11.   THE ADMINISTRATIVE AGENT.

     Section 11.1. Appointment and Authorization of Administrative Agent.
Each Lender hereby appoints Harris Trust and Savings Bank as the Administrative Agent under the Loan Documents and hereby authorizes the Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto. The Lenders expressly agree that the Administrative Agent is not acting as a fiduciary of the Lenders in respect of the Loan Documents, the Parent, the Borrower or otherwise, and nothing herein or in any of the other Loan Documents shall result in any duties or obligations on the Administrative Agent or any of the Lenders except as expressly set forth herein.

     Section 11.2. Administrative Agent and Its Affiliates. The Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any other Lender and may exercise or refrain from exercising such rights and power as though it were not the Administrative Agent, and the Administrative Agent and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Affiliate of the Borrower as if it were not the Administrative Agent under the Loan Documents. The term "Lender" as used herein and in all other Loan Documents, unless the context otherwise clearly requires, includes the Administrative Agent in its individual capacity as a Lender. References in Section 1 hereof to the Administrative Agent's Loans, or to the amount owing to the Administrative Agent for which an interest rate is being determined, refer to the Administrative Agent in its individual capacity as a Lender.

     Section 11.3. Action by Administrative Agent. If the Administrative
Agent receives from the Parent or the Borrower a written notice of an Event of Default pursuant to Section 8.5 hereof, the Administrative Agent shall promptly give each of the Lenders written notice thereof. The obligations of the Administrative Agent under the Loan Documents are only those expressly set forth therein. Without limiting the generality of the foregoing, the Administrative Agent shall not be required to take any action hereunder with respect to any Default or Event of Default, except as expressly provided in Sections 9.2 and
9.5. Upon the occurrence of an Event of Default, the Administrative Agent shall take such action to enforce its Lien on the Collateral and to preserve and protect the Collateral as may be directed by the Required Lenders. Unless and until the Required Lenders give such direction, the Administrative Agent may (but shall not be obligated to) take or refrain from taking such actions as it deems appropriate and in the best interest of all the Lenders. In no event, however, shall the Administrative Agent be required to take any action in violation of applicable law or of any provision of any Loan Document, and the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder or under any other Loan Document unless it first receives any further assurances of its indemnification from the Lenders that it may require, including prepayment of any related expenses and any other protection it requires against any and all costs, expense, and liability which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall be entitled to assume that no Default or Event of Default exists unless notified in writing to the contrary by a Lender or the Borrower. In all cases in which the Loan Documents do not require the Administrative Agent to take specific action, the Administrative Agent shall be fully justified in using its discretion in failing to take or in taking any action thereunder. Any instructions of the Required Lenders, or of any other group of Lenders called for under the specific provisions of the Loan Documents, shall be binding upon all the Lenders and the holders of the Obligations.

     Section 11.4. Consultation with Experts. The Administrative Agent may consult with legal counsel, independent public accountants, and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

     Section 11.5. Liability of Administrative Agent; Credit Decision.
Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection with the Loan Documents: (i) with the consent or at the request of the Required Lenders or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify: (i) any statement, warranty or representation made in connection with this Agreement, any other Loan Document or any Credit Event;
(ii) the performance or observance of any of the covenants or agreements of the Parent, the Borrower or any Subsidiary contained herein or in any other Loan Document; (iii) the satisfaction of any condition specified in Section 7 hereof, except receipt of items required to be delivered to the Administrative Agent; or
(iv) the validity, effectiveness, genuineness, enforceability, perfection, value, worth or collectibility hereof or of any other Loan Document or of any other documents or writing furnished in connection with any Loan Document or of any Collateral; and the Administrative Agent makes no representation of any kind or character with respect to any such matter mentioned in this sentence. The Administrative Agent may execute any of its duties under any of the Loan Documents by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, the Parent, the Borrower, or any other Person for the default or misconduct of any such agents or attorneys-in-fact selected with reasonable care. The Administrative Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, other document or statement (whether written or oral) believed by it to be genuine or to be sent by the proper party or parties. In particular and without limiting any of the foregoing, the Administrative Agent shall have no responsibility for confirming the accuracy of any compliance certificate or other document or instrument received by it under the Loan Documents. The Administrative Agent may treat the payee of any Note as the holder thereof until written notice of transfer shall have been filed with the Administrative Agent signed by such payee in form satisfactory to the Administrative Agent. Each Lender acknowledges that it has independently and without reliance on the Administrative Agent or any other Lender, and based upon such information, investigations and inquiries as it deems appropriate, made its own credit analysis and decision to extend credit to the Borrower in the manner set forth in the Loan Documents. It shall be the responsibility of each Lender to keep itself informed as to the creditworthiness of the Parent, the Borrower and the Subsidiaries, and the Administrative Agent shall have no liability to any Lender with respect thereto.

     Section 11.6. Indemnity. The Lenders shall ratably, in accordance with their respective Percentages, indemnify and hold the Administrative Agent, and its directors, officers, employees, agents, and representatives harmless from and against any liabilities, losses, costs or expenses suffered or incurred by it under any Loan Document or in connection with the transactions contemplated thereby, regardless of when asserted or arising, except to the extent they are promptly reimbursed for the same by the Borrower and except to the extent that any event giving rise to a claim was caused by the gross negligence or willful misconduct of the party seeking to be indemnified. The obligations of the Lenders under this Section shall survive termination of this Agreement. The Administrative Agent shall be entitled to offset amounts received for the account of a Lender under this Agreement against unpaid amounts due from such Lender to the Administrative Agent hereunder (whether as fundings of participations, indemnities or otherwise), but shall not be entitled to offset against amounts owed to the Administrative Agent by any Lender arising outside of this Agreement and the other Loan Documents.

     Section 11.7. Resignation of Administrative Agent and Successor Administrative Agent. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower. Upon any such resignation of the Administrative Agent, the Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which may be any Lender hereunder or any commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $200,000,000. Upon the acceptance of its appointment as the Administrative Agent hereunder, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent under the Loan Documents, and the retiring Administrative Agent shall be discharged from its duties and obligations thereunder. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Section 11 and all protective provisions of the other Loan Documents shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent, but no successor Administrative Agent shall in any event be liable or responsible for any actions of its predecessor. If the Administrative Agent resigns and no successor is appointed, the rights and obligations of such Administrative Agent shall be automatically assumed by the Required Lenders and (i) the Borrower shall be directed to make all payments due each Lender hereunder directly to such Lender and (ii) the Administrative Agent's rights in the Collateral Documents shall be assigned without representation, recourse or warranty to the Lenders as their interests may appear.

     Section 11.8. L/C Issuer. The L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith. The L/C Issuer shall have all of the benefits and immunities (i) provided to the Administrative Agent in this Section 11 with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the Applications pertaining to such Letters of Credit as fully as if the term "Administrative Agent", as used in this Section 11, included L/C Issuer with respect to such acts or omissions and (ii) as additionally provided in this Agreement with respect to such L/C Issuer.

     Section 11.9. Hedging Liability and ACH and Overdraft Liability Arrangements. By virtue of a Lender's execution of this Agreement or an assignment agreement pursuant to Section 13.12 hereof, as the case may be, any Affiliate of such Lender with whom the Parent, the Borrower or any Subsidiary has entered into an agreement creating Hedging Liability or ACH and Overdraft Liability shall be deemed a Lender party hereto for purposes of any reference in a Loan Document to the parties for whom the Administrative Agent is acting, it being understood and agreed that the rights and benefits of such Affiliate under the Loan Documents consist exclusively of such Affiliate's right to share in payments and collections out of the Collateral and the Guaranties as more fully set forth in Section 3.1 hereof. In connection with any such distribution of payments and collections, the Agent shall be entitled to assume no amounts are due to any Lender or its Affiliate with respect to Hedging Liability or ACH and Overdraft Liability unless such Lender or its Affiliate has notified the Agent in writing of the amount of any such liability owed to it prior to such distribution.

     Section 11.10. Designation of Additional Agents. The Administrative Agent shall have the continuing right, for purposes hereof, at any time and from time to time to designate one or more of the Lenders (and/or its or their Affiliates) as "syndication agents," "documentation agents," "arrangers," or other designations for purposes hereto, but such designation shall have no substantive effect, and such Lenders and their Affiliates shall have no additional powers, duties, or responsibilities as a result thereof.

SECTION 12.    THE GUARANTEES.

     Section 12.1. The Guarantees. To induce the Lenders to provide the credits described herein and in consideration of benefits expected to accrue to the Borrower by reason of the Commitments and for other good and valuable consideration, receipt of which is hereby acknowledged, the Borrower, the Parent, each Subsidiary of the Borrower and each subsidiary of the Parent (individually a "Guarantor" and collectively the "Guarantors," including Subsidiaries of the Borrower or subsidiaries of the Parent formed or acquired after the date hereof executing an Additional Guarantor Supplement in the form attached hereto as Exhibit H or such other form acceptable to the Administrative Agent, but excluding Foreign Subsidiaries) hereby unconditionally and irrevocably guarantees to the Administrative Agent, the Lenders, and their Affiliates, and each other holder of any of the Obligations, (x) the due and punctual payment of all present and future Obligations evidenced by or arising out of the Loan Documents, including, but not limited to, the due and punctual payment of principal of and interest on the Notes, the Reimbursement Obligations, and the due and punctual payment of all other Obligations now or hereafter owed by the Borrower or any Subsidiary under the Loan Documents, and
(y) the due and punctual payment of all present and future Hedging Liability and ACH and Overdraft Liability as and when the same shall become due and payable, whether at stated maturity, by acceleration, or otherwise, according to the terms hereof and thereof, provided that the Borrower shall not be understood to be a Guarantor of any Obligations or Hedging Liability or ACH and Overdraft Liability with respect to which it is the primary obligor. In case of failure by the Borrower or any Subsidiary to timely pay any Obligations or other amounts guaranteed hereby, each Guarantor hereby unconditionally agrees to make such payment or to cause such payment to be timely made as and when the same shall become due and payable, whether at stated maturity, by acceleration, or otherwise, and as if such payment were made by the Borrower or such Subsidiary, as the case may be.

     Section 12.2. Guarantee Unconditional. The obligations of each Guarantor under this Section 12 shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged, or otherwise affected by:

                  (a) any extension, renewal, settlement, compromise, waiver, or release in respect of any obligation of the Borrower or of any other guarantor under this Agreement or any other Loan Document or by operation of law or otherwise;

                  (b) any modification or amendment of or supplement to this Agreement or any other Loan Document;

                  (c) any change in the corporate existence, structure, or ownership of, or any insolvency, bankruptcy, reorganization, or other similar proceeding affecting, the Borrower, any other guarantor, or any of their respective assets, or any resulting release or discharge of any obligation of the Borrower or of any other guarantor contained in any Loan Document;

                  (d) the existence of any claim, set-off, or other rights which the Borrower or any other guarantor may have at any time against the Administrative Agent, any Lender, or any other Person, whether or not arising in connection herewith;

                  (e) any failure to assert, or any assertion of, any claim or demand or any exercise of, or failure to exercise, any rights or remedies against the Borrower, any other guarantor, or any other Person or Property;

                  (f) any application of any sums by whomsoever paid or howsoever realized to any obligation of the Borrower, regardless of what obligations of the Borrower remain unpaid;

                  (g) any invalidity or unenforceability relating to or against the Borrower or any other guarantor for any reason of this Agreement or of any other Loan Document or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower or any other guarantor of the principal of or interest on any Note or any Reimbursement Obligation, any Hedging Liability, any ACH and Overdraft Liability, or any other amount payable under the Loan Documents; or

                  (h) any other act or omission to act or delay of any kind by the Administrative Agent, any Lender, or any other Person or any other circumstance whatsoever that might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the obligations of any Guarantor under this Section 12.

     Section 12.3. Discharge Only upon Payment in Full; Reinstatement in Certain Circumstances. Each Guarantor's obligations under this Section 12 shall remain in full force and effect until the Commitments are terminated, all agreements giving rise to Hedging Liability and ACH and Overdraft Liability have terminated, all Letters of Credit have expired, and the principal of and interest on the Notes and all other amounts payable by the Borrower and the Guarantors under this Agreement and all other Loan Documents and all Hedging Liability and ACH and Overdraft Liability shall have been paid in full. If at any time any payment of the principal of or interest on any Note or any Reimbursement Obligation or any other amount payable by the Borrower under the Loan Documents or any Hedging Liability and ACH and Overdraft Liability is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy, or reorganization of the Borrower or of any guarantor, or otherwise, each Guarantor's obligations under this Section 12 with respect to such payment shall be reinstated at such time as though such payment had become due but had not been made at such time.

     Section 12.4. Subrogation. Each Guarantor agrees it will not exercise any rights which it may acquire by way of subrogation by any payment made hereunder, or otherwise, until all the Obligations, Hedging Liability and ACH and Overdraft Liability shall have been paid in full subsequent to the termination of all the Commitments and expiration of all Letters of Credit. If any amount shall be paid to a Guarantor on account of such subrogation rights at any time prior to the later of (x) the payment in full of the Obligations, Hedging Liability and ACH and Overdraft Liability and all other amounts payable by the Borrower hereunder and the other Loan Documents and (y) the termination of the Commitments and expiration of all Letters of Credit, such amount shall be held in trust for the benefit of the Administrative Agent and the Lenders and shall forthwith be paid to the Administrative Agent for the benefit of the Lenders or be credited and applied upon the Obligations, Hedging Liability and ACH and Overdraft Liability whether matured or unmatured, in accordance with the terms of this Agreement.

     Section 12.5. Waivers. Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest, and any notice not provided for herein, as well as any requirement that at any time any action be taken by the Administrative Agent, any Lender, or any other Person against the Borrower, another guarantor, or any other Person.

     Section 12.6. Limit on Recovery. Notwithstanding any other provision hereof, the right of recovery against each Guarantor under this Section 12 shall not exceed $1.00 less than the lowest amount which would render such Guarantor's obligations under this Section 12 void or voidable under applicable law, including, without limitation, fraudulent conveyance law.

     Section 12.7. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Borrower under this Agreement or any other Loan Document is stayed upon the insolvency, bankruptcy, or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of this Agreement or the other Loan Documents shall nonetheless be payable by the Guarantors hereunder forthwith on demand by the Administrative Agent made at the request of the Required Lenders.

SECTION 13.   MISCELLANEOUS.

     Section 13.1. Withholding Taxes.

         (a) Payments Free of Withholding. Except as otherwise required by law and subject to Section 13.1(b) hereof, each payment by the Borrower under this Agreement or the other Loan Documents shall be made without withholding for or on account of any present or future taxes (other than overall net income taxes on the recipient) imposed by or within the jurisdiction in which the Borrower is domiciled, any jurisdiction from which the Borrower makes any payment, or (in each case) any political subdivision or taxing authority thereof or therein. If any such withholding is so required, the Borrower shall make the withholding, pay the amount withheld to the appropriate governmental authority before penalties attach thereto or interest accrues thereon and forthwith pay such additional amount as may be necessary to ensure that the net amount actually received by each Lender and the Administrative Agent free and clear of such taxes (including such taxes on such additional amount) is equal to the amount which that Lender or the Administrative Agent (as the case may be) would have received had such withholding not been made. If the Administrative Agent or any Lender pays any amount in respect of any such taxes, penalties or interest, the Borrower shall reimburse the Administrative Agent or such Lender for that payment on demand in the currency in which such payment was made. If the Borrower pays any such taxes, penalties or interest, it shall deliver official tax receipts evidencing that payment or certified copies thereof to the Lender or Administrative Agent on whose account such withholding was made (with a copy to the Administrative Agent if not the recipient of the original) on or before the thirtieth day after payment.

         THE BORROWER ACKNOWLEDGES THAT PAYMENTS OF INTEREST HEREUNDER TO LENDERS DOMICILED IN THE UNITED STATES OF AMERICA WILL, UNDER THE LAWS OF CANADA IN EFFECT ON THE CLOSING DATE, REQUIRE WITHHOLDING AT THE STATUTORY RATE, AND THE BORROWER AGREES TO MAKE SUCH WITHHOLDING, PAY THE INCREASED INTEREST REQUIRED HEREUNDER TO SUCH LENDERS, AND DELIVER TO SUCH LENDERS TAX RECEIPTS AS HEREIN REQUIRED.

         (b) U.S. Withholding Tax Exemptions. Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall submit to the Borrower and the Administrative Agent on or before the date the initial Credit Event is made hereunder or, if later, the date such financial institution becomes a Lender hereunder, two duly completed and signed copies of
(i) either Form W-8 BEN (relating to such Lender and entitling it to a complete exemption from withholding under the Code on all amounts to be received by such Lender, including fees, pursuant to the Loan Documents and the Obligations) or Form W-8 ECI (relating to all amounts to be received by such Lender, including fees, pursuant to the Loan Documents and the Obligations) of the United States Internal Revenue Service or (ii) solely if such Lender is claiming exemption from United States withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a Form W-8 BEN, or any successor form prescribed by the Internal Revenue Service, and a certificate representing that such Lender is not a bank for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrower and is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code).

Thereafter and from time to time, each Lender shall submit to the Borrower and the Administrative Agent such additional duly completed and signed copies of one or the other of such Forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) and such other certificates as may be (i) requested by the Borrower in a written notice, directly or through the Administrative Agent, to such Lender and (ii) required under then-current United States law or regulations to avoid or reduce United States withholding taxes on payments in respect of all amounts to be received by such Lender, including fees, pursuant to the Loan Documents or the Obligations. Upon the request of the Borrower or the Administrative Agent, each Lender that is a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall submit to the Borrower and the Administrative Agent a certificate to the effect that it is such a United States person.

         (c) Inability of Lender to Submit Forms. If any Lender determines, as a result of any change in applicable law, regulation or treaty, or in any official application or interpretation thereof, that it is unable to submit to the Borrower or the Administrative Agent any form or certificate that such Lender is obligated to submit pursuant to subsection (b) of this Section 13.1 or that such Lender is required to withdraw or cancel any such form or certificate previously submitted or any such form or certificate otherwise becomes ineffective or inaccurate, such Lender shall promptly notify the Borrower and Administrative Agent of such fact and the Lender shall to that extent not be obligated to provide any such form or certificate and will be entitled to withdraw or cancel any affected form or certificate, as applicable.

     Section 13.2. No Waiver, Cumulative Remedies. No delay or failure on the part of the Administrative Agent or any Lender or on the part of the holder or holders of any of the Obligations in the exercise of any power or right under any Loan Document shall operate as a waiver thereof or as an acquiescence in any default, nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right. The rights and remedies hereunder of the Administrative Agent, the Lenders and of the holder or holders of any of the Obligations are cumulative to, and not exclusive of, any rights or remedies which any of them would otherwise have.

     Section 13.3. Non-Business Days. If any payment hereunder becomes due and payable on a day which is not a Business Day, the due date of such payment shall be extended to the next succeeding Business Day on which date such payment shall be due and payable. In the case of any payment of principal falling due on a day which is not a Business Day, interest on such principal amount shall continue to accrue during such extension at the rate per annum then in effect, which accrued amount shall be due and payable on the next scheduled date for the payment of interest.

     Section 13.4. Documentary Taxes. The Borrower agrees to pay on demand any documentary, stamp or similar taxes payable in respect of this Agreement or any other Loan Document, including interest and penalties, in the event any such taxes are assessed, irrespective of when such assessment is made and whether or not any credit is then in use or available hereunder.

     Section 13.5. Survival of Representations. All representations and warranties made herein or in any other Loan Document or in certificates given pursuant hereto or thereto shall survive the execution and delivery of this Agreement and the other Loan Documents, and shall continue in full force and effect with respect to the date as of which they were made as long as any credit is in use or available hereunder.

     Section 13.6. Survival of Indemnities. All indemnities and other provisions relative to reimbursement to the Lenders of amounts sufficient to protect the yield of the Lenders with respect to the Loans and Letters of Credit, including, but not limited to, Sections 1.12, 10.3 and 13.15 hereof, shall survive the termination of this Agreement and the other Loan Documents and the payment of the Obligations.

     Section 13.7. Sharing of Set-Off. Each Lender agrees with each other Lender a party hereto that if such Lender shall receive and retain any payment, whether by set-off or application of deposit balances or otherwise, on any of the Loans or Reimbursement Obligations in excess of its ratable share of payments on all such Obligations then outstanding to the Lenders, then such Lender shall purchase for cash at face value, but without recourse, ratably from each of the other Lenders such amount of the Loans or Reimbursement Obligations, or participations therein, held by each such other Lenders (or interest therein) as shall be necessary to cause such Lender to share such excess payment ratably with all the other Lenders; provided, however, that if any such purchase is made by any Lender, and if such excess payment or part thereof is thereafter recovered from such purchasing Lender, the related purchases from the other Lenders shall be rescinded ratably and the purchase price restored as to the portion of such excess payment so recovered, but without interest. For purposes of this Section, amounts owed to or recovered by the L/C Issuer in connection with Reimbursement Obligations in which Lenders have been required to fund their participation shall be treated as amounts owed to or recovered by the L/C Issuer as a Lender hereunder.

     Section 13.8. Notices. Except as otherwise specified herein, all notices hereunder and under the other Loan Documents shall be in writing (including, without limitation, notice by telecopy) and shall be given to the relevant party at its address or telecopier number set forth below, or such other address or telecopier number as such party may hereafter specify by notice to the Administrative Agent and the Borrower given by courier, by United States certified or registered mail, by telecopy or by other telecommunication device capable of creating a written record of such notice and its receipt. Notices under the Loan Documents to the Lenders and the Administrative Agent shall be addressed to their respective addresses or telecopier numbers set forth on the signature pages hereof, and either the Borrower or the Parent to:

                  Check Technology Corporation
                  12500 Whitewater Drive
                  Minnetonka, MN 55343-9420
                  Attention:  Robert M. Barniskis, Chief Financial Officer
                  Telephone:       (952) 939-9000 Ext. 208
                  Telecopy:        (952) 939-1151

Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section or on the signature pages hereof and a confirmation of such telecopy has been received by the sender, (ii) if given by mail, 5 days after such communication is deposited in the mail, certified or registered with return receipt requested, addressed as aforesaid or (iii) if given by any other means, when delivered at the addresses specified in this Section or on the signature pages hereof; provided that any notice given pursuant to Section 1 hereof shall be effective only upon receipt.

     Section 13.9. Counterparts. This Agreement may be executed in any number of counterparts, and by the different parties hereto on separate counterpart signature pages, and all such counterparts taken together shall be deemed to constitute one and the same instrument.

     Section 13.10. Successors and Assigns. This Agreement shall be binding upon the Parent and the Borrower and their respective successors and assigns, and shall inure to the benefit of the Administrative Agent and each of the Lenders and the benefit of their respective successors and assigns, including any subsequent holder of any of the Obligations. Neither the Borrower nor the Parent may assign any of its rights or obligations under any Loan Document without the written consent of all of the Lenders.

     Section 13.11. Participants. Each Lender shall have the right at its own cost to grant participations (to be evidenced by one or more agreements or certificates of participation) in the Loans made and Reimbursement Obligations and/or Commitments held by such Lender at any time and from time to time to one or more other Persons; provided that no such participation shall relieve any Lender of any of its obligations under this Agreement, and, provided, further that no such participant shall have any rights under this Agreement except as provided in this Section, and the Administrative Agent shall have no obligation or responsibility to such participant. Any agreement pursuant to which such participation is granted shall provide that the granting Lender shall retain the sole right and responsibility to enforce the obligations of the Borrower under this Agreement and the other Loan Documents including, without limitation, the right to approve any amendment, modification or waiver of any provision of the Loan Documents, except that such agreement may provide that such Lender will not agree to any modification, amendment or waiver of the Loan Documents that would reduce the amount of or postpone any fixed date for payment of any Obligation in which such participant has an interest. Any party to which such a participation has been granted shall have the benefits of Section 1.12 and Section 10.3 hereof. The Borrower authorizes each Lender to disclose to any participant or prospective participant under this Section any financial or other information pertaining to the Parent, the Borrower or any Subsidiary.

     Section 13.12. Assignments. (a) Each Lender shall have the right at any time, with the prior consent of the Administrative Agent and, so long as no Event of Default then exists, the Borrower (which consent of the Borrower shall not be unreasonably withheld and shall not be required for an assignment by a Lender to an Affiliate) to sell, assign, transfer or negotiate all or any part of its rights and obligations under the Loan Documents (including, without limitation, the indebtedness evidenced by the Notes then held by such assigning Lender, together with an equivalent percentage of its obligation to make Loans and participate in Letters of Credit) to one or more commercial banks or other financial institutions or investors, provided that, unless otherwise agreed to by the Administrative Agent, such assignment shall be of a fixed percentage (and not by its terms of varying percentage) of the assigning Lender's rights and obligations under the Loan Documents; provided, however, that in order to make any such assignment (i) unless the assigning Lender is assigning all of its Commitments, outstanding Loans and interests in Letters of Credit Obligations, the assigning Lender shall retain at least $5,000,000 in unused Commitments, outstanding Loans and interests in Letters of Credit, (ii) the assignee Lender shall have Commitments, outstanding Loans and interests in Letters of Credit of at least $5,000,000, (iii) each such assignment shall be evidenced by a written agreement (substantially in the form attached hereto as Exhibit G or in such other form acceptable to the Administrative Agent) executed by such assigning Lender, such assignee Lender or Lenders, the Administrative Agent and, if required as provided above, the Borrower, which agreement shall specify in each instance the portion of the Obligations which are to be assigned to the assignee Lender and the portion of the Commitments of the assigning Lender to be assumed by the assignee Lender, and (iv) the assigning Lender shall pay to the Administrative Agent a processing fee of $3,500 and any out-of-pocket attorneys' fees and expenses incurred by the Administrative Agent in connection with any such assignment agreement. Any such assignee shall become a Lender for all purposes hereunder to the extent of the rights and obligations under the Loan Documents it assumes and the assigning Lender shall be released from its obligations, and will have released its rights, under the Loan Documents to the extent of such assignment. The address for notices to such assignee Lender shall be as specified in the assignment agreement executed by it. Promptly upon the effectiveness of any such assignment agreement, the Borrower shall execute and deliver replacement Notes to the assignee Lender and the assigning Lender in the respective amounts of their Commitments (or assigned principal amounts, as applicable) after giving effect to the reduction occasioned by such assignment (all such Notes to constitute "Notes" for all purposes of the Loan Documents), and the assignee Lender shall thereafter surrender to the Borrower its old Notes. The Borrower authorizes each Lender to disclose to any purchaser or prospective purchaser of an interest in the Loans and interest in Letters of Credit owed to it or its Commitments under this Section any financial or other information pertaining to the Parent, the Borrower or any Subsidiary.

         (b) Any Lender may at any time pledge or grant a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any such pledge or grant to a Federal Reserve Bank, and this Section shall not apply to any such pledge or grant of a security interest; provided that no such pledge or grant of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or secured party for such Lender as a party hereto; provided further, however, the right of any such pledgee or grantee (other than any Federal Reserve Bank) to further transfer all or any portion of the rights pledged or granted to it, whether by means of foreclosure or otherwise, shall be at all times subject to the terms of this Agreement.

     Section 13.13. Amendments. Any provision of this Agreement or the other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by (a) the Borrower, (b) the Required Lenders, and (c) if the rights or duties of the Administrative Agent are affected thereby, the Administrative Agent; provided that:

                  (i) no amendment or waiver pursuant to this Section 13.13 shall (A) increase any Commitment of any Lender without the consent of such Lender or (B) reduce the amount of or postpone the date for any scheduled payment of any principal of or interest on any Loan or of any Reimbursement Obligation or of any fee payable hereunder without the consent of the Lender to which such payment is owing or which has committed to make such Loan or Letter of Credit (or participate therein) hereunder; and

                  (ii) no amendment or waiver pursuant to this Section 13.13 shall, unless signed by each Lender, increase the aggregate Commitments of the Lenders, change the definitions of Revolving Credit Termination Date or Required Lenders, change the provisions of this Section 13.13, release any material guarantor or any substantial part of the Collateral (except as otherwise provided for in the Loan Documents), or affect the number of Lenders required to take any action hereunder or under any other Loan Document.

     Section 13.14. Headings. Section headings used in this Agreement are for reference only and shall not affect the construction of this Agreement.

     Section 13.15. Costs and Expenses; Indemnification. (a) The Borrower agrees to pay all costs and expenses of the Administrative Agent in connection with the preparation, negotiation, syndication, and administration of the Loan Documents, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent, in connection with the preparation and execution of the Loan Documents, and any amendment, waiver or consent related thereto, whether or not the transactions contemplated herein are consummated, together with any fees and charges suffered or incurred by the Administrative Agent in connection with asset appraisals, collateral audits, collateral filing fees and lien searches. The Borrower further agrees to indemnify the Administrative Agent, each Lender, and their respective directors, officers, employees, attorneys, agents, financial advisors, and consultants against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all reasonable expenses of litigation or preparation therefor, whether or not the indemnified Person is a party thereto, or any settlement arrangement arising from or relating to any such litigation) which any of them may pay or incur arising out of or relating to any Loan Document or any of the transactions contemplated thereby or the direct or indirect application or proposed application of the proceeds of any Loan or Letter of Credit, other than those which arise from the gross negligence or willful misconduct of the party claiming indemnification. The Borrower, upon demand by the Administrative Agent or a Lender at any time, shall reimburse the Administrative Agent or such Lender for any legal or other expenses incurred in connection with investigating or defending against any of the foregoing (including any settlement costs relating to the foregoing) except if the same is directly due to the gross negligence or willful misconduct of the party to be indemnified. The obligations of the Borrower under this Section shall survive the termination of this Agreement.

         (b) The Borrower unconditionally agrees to forever indemnify, defend and hold harmless, and covenants not to sue for any claim for contribution against, the Administrative Agent and the Lenders for any damages, costs, loss or expense, including without limitation, response, remedial or removal costs, arising out of any of the following: (i) any presence, release, threatened release or disposal of any hazardous or toxic substance or petroleum by the Parent, the Borrower or any Subsidiary or otherwise occurring on or with respect to its Property (whether owned or leased), (ii) the operation or violation of any environmental law, whether federal, state, or local, and any regulations promulgated thereunder, by the Parent, the Borrower or any Subsidiary or otherwise occurring on or with respect to its Property (whether owned or leased), (iii) any claim for personal injury or property damage in connection with the Parent, the Borrower or any Subsidiary or otherwise occurring on or with respect to its Property (whether owned or leased), and (iv) the inaccuracy or breach of any environmental representation, warranty or covenant by the Parent, the Borrower or any Subsidiary made herein or in any other Loan Document evidencing or securing any Obligations or setting forth terms and conditions applicable thereto or otherwise relating thereto, except for damages arising from the willful misconduct or gross negligence of the party claiming indemnification. This indemnification shall survive the payment and satisfaction of all Obligations and the termination of this Agreement, and shall remain in force beyond the expiration of any applicable statute of limitations and payment or satisfaction in full of any single claim under this indemnification. This indemnification shall be binding upon the successors and assigns of the Borrower and shall inure to the benefit of Administrative Agent and the Lenders directors, officers, employees, agents, and collateral trustees, and their successors and assigns.

     Section 13.16. Set-off. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of any Event of Default, each Lender and each subsequent holder of any Obligation is hereby authorized by the Borrower at any time or from time to time, without notice to the Borrower or to any other Person, any such notice being hereby expressly waived, to set-off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts, and in whatever currency denominated) and any other indebtedness at any time held or owing by that Lender or that subsequent holder to or for the credit or the account of the Borrower, whether or not matured, against and on account of the Obligations of the Borrower to that Lender or that subsequent holder under the Loan Documents, including, but not limited to, all claims of any nature or description arising out of or connected with the Loan Documents, irrespective of whether or not (a) that Lender or that subsequent holder shall have made any demand hereunder or (b) the principal of or the interest on the Loans or Notes and other amounts due hereunder shall have become due and payable pursuant to Section 9 and although said obligations and liabilities, or any of them, may be contingent or unmatured.

     Section 13.17. Entire Agreement. The Loan Documents constitute the entire understanding of the parties thereto with respect to the subject matter thereof and any prior agreements, whether written or oral, with respect thereto are superseded hereby.

     Section 13.18. Governing Law. This Agreement and the other Loan Documents, and the rights and duties of the parties hereto, shall be construed and determined in accordance with the internal laws of the State of Illinois, United States of America.

     Section 13.19. Severability of Provisions. Any provision of any Loan Document which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. All rights, remedies and powers provided in this Agreement and the other Loan Documents may be exercised only to the extent that the exercise thereof does not violate any applicable mandatory provisions of law, and all the provisions of this Agreement and other Loan Documents are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement or the other Loan Documents invalid or unenforceable.

     Section 13.20. Excess Interest. (a) Notwithstanding any provision to the contrary contained herein or in any other Loan Document, no such provision shall require the payment or permit the collection of any amount of interest in excess of the maximum amount of interest permitted by applicable law to be charged for the use or detention, or the forbearance in the collection, of all or any portion of the Loans or other obligations outstanding under this Agreement or any other Loan Document ("Excess Interest"). If any Excess Interest is provided for, or is adjudicated to be provided for, herein or in any other Loan Document, then in such event (a) the provisions of this Section shall govern and control,
(b) neither the Borrower nor any guarantor or endorser shall be obligated to pay any Excess Interest, (c) any Excess Interest that the Administrative Agent or any Lender may have received hereunder shall, at the option of the Administrative Agent, be (i) applied as a credit against the then outstanding principal amount of Obligations hereunder and accrued and unpaid interest thereon (not to exceed the maximum amount permitted by applicable law), (ii) refunded to the Borrower, or (iii) any combination of the foregoing, (d) the interest rate payable hereunder or under any other Loan Document shall be automatically subject to reduction to the maximum lawful contract rate allowed under applicable usury laws (the "Maximum Rate"), and this Agreement and the other Loan Documents shall be deemed to have been, and shall be, reformed and modified to reflect such reduction in the relevant interest rate, and (e) neither the Borrower nor any guarantor or endorser shall have any action against the Administrative Agent or any Lender for any damages whatsoever arising out of the payment or collection of any Excess Interest. Notwithstanding the foregoing, if for any period of time interest on any of Borrower's Obligations is calculated at the Maximum Rate rather than the applicable rate under this Agreement, and thereafter such applicable rate becomes less than the maximum Rate, the rate of interest payable on the Borrower's Obligations shall remain at the Maximum Rate until the Lenders have received the amount of interest which such Lenders would have received during such period on the Borrower's Obligations had the rate of interest not been limited to the Maximum Rate during such period.

         (b) In furtherance of, and not by way of limitation of, the provisions of the foregoing Section 13.20(a), notwithstanding any provision to the contrary contained herein, in no event shall the aggregate "interest" (as defined in Section 347 of the Criminal Code, Revised Statutes of Canada, 1985, C.46 as the same may be amended, replaced or re-enacted from time to time) payable hereunder exceed the effective annual rate of interest on the "credit advanced" (as defined in that Section) hereunder lawfully permitted under that Section and, if any payment, collection or demand pursuant to this Agreement in respect of "interest" (as defined in that Section) is determined to be contrary to the provisions of that Section, such payment, collection or demand shall be deemed to have been made by mutual mistake of the Borrower and the applicable Lender or Lenders and the amount of such payment or collection shall be refunded to the Borrower. For purposes hereof, the effective annual rate of interest shall be determined in accordance with Canadian generally accepted actuarial practices and principles over the term of this Agreement advanced on the basis of annual compounding of the lawfully permitted rate of interest and, in the event of dispute, a certificate of a Fellow of the Canadian Institute of Actuaries appointed by the Agent will be conclusive for the purposes of such determination.

     Section 13.21. Construction. Nothing contained herein shall be deemed or construed to permit any act or omission which is prohibited by the terms of any Collateral Document, the covenants and agreements contained herein being in addition to and not in substitution for the covenants and agreements contained in the Collateral Documents.

     Section 13.22. Lender's Obligations Several. The obligations of the Lenders hereunder are several and not joint. Nothing contained in this Agreement and no action taken by the Lenders pursuant hereto shall be deemed to constitute the Lenders a partnership, association, joint venture or other entity.

     Section 13.23. Submission to Jurisdiction; Waiver of Jury Trial. The Borrower hereby submits to the nonexclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois State court sitting in the City of Chicago for purposes of all legal proceedings arising out of or relating to this Agreement, the other Loan Documents or the transactions contemplated hereby or thereby. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY.

     Section 13.24. Judgment Currency. The obligation of the Borrower hereunder to make payments to the Agent or any Lender in Dollars ("Other Currency") shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into Canadian dollars except to the extent that such tender or recovery shall result in the effective receipt by the Agent or such Lender of the full amount of Other Currency so payable hereunder. Accordingly, the obligation of the Borrower shall be enforceable as an alternative or additional cause of action for the purpose of recovery in Canadian dollars of the amount (if any) by which such effective receipt shall fall short of the full amount of Other Currency so payable hereunder and shall not be affected by any judgment being obtained for any other sums due hereunder.


                           [SIGNATURE PAGES TO FOLLOW]

         This Agreement is entered into between us for the uses and purposes hereinabove set forth as of the date first above written.

                                         CHECK TECHNOLOGY CANADA LTD.



                                         By
                                            Name________________________________
                                            Title_______________________________

                                         CHECK TECHNOLOGY CORPORATION,
                                            as Parent and as Guarantor



                                         By
                                            Name________________________________
                                            Title_______________________________

                                   "LENDERS"

Revolving Credit                   HARRIS TRUST AND SAVINGS BANK,
     Commitment   $15,000,000         in its individual capacity as a Lender,
                                      as L/C Issuer and as Administrative Agent
 Term Loan
      Commitment   $4,000,000

                                   By
                                      Name______________________________________
                                      Title_____________________________________

                                   Address:

                                   111 West Monroe Street
                                   Chicago, Illinois  60603
                                   Attention:   Andrew T. Claar, Vice President
                                   Telecopy:    (312) 293-5040
                                   Telephone:   (312) 461-3271

                                    EXHIBIT A


                            NOTICE OF PAYMENT REQUEST



                                     [Date]



[Name of Lender]
[Address]

Attention:

         Reference is made to the Credit Agreement, dated as of December 20, 2001 among Check Technology Canada Ltd., the Lenders party thereto, and Harris Trust and Savings Bank, as Administrative Agent (the "Credit Agreement"). Capitalized terms used herein and not defined herein have the meanings assigned to them in the Credit Agreement. [The Borrower has failed to pay its Reimbursement Obligation in the amount of $____________. Your Revolver Percentage of the unpaid Reimbursement Obligation is $_____________] or [__________________________ has been required to return a payment by the Borrower of a Reimbursement Obligation in the amount of $_______________. Your Revolver Percentage of the returned Reimbursement Obligation is $_______________.]

                                       Very truly yours,

                                       HARRIS TRUST AND SAVINGS BANK,
                                       as L/C Issuer



                                       By
                                          Name__________________________________
                                          Title_________________________________

                                    EXHIBIT B

                               NOTICE OF BORROWING

                                             Date:________________________, ____

To: Harris Trust and Savings Bank, as Administrative Agent for the Lenders parties to the Credit Agreement dated as of December 20, 2001 (as extended, renewed, amended or restated from time to time, the "Credit Agreement"), among Check Technology Canada Ltd., certain Lenders which are signatories thereto, and Harris Trust and Savings Bank, as Administrative Agent

Ladies and Gentlemen:

         The undersigned, Check Technology Canada Ltd. (the "Borrower"), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 1.6 of the Credit Agreement, of the Borrowing specified below:

                    1. The Business Day of the proposed Borrowing is ___________, ____.

                    2. The aggregate amount of the proposed Borrowing is $______________.

                    3. The Borrowing is being advanced under the [REVOLVING] [TERM] Credit.

                    4. The Borrowing is to be comprised of $___________ of [BASE RATE] [EURODOLLAR] Loans.

                   [5.     THE DURATION OF THE INTEREST PERIOD FOR THE
         EURODOLLAR  LOANS INCLUDED IN THE BORROWING SHALL BE ____________
         MONTHS.]

         The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

                    (a) the representations and warranties of the Parent and the Borrower contained in Section 6 of the Credit Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date); and

                    (b) no Default or Event of Default has occurred and is continuing or would result from such proposed Borrowing.


                                       CHECK TECHNOLOGY CANADA LTD.



                                       By
                                         Name___________________________________
                                         Title__________________________________

                                    EXHIBIT C

                        NOTICE OF CONTINUATION/CONVERSION

                                                        Date: ____________, ____

To: Harris Trust and Savings Bank, as Administrative Agent for the Lenders parties to the Credit Agreement dated as of December 20, 2001 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among Check Technology Canada Ltd., certain Lenders which are signatories thereto, and Harris Trust and Savings Bank, as Administrative Agent

Ladies and Gentlemen:

         The undersigned, Check Technology Canada Ltd. (the "Borrower"), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 1.6 of the Credit Agreement, of the [CONVERSION] [CONTINUATION] of the Loans specified herein, that:

                    1.     The conversion/continuation Date is __________, ____.

                    2. The aggregate amount of the [REVOLVING] [TERM] Loans to be [CONVERTED] [CONTINUED] is $______________.

                    3. The Loans are to be [converted into] [continued as] [Eurodollar] [Base Rate] Loans.

                    4. [IF APPLICABLE:] The duration of the Interest Period for the [REVOLVING] [TERM] Loans included in the [CONVERSION] [CONTINUATION] shall be _________ months.

         The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the proposed conversion/continuation date, before and after giving effect thereto and to the application of the proceeds therefrom:

                   (a) the representations and warranties of the Parent and the Borrower contained in Section 6 of the Credit Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date); provided, however, that this condition shall not apply to the conversion of an outstanding Eurodollar Loan to a Base Rate Loan; and

                   (b) no Default or Event of Default has occurred and is continuing, or would result from such proposed [CONVERSION]
        [CONTINUATION].

                                       CHECK TECHNOLOGY CANADA LTD.



                                       By
                                         Name___________________________________
                                         Title__________________________________

                                   EXHIBIT D-1


                                    TERM NOTE

U.S. $_______________                                          December 20, 2001

         FOR VALUE RECEIVED, the undersigned, Check Technology Canada Ltd., an Ontario corporation (the "Borrower"), hereby promises to pay to the order of _____________________ (the "Lender") at the principal office of Harris Trust and Savings Bank, as Administrative Agent, in Chicago, Illinois, in immediately available funds, the principal sum of ___________________ Dollars ($__________) or, if less, the aggregate unpaid principal amount of all Term Loans made or maintained by the Lender to the Borrower pursuant to the Credit Agreement, in installments in the amounts called for by Section 1.8(a) of the Credit Agreement, commencing on June 30, 2002, together with interest on the principal amount of such Term Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Credit Agreement.

         This Note is one of the Term Notes referred to in the Credit Agreement dated as of December 20, 2001 among the Borrower, Harris Trust and Savings Bank, as Administrative Agent and the Lenders party thereto (the "Credit Agreement"), and this Note and the holder hereof are entitled to all the benefits and security provided for thereby or referred to therein, to which Credit Agreement reference is hereby made for a statement thereof. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Credit Agreement. This Note shall be governed by and construed in accordance with the internal laws of the State of Illinois.

         Voluntary prepayments may be made hereon, certain prepayments are required to be made hereon, and this Note may be declared due prior to the expressed maturity hereof, all in the events, on the terms and in the manner as provided for in the Credit Agreement.

         The Borrower hereby waives demand, presentment, protest or notice of any kind hereunder.

                                       CHECK TECHNOLOGY CANADA LTD.



                                       By
                                         Name___________________________________
                                         Title__________________________________

                                   EXHIBIT D-2


                                 REVOLVING NOTE

U.S. $_______________                                         December 20, 2001

         FOR VALUE RECEIVED, the undersigned, Check Technology Canada Ltd., an Ontario corporation (the "Borrower"), hereby promises to pay to the order of ____________________ (the "Lender") on the Revolving Credit Termination Date of the hereinafter defined Credit Agreement, at the principal office of Harris Trust and Savings Bank, as Administrative Agent, in Chicago, Illinois, in immediately available funds, the principal sum of ___________________ Dollars ($__________) or, if less, the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to the Credit Agreement, together with interest on the principal amount of each Revolving Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Credit Agreement.

         This Note is one of the Revolving Notes referred to in the Credit Agreement dated as of December 20, 2001 among the Borrower, Harris Trust and Savings Bank, as Administrative Agent and the Lenders party thereto (the "Credit Agreement"), and this Note and the holder hereof are entitled to all the benefits and security provided for thereby or referred to therein, to which Credit Agreement reference is hereby made for a statement thereof. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Credit Agreement. This Note shall be governed by and construed in accordance with the internal laws of the State of Illinois.

         Voluntary prepayments may be made hereon, certain prepayments are required to be made hereon, and this Note may be declared due prior to the expressed maturity hereof, all in the events, on the terms and in the manner as provided for in the Credit Agreement.

         The Borrower hereby waives demand, presentment, protest or notice of any kind hereunder.

                                       CHECK TECHNOLOGY CANADA LTD.



                                       By
                                         Name___________________________________
                                         Title__________________________________

                                    EXHIBIT E


                     ---------------------------------------


                           BORROWING BASE CERTIFICATE


To:      Harris Trust and Savings Bank, as
         Administrative Agent under, and the Lenders party to, the Credit Agreement described below.

         Pursuant to the terms of the Credit Agreement dated as of December 20, 2001 among Check Technology Canada Ltd., Check Technology Corporation, the Lenders and the Administrative Agent (the "Credit Agreement"), we submit this Borrowing Base Certificate to you and certify that the information set forth below and on any attachments to this Certificate is true, correct and complete as of the date of this Certificate.

A.    RECEIVABLES IN BORROWING BASE

      1.      Gross Receivables                                                                ____________________
              Less
              (a)   Ineligible sales                                    ____________________
              (b)   Owed by an account debtor who is an Affiliate       ____________________
              (c)   Owed by an account debtor who is in an insolvency   ____________________
                    or reorganization proceeding
              (d)   Credits/allowances                                  ____________________
              (e)   Unpaid more than 90 days from due date              ____________________
              (f)   Unpaid more than 120 days from invoice date         ____________________
              (g)   Otherwise ineligible                                ____________________
      2.      Total Deductions (sum of lines A1a - A1g)                                        ____________________
      3.      Eligible Receivables (line A1 minus line A2)                                     ____________________
      4.      Eligible Receivables in Borrowing Base                                           ____________________
              (line A3 x .85)

B.    INVENTORY IN BORROWING BASE

      1.      Gross inventory of Finished Goods and raw materials                              ____________________
      2.      Less
              (a)   inventory not located at approved locations         ____________________
              (b)   Obsolete, slow moving, or not merchantable          ____________________
              (c)   Otherwise ineligible                                ____________________
      2.      Total Deductions (sum of lines B2a - B2c above)                                  ____________________
      3.      Eligible Inventory (line B1 minus line B2)                                       ____________________
      4.      Eligible Inventory in Borrowing Base (line B3 x .50)                             ____________________
      5.      Inventory Cap                                                                              $7,000,000
      6.      Lesser of line B4 or Line B5                                                               $_________

C.    TOTAL BORROWING BASE

      1.      Line A4                                                   ____________________
      2.      Line B6                                                   ____________________
      3.      Sum of Lines C1 and C2 (Borrowing Base)                   ____________________

D.    REVOLVING CREDIT ADVANCES

      1.      Loans                                                     ____________________
      2.      Letters of Credit                                         ____________________
      3.      Total Outstandings (line D1 plus D2)                                             ____________________

E.    AVAILABLE BORROWING BASE CAPACITY

              (line C6 minus line D3)                                                          ____________________


      Dated as of this ______ day of __________________.

                                       CHECK TECHNOLOGY CORPORATION



                                       By
                                         Name___________________________________
                                         Title__________________________________

                                    EXHIBIT F


               ---------------------------------------------------


                             COMPLIANCE CERTIFICATE


To:      Harris Trust and Savings Bank, as
         Administrative Agent under, and the Lenders party to, the Credit Agreement described below

         This Compliance Certificate is furnished to the Administrative Agent and the Lenders pursuant to that certain Credit Agreement dated as of December 20, 2001 among us, Check Technology Canada Ltd. (the "Borrower"), the Lenders party thereto and you (the "Credit Agreement"). Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Credit Agreement.

         THE UNDERSIGNED HEREBY CERTIFIES THAT:

         1. I am the duly elected ____________ of Check Technology Corporation;

         2. I have reviewed the terms of the Credit Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Parent, the Borrower and the Subsidiaries during the accounting period covered by the attached financial statements;

         3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or the occurrence of any event which constitutes a Default or Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Compliance Certificate, except as set forth below;

         4. The financial statements required by Section 8.5 of the Credit Agreement and being furnished to you concurrently with this Compliance Certificate are true, correct and complete as of the date and for the periods covered thereby; and

         5. The Schedule I hereto sets forth financial data and computations evidencing the Parent's compliance with certain covenants of the Credit Agreement, all of which data and computations are, to the best of my knowledge, true, complete and correct and have been made in accordance with the relevant Sections of the Credit Agreement.

         Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:


         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------


         The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this ______ day of __________________ 20___.


                                       CHECK TECHNOLOGY CORPORATION



                                       By
                                        Name____________________________________
                                        Title___________________________________

                                   SCHEDULE I
                            TO COMPLIANCE CERTIFICATE


                          CHECK TECHNOLOGY CORPORATION


                             COMPLIANCE CALCULATIONS
               FOR CREDIT AGREEMENT DATED AS OF DECEMBER 20, 2001

                    CALCULATIONS AS OF _____________, _______

==============================================================================================================
A.       Total Funded Debt to EBITDA* (Section 8.21)

         1.       Total Funded Debt                                                               $___________

         2.       Net Income for past 4 quarters                                                   ___________

         3.       Interest Expense for past 4 quarters                                             ___________

         4.       Income taxes for past 4 quarters                                                 ___________

         5.       Depreciation and Amortization Expense for past 4 quarters                        ___________

         6.       Sum of Lines A2, A3, A4, and A5 ("EBITDA")                                       ___________

         7.       Ratio of Line A1 to A6                                                             ____:1.0

         8.       Line A7 ratio must not exceed                                                      ____:1.0

         9.       The Parent is in compliance (circle yes or no)                                      yes/no

B.       Consolidated Net Worth (Section 8.22)

         1.       Consolidated Net Worth                                                           $___________

         2.       Line B1 shall not be less than                                                   $___________

         3.       The Parent is in compliance (circle yes or no)                                      yes/no

C.       Fixed Charge Coverage Ratio (Section 8.23)

         1.       EBITDA for past 4 quarters (line A6, above)                                      $___________

         2.       Principal payments made or to be made in past 4 quarters                         $___________

         3.       Cash Interest Expense for past 4 quarters                                        $___________

         4.       Sum of Lines C2 and C3                                                           $___________

         5.       Ratio of Line C1 to Line C4                                                        ____:1.0

         6.       Line C5 ratio must not be less than                                                ____:1.0

         7.       The Parent is in compliance (circle yes or no)                                      yes/no

D.       Operating Leases (Section 8.24)

         1.       Rentals during most recent fiscal year                                           $___________

         2.       Line D1 shall not be greater than                                                $___________

         3.       The Parent is in compliance (circle yes or no)                                      yes/no

----------------
* Use deemed EBITDA amount as set forth in definition of "Total Funded Debt to EBITDA Ratio" with respect to Delphax Assets as indicated.

                                    EXHIBIT G


                            ASSIGNMENT AND ACCEPTANCE


                          Dated _____________, _______

         Reference is made to the Credit Agreement dated as of December 20, 2001 (the "Credit Agreement") among Check Technology Canada Ltd., the Lenders (as defined in the Credit Agreement) and Harris Trust and Savings Bank, as Administrative Agent for the Lenders (the "Administrative Agent"). Terms defined in the Credit Agreement are used herein with the same meaning.

         _________________________________________________ (the "Assignor") and
_________________________ (the "Assignee") agree as follows:

                  1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, a _______% interest in and to all of the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents as of the Effective Date (as defined below), including, without limitation, such percentage interest in the Assignor's Commitments as in effect on the Effective Date and the Loans, if any, owing to the Assignor on the Effective Date and the Assignor's Percentage of any outstanding L/C Obligations and the Assignor's Percentage interest in any Collateral.

                  2. The Assignor (i) represents and warrants that as of the date hereof (A) its Revolving Credit Commitment is $_______________ and its Term Loan Commitment is $____________, (B) the aggregate outstanding principal amount of Loans made by it under the Credit Agreement that have not been repaid is $___________ ($____________ of Revolving Loans including $__________ of a Fixed Rate Loan and $__________ of other Revolving Loans, and $____________ of Term Loans) and a description of the interest rates and interest periods of such Loans is attached as Annex 1 hereto, and (C) the aggregate principal amount of Assignor's Percentage of outstanding L/C Obligations is $___________; (ii) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim, lien, or encumbrance of any kind; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any Subsidiary or the performance or observance by the Borrower or any Subsidiary of any of their respective obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto or the condition or existence of any Collateral.

                  3. The Assignee (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the most recent financial statements delivered to the Lenders pursuant to Section 8.5(a) and (b) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance;
         (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; and (v) specifies as its lending office (and address for notices) the offices set forth beneath its name on the signature pages hereof.

                  4. As consideration for the assignment and sale contemplated in Annex 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in Federal funds an amount equal to $________________*. It is understood that commitment and/or letter of credit fees accrued to the Effective Date with respect to the interest assigned hereby are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

                  5. The effective date for this Assignment and Acceptance shall be ___________, 20___ (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent and, if required, the relevant Borrower.

                  6. Upon such acceptance and recording, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.


----------------
* Amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee, net of any portion of any upfront fee to be paid by the Assignor to the Assignee. It may be preferable in an appropriate case to specify these amounts generically or by formula rather than as a fixed sum.

                  7. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Effective Date directly between themselves.

                  8. In accordance with Section 13.12 of the Credit Agreement, the Assignor and the Assignee request and direct that the Administrative Agent prepare and cause the relevant Borrower to execute and deliver to the Assignee the relevant Notes payable to the Assignee in the amount of its Commitments and new Notes to the Assignor in the amount of its Commitments after giving effect to this assignment.

                  9. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Illinois.

                                       [Assignor Lender]


                                       By
                                         Name___________________________________
                                         Title__________________________________


                                       [Assignee Lender]


                                       By
                                         Name___________________________________
                                         Title__________________________________

                                       Lending office (and address for notices):

Accepted and consented this
____ day of _____________

__________________________________


By______________________________________________
  Name__________________________________________
  Title_________________________________________

Accepted and consented to by the Administrative Agent this _______ day of _________________

HARRIS TRUST AND SAVINGS BANK, as Administrative Agent


By______________________________________________
  Name__________________________________________
  Title_________________________________________

                                     ANNEX I
                          TO ASSIGNMENT AND ACCEPTANCE


PRINCIPAL AMOUNT       TYPE OF LOAN        INTEREST RATE         MATURITY DATE

                                    EXHIBIT H


                         ADDITIONAL GUARANTOR SUPPLEMENT

                                                             ______________, ___

HARRIS TRUST AND SAVINGS BANK, as
   Administrative Agent for the Lenders
   named in the Credit Agreement dated
   as of December 20, 2001, among Check
   Technology Canada Ltd., as Borrower,
   the Parent, the Guarantors referred
   to therein, the Lenders from time to
   time party thereto, and the
   Administrative Agent (the "Credit
   Agreement")

Ladies and Gentlemen:

         Reference is made to the Credit Agreement described above. Terms not defined herein which are defined in the Credit Agreement shall have for the purposes hereof the meaning provided therein.

         The undersigned, [NAME OF SUBSIDIARY GUARANTOR], a [JURISDICTION OF INCORPORATION OR ORGANIZATION] hereby elects to be a "Guarantor" for all purposes of the Credit Agreement, effective from the date hereof. The undersigned confirms that the representations and warranties set forth in
Section 6 of the Credit Agreement are true and correct as to the undersigned as of the date hereof.

         Without limiting the generality of the foregoing, the undersigned hereby agrees to perform all the obligations of a Guarantor under, and to be bound in all respects by the terms of, the Credit Agreement, including without limitation Section 12 thereof, to the same extent and with the same force and effect as if the undersigned were a signatory party thereto.

         This Agreement shall be construed in accordance with and governed by the internal laws of the State of Illinois.

                                             Very truly yours,

                                             [NAME OF SUBSIDIARY GUARANTOR]



                                             By ________________________________
                                               Name ____________________________
                                               Title ___________________________